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                                      [LOGO]

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                                  COLUMBIA FUNDS

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                   ==========================================
                             2000 SEMIANNUAL REPORT
                   ==========================================


                           COLUMBIA COMMON STOCK FUND
                   ------------------------------------------
                              COLUMBIA GROWTH FUND
                   ------------------------------------------
                        COLUMBIA INTERNATIONAL STOCK FUND
                   ------------------------------------------
                              COLUMBIA SPECIAL FUND
                   ------------------------------------------
                             COLUMBIA SMALL CAP FUND
                   ------------------------------------------
                        COLUMBIA REAL ESTATE EQUITY FUND
                   ------------------------------------------
                             COLUMBIA BALANCED FUND
                   ------------------------------------------
                    COLUMBIA U.S. GOVERNMENT SECURITIES FUND
                   ------------------------------------------
                      COLUMBIA FIXED INCOME SECURITIES FUND
                   ------------------------------------------
                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
                   ------------------------------------------
                       COLUMBIA OREGON MUNICIPAL BOND FUND
                   ------------------------------------------
                            COLUMBIA HIGH YIELD FUND
                   ------------------------------------------
                          COLUMBIA DAILY INCOME COMPANY

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

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
                               SEMIANNUAL REPORT
                                  JUNE 30, 2000



INTRODUCTION          1      To Our Shareholders
--------------------------------------------------------------------------------
INVESTMENT            4      Columbia Common Stock Fund
REVIEWS               6      Columbia Growth Fund
                      8      Columbia International Stock Fund
                      10     Columbia Special Fund
                      12     Columbia Small Cap Fund
                      14     Columbia Real Estate Equity Fund
                      16     Columbia Balanced Fund
                      18     Columbia U.S. Government Securities Fund
                      20     Columbia Fixed Income Securities Fund
                      22     Columbia National Municipal Bond Fund
                      24     Columbia Oregon Municipal Bond Fund
                      26     Columbia High Yield Fund
                      28     Columbia Daily Income Company
--------------------------------------------------------------------------------
FINANCIAL             29     Financial Highlights
INFORMATION           36     Schedules of Investments
                      82     Statements of Assets and Liabilities
                      84     Statements of Operations
                      86     Statements of Changes in Net Assets
                      88     Notes to Financial Statements


                                 COLUMBIA FUNDS
                                  P.O. BOX 1350
                             PORTLAND, OR 97207-1350
                                 1-800-547-1707
                             www.columbiafunds.com


FRONT COVER FEATURES A PHOTOGRAPH OF THE 83-YEAR-OLD VISTA HOUSE, PERCHED ATOP CROWN POINT AT THE MOUTH OF THE COLUMBIA RIVER GORGE. THE PHOTO WAS TAKEN IN OREGON, LOOKING ACROSS TO WASHINGTON STATE.

                               TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

We are pleased to present the Columbia Funds 2000 Semiannual Report. In the following pages, you'll find updated financial information for our family of 13 no-load mutual funds. And, our portfolio managers have prepared summaries of the investment activity that occurred in each Fund for the six months ended June 30, 2000. We hope that this information will be valuable to you as you evaluate your investments with us. Before you delve into individual fund information, however, we'd like to provide an overview of the challenging environment in which the Funds operated.

MARKETS EXPERIENCE EXCEPTIONAL VOLATILITY

The first half of 2000 has been marked by record volatility (particularly in small- and mid-cap stocks), a significant correction in the technology sector, and a subsequent recovery in a few of the best-capitalized technology industry leaders. Though earnings growth in general has met and even exceeded expectations, stock markets around the world have had a difficult time gaining ground.

Why all this volatility? A large part of it is due to a soaring domestic economy and the Federal Reserve Board's attempt to keep it under control. Unemployment has remained low, productivity has continued to improve, consumer spending has stayed strong and energy prices have moved higher. These factors together have raised anxieties that inflationary pressures could develop. As a result, the Fed has maintained a tightening policy, raising interest rates to reduce the availability of credit to borrowers in an effort to slow the pace of consumer spending and economic growth. Additional volatility has been caused by concerns about whether the Fed will be successful in engineering a soft landing and how corporate earnings may be impacted.

A TREND OF FED TIGHTENING

The Fed began raising the federal funds rate -- the interest rate banks charge each other for loans -- in June 1999. By early 2000, it was evident that economic activity was not slowing and was even accelerating. Therefore, the Fed raised rates again in February and March, each time by 0.25%. More aggressive action was taken in May as the Fed raised rates 0.50% in one swift move.

FEDERAL RESERVE BOARD ADOPTS
   TIGHTENING POLICY

[CHART]

              Federal
               Funds
               Rate
              -------
May 99         4.75%
Jun 99         5.00%
Aug 99         5.25%
Oct 99         5.25%
Nov 99         5.50%
Dec 99         5.50%
Feb 00         5.75%
Mar 00         6.00%
May 00         6.50%
Jun 00         6.50%

                              TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

By late spring, it appeared that the Fed's actions had finally begun to cool the economy. The latest economic indicators showed a softening in employment, retail sales, housing and manufacturing activity. Even though growth may be slowing, consumers continue to be upbeat and job growth is still strong, arguing against a major downshift in economic growth.

We believe that the Fed's continued vigilance will foster a more moderate and sustainable pace of economic growth. The Fed's actions should help maintain the current environment of low inflation, high employment and improving productivity. Although inflation has risen from its low levels of 1998, it has not reached levels considered problematic. The pressure to raise prices has increased in some industries, but the very competitive nature of many world markets and the productivity gains realized from new technologies should help keep prices in check for consumers.

THE EQUITY MARKETS

Equity performance in the first six months of the year reflects concerns that earnings expectations could be too optimistic, particularly if the Fed acted too aggressively. These fears resulted in the stock market correction that began in March and continued through late May. In the second quarter, the S&P 500 fell 2.66%, while the NASDAQ Index lost 13.23%, demonstrating a substantial recovery during the period considering the Index plunged 35% in April. International stocks also lost ground.

The best performing sectors in this volatile environment tended to be the more defensive groups, such as health care, utilities and energy. (Sectors are considered defensive when they are less affected by changes in the economy.) Second quarter declines pulled most equity indices underwater for the first half of the year; some exceptions for the six months ended June 30 were the Russell 2000, up 3.04%, the S&P Mid Cap 400, up 8.97%, and the National Association of Real Estate Investment Trusts Index, up 13.18%. The performance of Columbia Funds' large cap equity portfolios were well above the S&P 500 for the first half primarily because of solid stock selection in key industries related to our investment themes, such as consumer staples, technology and finance.

FIXED INCOME SECURITIES

Interest rates generally rose through mid-May as investors contemplated the likelihood of more aggressive Fed action. After the Fed's last rate increase in May, the bond markets rallied when new economic releases appeared to show softening consumer demand. The U.S. Treasury's ongoing program to buy back outstanding issues remains a strong influence on fixed income returns, perhaps artificially driving up prices as supply diminishes over time. Although corporate and mortgage-backed debt regained some ground

---------------------------------
We have refocused on the
Aging of America theme
while maintaining our
Technology Age and Baby
Boomer Spending themes. [GRAPHIC]
---------------------------------

                              TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

during the second quarter, Treasury securities have outperformed both sectors so far this year.

LOOKING AHEAD

We anticipate that the Fed will eventually be successful in engineering a soft landing for the economy. In an environment of slower, more sustainable growth, we believe that corporate and mortgage-backed issues provide attractive yields and are expected to contribute to higher total returns in our fixed income portfolios going forward.

In the equity markets, we expect decelerating earnings gains to contribute to market fluctuations in the months ahead. While technology and smaller cap names have experienced some of the greatest volatility, many of these companies still appear to have the strongest prospects for earnings growth in the future. We continue to be selective in constructing our portfolios, looking for companies with good earnings visibility, adequate financing, leading positions in their industries and the ability to sustain and accelerate growth even as economic activity moderates.

KEEP IN TOUCH

Throughout the ups and downs of the financial markets, much of your Funds' success can be attributed to our dedicated team of professionals. To keep abreast of news at Columbia, we invite you to visit our Web site at www.columbiafunds.com on a regular basis. On the site, you can access your account information and track the performance of your investments. If you have questions about how to get online, or if you need more information about your account or our services, please contact us at 1-800-547-1707. And, be sure to watch your mail over the next few months for news about new products and services from Columbia.

Thank you for your confidence in Columbia Funds. We look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Thomas L. Thomsen                             /s/ Jeff B. Curtis

Thomas L. Thomsen                                 Jeff B. Curtis
PRESIDENT AND CHIEF INVESTMENT OFFICER            PRESIDENT
COLUMBIA FUNDS MANAGEMENT COMPANY                 COLUMBIA FUNDS

August 2000

---------------------------
We at Columbia have
remained committed to
pursuing opportunities
with the greatest
potential to reward
our shareholders. [GRAPHIC]
---------------------------

                                INVESTMENT REVIEW
-------------------------------------------------------------------------------

COLUMBIA COMMON STOCK FUND
-----------------------------

PERFORMANCE

For the six months ended June 30, 2000, Columbia Common Stock Fund returned 6.96%. The Fund's benchmark index, the S&P 500, declined for the period and posted a loss of 0.42%.

VOLATILE MARKET CONDITIONS

The stock market showed increased volatility in the first half of the year as fears of inflation dominated the market. In an effort to slow economic growth to a more sustainable pace and stave off inflation, the Federal Reserve Board aggressively raised short-term interest rates a total of 1.00% in three moves during the period. In the spring, economic data finally indicated some slowing in the economy, which may prompt the Fed to adopt a neutral bias going forward.

Some of the greatest casualties of stock market turbulence were some individual technology issues. Our approach of not getting caught up in the hype of the market, and focusing on fundamentals to drive stock selection, served us well as our technology selections nicely outpaced the market. Despite higher relative valuations, technology fundamentals remain robust; and, on balance, we view technology as a sector filled with attractive investment opportunities.

MAINTAINING A THEMATIC DIRECTION

Our investment themes continued to have a strong influence on the portfolio. In the second quarter, we sold our holdings in the World Recovery theme, which served the Fund well in 1999 and early in 2000. Going into the second half of the year, however, we felt this group of stocks was fairly priced and that global economies would decelerate from their very healthy levels. Proceeds were directed into the Aging of America theme, particularly in health care issues and "asset accumulators" (companies that manage retirement assets). We also continued to emphasize Technology Age and Baby Boomer Spending themes during the period.

STAND-OUT SECTORS

Throughout the first six months of 2000, Fund performance was led by the consumer staples and energy sectors but also received a boost from the technology and finance sectors. Two of the Fund's top performers were Pfizer and Micron Technology. Investor

             AVERAGE ANNUAL TOTAL RETURNS
                  AS OF JUNE 30, 2000

                                            S&P
                                 CCSF       500
                                 ----       ---
1 Year                          18.27%     7.25%
5 Years                         24.25%    23.80%
Since Inception                 19.64%    18.78%

                 ----------------------

                   GROWTH OF $10,000
                    SINCE INCEPTION

[CHART]

                        COLUMBIA
                         COMMON
                          STOCK              S&P
                          FUND               500
                        --------             ---
10/1/91                  $10,000           $10,000
12/31/91                 $11,025           $10,838
12/31/92                 $12,126           $11,664
12/31/93                 $14,120           $12,840
12/31/94                 $14,411           $13,009
12/31/95                 $18,855           $17,898
12/31/96                 $22,760           $22,007
12/31/97                 $28,534           $29,349
12/31/98                 $36,033           $37,737
12/31/99                 $45,315           $45,677
6/30/00                  $48,462           $45,482

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

                                INVESTMENT REVIEW
-------------------------------------------------------------------------------

recognition and appreciation of the outstanding growth prospects of the newly merged Pfizer/Warner Lambert entity drove Pfizer performance. Pfizer, an Aging of America holding, is one of the world's largest pharmaceutical and consumer health care corporations.

Micron Technology, a Technology Age holding, is the world's market share leader of DRAM (Dynamic Random Access Memory) semiconductors. The company benefited from a tightening supply in DRAM semiconductors over the past six months, which in turn should drive robust earnings growth in the months ahead.

As could be expected, we didn't pitch a perfect game in the first half of the year. Holdings in International Paper, Honeywell International and Costco hampered performance. International Paper, a global leader in the paper and forest products industry, suffered from an easing in forest product fundamentals and rising concerns of a slowing economy. The same economic concerns -- as well as management's difficulties in executing its business plan -- hurt Honeywell International, a diversified manufacturing company. Furthermore, we sold our holdings in Costco, which operates warehouses offering discounted private label and national brands, due to deceleration in earnings growth and heightened concerns about moderating consumer spending.

MODERATE, HEALTHY GROWTH EXPECTED

In the months ahead, we expect earnings growth to moderate but remain at healthy levels as the robust domestic economy cools. Given this dynamic, we are placing an increased focus on companies that we believe can deliver solid earnings growth in an environment of decelerating economic growth. In terms of our investment themes, we feel comfortable that their underlying trends are solidly in place and will continue to have a positive influence on the portfolio.

                      TOP 10 HOLDINGS
                   AS A % OF NET ASSETS

                                     6/30/00    12/31/99
  Pfizer, Inc.                         6.7        1.0
  Intel Corp.                          5.2        1.9
  Micron Technology, Inc.              4.1        0.6
  General Electric Co.                 3.9        3.9
  Citigroup, Inc.                      3.5        3.4
  Cisco Systems, Inc.                  3.5        2.7
  US West, Inc.                        2.9         --
  American International Group, Inc.   2.7        2.0
  Lucent Technologies, Inc.            2.4        2.5
  Tyco International Ltd.              2.3        1.2

                 ----------------------

                      TOP 5 SECTORS
                  AS A % OF NET ASSETS

                                  6/30/00      12/31/99
  Technology                       38.2          30.8
  Finance                          14.0          13.0
  Consumer Staples                 13.2           9.3
  Media/Telecommunications         12.8          19.3
  Basic Industries & Mfg.           8.5          11.7

Thank you for your continued support of Columbia Common Stock Fund.

GUY W. POPE
ON BEHALF OF THE COLUMBIA INVESTMENT TEAM

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

          COLUMBIA GROWTH FUND
--------------------------------------

FUND PERFORMANCE

We are pleased to report that for the six months ended June 30, 2000, Columbia Growth Fund gained 10.45%, while the S&P 500 lost 0.42% and the Russell 1000 Growth Index gained 4.23%.

KEEPING AN EYE ON INFLATION

The Fund's strong performance was achieved in an environment of significant volatility and rising inflation concerns. We, too, are highly focused on the inflation outlook, particularly given the high price/earnings (P/E) ratios in the market for growth stocks. Historically, rising inflation has resulted in large declines in the P/E ratios of high growth stocks. However, we continue to be convinced that inflation is not a secular problem and therefore have remained committed to companies with strong growth prospects.

STRONG FUND PERFORMERS

Major contributors to Fund performance were found in the semiconductor and communications equipment industries, as well as select consumer growth issues. Micron Technology, a manufacturer of semiconductor memory products, and Intel, a semiconductor chipmaker, were significant positions that gained 129% and 63% for the period, respectively. The stocks surged due to a favorable combination of capacity reduction in the prior period, as well as current and expected strong demand. The chips, boards, systems and software produced by these companies are used in communication devices, personal computers and computer servers.

The rapid expansion of broadband (high speed Internet access) capacity has underpinned robust demand for various communications equipment and components, data storage and service products, and custom billing and other software products. Benefiting from these respective trends have been Nortel Networks, JDS Uniphase, EMC and Amdocs, all of which contributed positively to the Fund's six-month performance.

              AVERAGE ANNUAL TOTAL RETURNS
                   AS OF JUNE 30, 2000

                                          RUSSELL
                                  S&P      1000
                       CGF        500     GROWTH
                     ------     ------    ------
1 Year               21.49%      7.25%    25.67%
5 Years              25.72%     23.80%    28.67%
10 Years             19.01%     17.81%    20.11%
20 Years             18.61%     17.33%    17.59%

                 ----------------------

                   GROWTH OF $10,000
                     OVER 20 YEARS

[CHART]

                   COLUMBIA                                  RUSSELL 1000
                  GROWTH FUND             S&P 500               GROWTH
                  -----------             -------            ------------
6/30/80             $10,000               $10,000               $10,000
6/30/81             $13,812               $12,051               $11,951
6/30/82             $12,472               $10,664               $10,109
6/30/83             $24,291               $17,157               $16,987
6/30/84             $19,838               $16,351               $14,493
6/30/85             $26,728               $21,382               $18,502
6/30/86             $34,469               $29,020               $26,247
6/30/87             $39,711               $36,312               $31,194
6/30/88             $39,346               $33,810               $27,697
6/30/89             $45,606               $40,738               $33,400
6/30/90             $53,282               $47,448               $40,899
6/30/91             $56,372               $50,982               $44,927
6/30/92             $62,308               $57,814               $51,051
6/30/93             $76,732               $65,694               $55,661
6/30/94             $78,221               $66,620               $55,516
6/30/95             $96,697               $83,988               $72,454
6/30/96            $122,776              $105,834               $92,618
6/30/97            $152,205              $142,547              $121,626
6/30/98            $203,498              $185,554              $159,780
6/30/99            $249,997              $227,768              $203,367
6/30/00            $303,807              $244,259              $255,572

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO- BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES; THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

Also contributing to good fund performance was Kohl's, a Milwaukie, Wisconsin-based department store company. With a unique store format and merchandising mix, the company has had an excellent growth record in a broadly defined business that has challenged many others. With its acquisition of Caldor, a discount retail chain, Kohl's has entered the New York, Northeast and Mid-Atlantic markets with superior results.

SOME IMPROVEMENTS ANTICIPATED

The Fund experienced disappointing results from some holdings, including Lucent Technologies, Clear Channel Communications and Staples. Lucent sells telecommunications equipment, but has lost some market share and has experienced some execution problems. We believe that new products and improvements in execution should eventually improve performance. A diversified media company, Clear Channel has a robust business, but its share price has declined due to concerns about slowing demand for radio advertising. We think that these concerns are currently overdone and the stock remains attractive. Finally, we sold our holdings in Staples, an office supply retailer. The company incurred greater than expected costs in its efforts to expand its e-commerce operations, and competition in the office supplies market has intensified.

EARNINGS GROWTH OPPORTUNITIES AHEAD

Our longer-term outlook for stocks is positive and we believe that the Fund is well positioned. We expect that a moderating economy and a reduction in inflation fears should take downward pressure off P/E ratios generally. Meanwhile, we look to the superior earnings growth prospects of the Fund's holdings to produce competitive returns.


                    TOP 10 HOLDINGS
                  AS A % OF NET ASSETS

                               6/30/00  12/31/99
Pfizer, Inc.                       5.7      --
Intel Corp.                        5.1     1.9
Micron Technology, Inc.            4.0     1.0
Cisco Systems, Inc.                3.8     3.2
Tyco International Ltd.            3.3     2.7
US West, Inc.                      3.0      --
Flextronics International Ltd.     3.0     2.1
Lucent Technologies, Inc.          2.6     2.9
EMC Corp.                          2.5     1.8
American International Group, Inc. 2.4     1.9

                 ----------------------

                    TOP 5 SECTORS
                 AS A % OF NET ASSETS

                               6/30/00  12/31/99
Technology                        45.9    37.2
Media/Telecommunications          13.9    18.3
Consumer Staples                  12.1     9.0
Finance                           10.0    12.5
Basic Industries & Mfg.            7.1     6.5


Thank you for your continued confidence in Columbia Growth Fund.

ALEXANDER S. MACMILLAN
PORTFOLIO MANAGER

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA INTERNATIONAL STOCK FUND
-------------------------------------

SIX-MONTH RETURNS

International markets struggled in the first half of 2000. For the six months ended June 30, 2000, Columbia International Stock Fund returned -12.01%. The MSCI EAFE Index was also down for the period, returning -3.95%.

MIXED RESULTS OVERSEAS

Foreign markets suffered in the period as a fairly stagnant first quarter gave way to a volatile second quarter. In Europe, market gains were posted by Sweden, France and Italy, which were up 12.1%, 10.5% and 8.0%, respectively. However, these advances were offset by losses in the United Kingdom (-7.2%) and Germany (-3.7%), where nearly a quarter of the Fund's assets were invested. Performance in European markets was further impeded by weaker currencies: both the Euro and the Pound Sterling were down over 5%.

Asian markets did not fare much better during the period. The Japanese market was weak and posted a -2.4% return. Poor performance was exacerbated by a weak Yen, which declined over 3% for the period. Other Southeast Asian markets, such as Singapore and Indonesia, also declined, but the Fund was not impacted to any significant degree due to its modest holdings in this region.

KEY CONTRIBUTORS TO RETURNS

Despite a challenging environment, several holdings made positive contributions. Alcatel, a leading French telecommunications equipment provider, was a very strong performer. Also in Europe, insurance stocks benefited from increases in premiums. AXA SA, Swiss Re and Allianz AG all posted gains for the periods. The Fund's holdings in oil stocks also performed well. The price of crude oil rose steadily over the past six months, paving the way for good performance from names like Total Fina Elf, Shell and BP Amoco.

          AVERAGE ANNUAL TOTAL RETURNS
              AS OF JUNE 30, 2000

                                           MSCI
                                 CISF      EAFE
                                ------    ------
1 Year                          28.94%    17.44%
5 Years                         17.72%    11.64%
Since Inception                 14.13%    12.25%

               -----------------

               GROWTH OF $10,000
                SINCE INCEPTION

[CHART]

               COLUMBIA
             INTERNATIONAL
               STOCK FUND           MSCI EAFE
             -------------          ---------
10/1/92         $10,000              $10,000
12/31/92        $10,060               $9,623
12/31/93        $13,417              $12,794
12/31/94        $13,086              $13,825
12/31/95        $13,760              $15,422
12/31/96        $16,042              $16,403
12/31/97        $17,882              $16,740
12/31/98        $20,177              $20,144
12/31/99        $31,865              $25,643
6/30/00         $28,035              $24,634

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE MSCI EAFE INDEX IS A MARKET WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 20 DEVELOPED MARKET COUNTRIES IN EUROPE, AUSTRALASIA AND THE FAR EAST.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

The Fund was held back in the first half by its strong emphasis on technology and telecommunications issues, a strategy that worked exceedingly well in 1999. For instance, Equant, a Dutch telecommunication services company, experienced a sharp sell-off of its stock as order trends appeared disappointing. Vodafone Airtouch, the world's largest telecommunications company, also suffered a sell-off following its completion of a major acquisition of Mannesmann. Consumer staple stocks -- such as Heineken and Nestle -- did have positive growth during the period.

SIGNS OF CONFIDENCE

We maintain a positive outlook for world growth. European economies, in particular, continue to exhibit signs of growth and confidence, which should provide firm, underlying support for expansion in coming months. Therefore, we recently increased our investment positions in Europe. Pharmaceuticals and consumer staples appear attractive, and we added to holdings in Aventis, a French company engaged in the development of pharmaceuticals, and Danone, a French producer and seller of food and beverage products.

In Asia, the Japanese market continues to make slow but positive progress. In Japan, we will continue to emphasize technology and electronics companies with a strong international presence. However, we have recently added some domestic-oriented companies in retailing and real estate to take advantage of improving consumer confidence as unemployment rates gradually fall. Furthermore, we believe that the U.S. dollar will decline slightly relative to Asian and other currencies in the coming months, which would contribute to investment gains.


                  TOP 10 HOLDINGS
               AS A % OF NET ASSETS

                               6/30/00 12/31/99
Skandia Insurance Co., Ltd.       2.1     1.1
WPP Group plc                     1.9     1.9
Vodafone Airtouch plc             1.7     0.8
Mitsubishi Electric Corp.         1.4      --
Isetan Co., Ltd.                  1.4      --
NEC Corp.                         1.4     0.4
Banyu Pharmaceutical Co., Ltd.    1.4      --
Alcatel                           1.3      --
NTT Docomo, Inc.                  1.2     2.0
Compass Group plc                 1.2     1.4

               ---------------------

                  TOP 5 COUNTRIES
               AS A % OF NET ASSETS

                               6/30/00 12/31/99
Japan                            27.1    26.4
United Kingdom                   18.0    18.9
France                            8.9     5.7
Netherlands                       6.9     6.2
Germany                           6.8     6.8


Thank you for your interest in Columbia International Stock Fund.

JAMES M. MCALEAR
PORTFOLIO MANAGER

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA SPECIAL FUND
------------------------------------

COMPELLING RETURNS

For the six months ended June 30, 2000, Columbia Special Fund reported a 21.85% return. Performance was favorable compared to the S&P Mid Cap 400 and the Russell 2000 Indices, which returned 8.34% and 3.04%, respectively.

VOLATILE ENVIRONMENT FOR SMALL- AND MID-CAP STOCKS

The year 2000 began with markets climbing to new heights, led by the technology and biotechnology sectors. February proved to be one of the strongest months in history for small- and mid-cap stocks, with the NASDAQ closing over the 5000 point mark for the first time ever. A sharp correction, how-ever, ensued in March and valuations between technology and non-technology stocks narrowed.

Market turbulence persisted in the second quarter, with many popular indices reporting only slight gains or declines. The S&P Mid Cap 400 gained only 0.84%, the Russell 2000 was down 3.78%, and the broader S&P 500 lost 2.66%. These performance figures were indicative of the general correction in growth stocks, particularly in technology. However, the market did rally in the closing weeks of June as signs of a cooling economy suggested that further Federal Reserve interest rate hikes might not be necessary.

PORTFOLIO ACTIVITY

As certain technology stocks began hitting their price targets in February and early March, we trimmed our holdings. In many cases, technology companies continued to provide the strongest prospects for future earnings growth, so we remained focused on finding and holding established, profit-producing business models that possessed reasonable valuations.

Throughout the period, the Fund benefited from its holdings in energy stocks, which held up well in the weak market environment. Higher oil and gas prices produced strong earnings for energy producing companies, and energy services companies also experienced improved earnings from increased spending on

               AVERAGE ANNUAL TOTAL RETURNS
                  AS OF JUNE 30, 2000

                                 S&P
                               MID CAP    RUSSELL
                       CSF       400       2000
                     ------     ------    -------
1 Year               62.27%     16.98%    14.32%
5 Years              23.01%     21.19%    14.27%
10 Years             18.66%     18.03%    13.57%

                -----------------

                GROWTH OF $10,000
                  OVER 10 YEARS

[CHART]

                       COLUMBIA
                     SPECIAL FUND          RUSSELL 2000         S&P MIDCAP 400
                     ------------          ------------         --------------
6/30/90                $10,000               $10,000               $10,000
6/30/91                $10,045               $10,123               $11,286
6/30/92                $11,695               $11,597               $13,381
6/30/93                $15,080               $14,612               $16,421
6/30/94                $16,320               $15,248               $16,411
6/30/95                $19,639               $18,314               $20,074
6/30/96                $25,093               $22,689               $24,406
6/30/97                $27,238               $26,394               $30,105
6/30/98                $31,019               $30,752               $38,278
6/30/99                $34,093               $31,213               $44,858
6/30/00                $55,323               $35,682               $52,475

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE S&P MIDCAP 400 IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. MARKET FOR MID-CAP STOCKS. THE S&P MIDCAP 400 WILL REPLACE THE RUSSELL 2000 AS THE SPECIAL FUND'S BENCHMARK INDEX BECAUSE THE MIDCAP INDEX IS MORE REPRESENTATIVE OF THE TYPES OF STOCKS HELD BY THE FUND. THE RUSSELL 2000 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE MARKET FOR SMALL, DOMESTIC STOCKS.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

exploration and development. Nabors and Noble Drilling, both drilling contractors for the oil and gas industries, were two holdings that lifted performance.

The Fund also benefited from increased exposure to the health care industry. With cash raised from trimming technology, we added to positions in ALZA Corp., which focuses on drug delivery technologies; Cardinal Health, which offers pharmaceutical products and services to a broad customer base; Tenet Healthcare, a health care service provider; and Watson Pharmaceuticals, which concentrates on branded and off-patent pharmaceutical products.

Due to investor fears that rising interest rates would slow consumer spending, retail and restaurant stocks were generally weak throughout the period. Fund performance was hampered by holdings in Seattle-based retailer Nordstrom, as well as Outback Steakhouse. Also, after increasing 51% in the first quarter due to strong consumer spending for digital cameras, DVD players and cell phones, specialty electronics retailer Best Buy was down 25% in the second quarter. Other disappointments were J.D. Edwards in the software sector and Aspect Telecommunications in the telecomm equipment sector; we bought these companies as turnaround candidates, but they continued to stumble during the period.

FOCUS ON EARNINGS GROWTH

Growth stocks have continued to outperform value stocks in the past six months. (Growth stocks represent companies expected to grow their earnings faster than the overall market, while value stocks are those that appear to be undervalued by the market at large.) The Fund's focus on small- and mid-cap growth stocks has been beneficial. We expect volatility to persist in the coming months as investors consider how changing economic prospects may affect different sectors of the market. We will continue using our research-intensive stock selection process to identify companies with the best opportunities to deliver above-average earnings growth over the remainder of the year.


                     TOP 10 HOLDINGS
                  AS A % OF NET ASSETS

                               6/30/00 12/31/99
Ciena Corp.                       3.2     2.4
BEA Systems, Inc.                 2.6     4.5
Extreme Networks, Inc.            2.4     0.7
ALZA Corp.                        2.4     0.5
Transocean Sedco Forex, Inc.      2.1      --
Waters Corp.                      2.1      --
Univision Communications, Inc.
  (Class A)                       2.0     2.7
Nabors Industries, Inc.           2.0     1.6
LSI Logic Corp.                   1.9     1.8
Apache Corp.                      1.8     1.1

                   TOP 5 SECTORS
               AS A % OF NET ASSETS

                               6/30/00 12/31/99
Technology                       44.6    41.5
Consumer Cyclical                12.6    17.1
Consumer Staples                 12.3    10.5
Energy                           12.2     4.8
Media/Telecommunications          7.5    17.4


Thank you for your continued confidence in Columbia Special Fund.

RICHARD J. JOHNSON
PORTFOLIO MANAGER

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA SMALL CAP FUND
------------------------------------

FIRST HALF RESULTS

Columbia Small Cap Fund returned a strong 18.05% for the six months ended June 30, 2000. In comparison, the Russell 2000 Index returned only 3.04% for the same period.

MARKET MOVEMENTS

Small cap issues -- particularly those in the technology and biotech sectors -- experienced extreme price fluctuations throughout the period. These stocks surged in January and February, with February becoming the best performing month in the history of the Russell 2000. However, a correction ensued in March, which led to the Index's worst ever single-month relative performance (compared to the S&P 500). The correction continued into April and May before stocks rebounded in June as Federal Reserve interest rate hikes finally appeared to be cooling the economy.

CONTRIBUTORS TO RETURNS

In February and early March, we trimmed technology holdings we felt were vulnerable to correction, and we focused on tech companies with established, profit-producing business models. Although our cash position increased as a result, we reinvested the cash when valuations fell in April and May. Despite the market's volatility, some of our technology holdings rose over 50% for the period, including Tekelec, Amphernol, Amdocs, Integrated Device Technology and MMC Networks.

To help mitigate the impact of the tech correction, we also turned to sectors such as energy and health care. Our energy and energy services holdings were strong performers as many stocks gained 25 to 70%, and some of the portfolio's health care holdings provided even greater returns. For instance, Alkermes, a company that focuses on drug delivery technologies, was up 92% for the period. Universal Health Services, an operator of hospital and medical care centers, rose 82%. In another area, PerkinElmer, which develops equipment used by researchers to unravel the human genome, increased 59%.

The retail and restaurant sectors were generally weak due to concerns about slowing consumer spending. As usual, some companies weathered the adverse environment

               AVERAGE ANNUAL TOTAL RETURNS
                  AS OF JUNE 30, 2000

                                          RUSSELL
                                 CSCF      2000
                                ------    -------
1 Year                          81.02%    14.32%
Since Inception                 32.58%    12.91%

                 ----------------------

                   GROWTH OF $10,000
                    SINCE INCEPTION

[CHART]

                  COLUMBIA
                SMALL CAP FUND           RUSSELL 2000
                --------------           ------------
10/1/96            $10,000                 $10,000
12/31/96           $10,762                 $10,520
12/31/97           $14,432                 $12,872
12/31/98           $15,109                 $12,544
12/31/99           $24,045                 $15,211
6/30/00            $28,388                 $15,672

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE RUSSELL 2000 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE MARKET FOR SMALL, DOMESTIC STOCKS.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

better than others did. An increase of 61% was posted by Michael's Stores, an arts & crafts supplies retailer with a nationwide presence. In addition, a high-end concept restaurant chain called P.F. Chang's China Bistro rose 28%. These stocks performed well due to the companies' abilities to deliver very strong comparable store sales increases, which is a primary fundamental factor for both retail and restaurant companies.

ROOM FOR IMPROVEMENT

A volatile market environment is bound to take its toll on weaker companies, and the portfolio was not immune to some disappointing stock performance. American Management Systems, a business and information technology (IT) consulting firm, weakened as IT spending declined post Y2K, and the position was trimmed. A provider of IT services to the health care industry, TriZetto Group, found that its stock price declined after a failed merger attempt. Also, InterTAN -- a consumer electronics retailer and dealer -- was a victim of the general weakness in the retail sector as some stores experienced slowing sales.

We also had some disappointments in the technology sector. Concurrent Computer, a supplier of digital video server systems, experienced price declines as the timetable for cable companies' rollout of video on demand was extended by six months. Also, Bindview Development, a provider of IT risk management solutions, suffered earnings disappointment in the first quarter. However, we maintained our holdings in Bindview since we believed the stock was oversold and there was a good chance that the company would resume its growth.

LOOKING AHEAD

In this choppy yet overall flat trending market, we will continue to rely on bottom-up research to seek out companies that we believe will meet or exceed their revenue and earnings estimates. At current valuation levels, the market deals harshly with any disappointment on the earnings side, and we are concentrating on owning companies that we believe can deliver at least the expected numbers.


                  TOP 10 HOLDINGS
               AS A % OF NET ASSETS

                                    6/30/00 12/31/99
Power-One, Inc.                        3.6     1.9
HNC Software, Inc.                     2.1     0.7
Acxiom Corp.                           1.9     1.5
Priority Healthcare Corp. (Class B)    1.7      --
Alpharma, Inc. (Class A)               1.7      --
Integrated Device Technology, Inc.     1.6     1.8
PerkinElmer, Inc.                      1.5     0.3
Radisys Corp.                          1.5     1.4
Apex, Inc.                             1.5     1.1
Tekelec                                1.5      --

             ----------------------

                 TOP 5 SECTORS
              AS A % OF NET ASSETS

                               6/30/00 12/31/99
Technology                       43.0    57.2
Consumer Staples                 13.9     9.0
Consumer Cyclical                13.8    13.7
Energy                           12.1     5.4
Media/Telecommunications          3.5     5.6


Thank you for your interest and confidence in Columbia Small Cap Fund.

RICHARD J. JOHNSON
PORTFOLIO MANAGER

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA REAL ESTATE EQUITY FUND
---------------------------------------------

FUND PERFORMANCE

The REIT market began a new rally in March that appeared to be a sustainable one. The rally boosted Columbia Real Estate Equity Fund's return for the six months ended June 30, 2000 to 14.20%. The Fund's benchmark, the NAREIT Index, slightly lagged at 13.18% for the same period.

MARKET CONDITIONS

Real estate investment trusts (REITs) appeared to emerge from a 2 1/2 year-long bear market caused by investor expectations of declining forward earnings growth rates and fears of overbuilding. During the first six months of 2000, forward growth rates plateaued in the high single-digit range as the real estate market indicated that it believed a balance of supply and demand had been achieved. In addition, the flow of capital into real estate was restricted by the broader financial markets, which had not exercised such a level of control in prior cycles. For REITs, this capital restriction heightened the cost of conducting business and further restrained supply.

In the first half of the year, the healthy economy spurred strong demand for lodging, office, industrial and apartment space. These sectors generated above-index returns and we had been overweighting them in the Fund's portfolio. This strategy contributed to our ability to beat the Index during the period.

The strong economy did have an adverse effect on the retail arena, however. Persistent growth raised concerns of inflation, and the Federal Reserve Board increased interest rates to slow growth to a more moderate pace. These higher interest rates fostered the specter of slower consumer spending and impacted retail REITs.

THE PERFORMERS

In addition to strong sector performance, the Fund benefited from powerful performance in individual holdings that are representative of the large capitalization, high quality positions emphasized in the portfolio. Starwood Hotels & Resorts led the charge, rising 40% for the period in response to increased demand for lodging. It was followed by a 30% increase from Spieker Properties and a 27% increase from Boston

          AVERAGE ANNUAL TOTAL RETURNS
              AS OF JUNE 30, 2000

                                 CREF      NAREIT
                                ------     ------
1 Year                           5.41%     3.02%
5 Years                         13.66%     9.57%
Since Inception                 11.66%     8.44%

               ----------------------

                 GROWTH OF $10,000
                  SINCE INCEPTION

[CHART]

                    COLUMBIA REAL                  NATIONAL
                       ESTATE                   ASSOCIATION OF
                     EQUITY FUND              REAL ESTATE TRUSTS
                    -------------             ------------------
 4/01/94               $10,000                     $10,000
12/31/94               $10,176                      $9,978
12/31/95               $11,892                     $11,502
12/31/96               $16,446                     $15,558
12/31/97               $20,515                     $18,712
12/31/98               $17,985                     $15,435
12/31/99               $17,545                     $14,722
 6/30/00                $20,034                     $16,660

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS INDEX (NAREIT) TRACKS PERFORMANCE OF ALL PUBLICLY TRADED EQUITY REITS.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

Properties, which were poised to take advantage of the heightened demand for industrial and office properties, respectively. The market recognized strong and rising earnings estimates for these companies.

Some holdings in the Fund that proved disappointing in the period included Simon Property Group and Mack-Cali Realty. Simon Property Group, primarily involved in regional malls and community shopping centers, was hurt in part by concerns over consumer spending and by an unusual 10% decline in the last hour of trading on June 30. With a focus on office properties, Mack-Cali Realty announced a merger with Prentiss Properties at the end of June that was poorly received by the market. Unless the corporation's management provides a favorable rationale for the merger, the stock may continue to underperform.

OUR OUTLOOK

With forward earnings growth rates for the real estate market appearing stable, we believe the Fund will continue to provide compelling returns. With 31 holdings and an average market capitalization of $2.8 billion, the Fund focuses on larger REITs having strong, experienced management teams and favorable prospects for future growth.


                  TOP 10 HOLDINGS
                AS A % OF NET ASSETS

                              6/30/00  12/31/99
Starwood Hotels & Resorts         6.3     1.7
Prologis Trust                    6.2     5.6
Vornado Realty Trust              5.6     5.8
Public Storage, Inc.              5.0     5.9
AvalonBay Communities, Inc.       4.9     3.9
Equity Office Properties Trust    4.6     4.5
Spieker Properties, Inc.          4.6     4.2
Trizec Hahn Corp.                 4.5     5.4
Simon Property Group, Inc.        4.4     3.3
Cousins Properties, Inc.          4.3     4.6

              ----------------------

              PORTFOLIO COMPOSITION
              AS A % OF NET ASSETS

                               6/30/00 12/31/99
Industrial                       27.2    30.0
Office                           22.7    23.6
Apartments                       14.7    15.6
Community Centers                 8.8     9.6
Lodging                           8.8     3.3
Shopping Malls                    8.3     9.4
Cash                              7.0     5.7
Other                             1.8     2.1
Health Care                       0.7     0.7


Your interest in and support of Columbia Real Estate Equity Fund is appreciated.

DAVID W. JELLISON
PORTFOLIO MANAGER

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA BALANCED FUND
-----------------------------------

SIX-MONTH RESULTS

For the six months ended June 30, 2000, Columbia Balanced Fund returned 5.45%. During the period, we found equity valuations more attractive than fixed income valuations, and we reduced our bond weighting in favor of stocks.

THE FINANCIAL MARKETS

The stock market showed increased volatility in the first half of the year as fears of inflation dominated the market. To slow economic growth to a more sustainable pace and stave off inflation, the Federal Reserve Board raised short-term interest rates 1.00% during the period. In the spring, economic data finally indicated some slowing in the economy, which may prompt the Fed to put off further rate hikes.

For fixed income securities, the Fed's interest rate hikes had the effect of creating an inverted yield curve, an unusual situation that may occur when short-term rates are rising at the same time long-term rates are declining. We believe that the U.S. Treasury's buy back program of long-term issues also contributed to the decline in long-term yields.

INVESTMENT THEMES DRIVE STOCK SELECTION

Our investment themes continued to influence portfolio management. In the second quarter, we sold our holdings in the World Recovery theme, which served the Fund well in 1999 and early in 2000. We felt this group of stocks was fairly priced and that global economies would decelerate from their very healthy levels. Proceeds were directed into the Aging of America theme, particularly in health care issues and "asset accumulators" (companies that manage retirement assets). We also maintained the Technology Age and Baby Boomer Spending themes during the period.

Throughout the period, stock performance was led by the consumer staples and energy sectors but also received a boost from the technology and finance sectors. Top performers included Pfizer and Micron Technology. Investors drove Pfizer's price higher in recognition of the outstanding growth prospects of the newly merged Pfizer/Warner Lambert entity. Pfizer, an Aging of America theme holding, is one of the world's largest pharmaceutical and consumer health care corporations. Micron Technology, a Technology Age holding, is the world's market share leader of DRAM (Dynamic Random Access Memory) semiconductors. The company

            AVERAGE ANNUAL TOTAL RETURNS
               AS OF JUNE 30, 2000

                                  S&P     LEHMAN
                       CBF        500    AGGREGATE
                     ------     ------   ---------
1 Year               11.78%      7.25%     4.57%
5 Years              16.00%     23.80%     6.25%
Since Inception      13.98%     18.78%     7.01%

             --------------------

              GROWTH OF $10,000
               SINCE INCEPTION

[CHART]

                    COLUMBIA                             LEHMAN
                  BALANCED FUND        S&P 500          AGGREGATE
                  -------------        -------          ---------
10/1/91             $10,000            $10,000           $10,000
12/31/91            $10,780            $10,838           $10,507
12/31/92            $11,738            $11,664           $11,285
12/31/93            $13,337            $12,840           $12,385
12/31/94            $13,350            $13,009           $12,023
12/31/95            $16,699            $17,898           $14,244
12/31/96            $18,666            $22,007           $14,761
12/31/97            $22,164            $29,349           $16,185
12/31/98            $26,612            $37,737           $17,592
12/31/99            $29,992            $45,677           $17,448
6/30/00             $31,622            $45,482           $18,145

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE LEHMAN AGGREGATE BOND INDEX REPRESENTS AVERAGE MARKET- WEIGHTED PERFORMANCE OF U.S. TREASURY AND AGENCY SECURITIES, INVESTMENT-GRADE CORPORATE BONDS AND MORTGAGE-BACKED SECURITIES WITH MATURITIES GREATER THAN ONE YEAR.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

benefited from a tightening supply in DRAM semiconductors over the past six months, which in turn should drive robust earnings growth in the months ahead.

The Fund experienced some disappointment on the equity side. International Paper, a global leader in the paper and forest products industry, suffered from an easing in forest product fundamentals and rising concerns of a slowing economy. Also, we sold our holdings in Costco, which operates warehouses offering discounted private label and national brands, due to deceleration in earnings growth and heightened concerns about moderating consumer spending.

TREASURIES LEAD BONDS

On the bond side, the rally in long-term bonds initially hampered performance slightly as the Fund was underweighted in long-term Treasuries. On the belief that long-term Treasuries would continue to do well, we increased the Fund's weighting in those issues. Because Treasuries were under-represented in the portfolio, the Fund did not capture the full benefit of the sector's success. However, mortgage-backed and asset-backed issues, which were the next best performing fixed income categories, were overweighted in the Fund.

The yield difference between corporate bonds and Treasuries widened during the period, causing corporate bonds to underperform. Therefore, we increased our weighting in corporate bonds because we felt that they had become undervalued.

HEALTHY OUTLOOK

We believe that higher interest rates will benefit corporate bonds and mortgage-backed securities, which are emphasized in the portfolio and should contribute to an attractive yield on the Fund. For the equity markets, we expect earnings growth to moderate, but remain at healthy levels as the robust domestic economy cools. Given this expectation, we are placing an increased focus on companies that we believe can deliver solid earnings growth in an environment of decelerating economic growth.


                TOP 10 STOCK HOLDINGS
                AS A % OF NET ASSETS

                                6/30/00 12/31/99
Pfizer, Inc.                       3.7     0.4
Intel Corp.                        3.0     1.1
Micron Technology, Inc.            2.5     0.3
General Electric Co.               2.3     2.2
Citigroup, Inc.                    2.1     2.0
Cisco Systems, Inc.                2.0     1.7
US West, Inc.                      1.8      --
American International Group, Inc. 1.5     1.2
Lucent Technologies, Inc.          1.5     1.5
Tyco International Ltd.            1.4     0.7

               --------------------

             PORTFOLIO COMPOSITION
             AS A % OF NET ASSETS
                JUNE 30, 2000

[PIE CHART]

Common Stocks                          59.9%
Fixed Income                           36.9%
Cash                                    3.2%


               DECEMBER 31, 1999

[PIE CHART]

Common Stocks                          56.2%
Fixed Income                           42.7%
Cash                                    1.1%


We appreciate your support of Columbia Balanced Fund.

GUY W. POPE, LEONARD A. APLET AND JEFFREY L. RIPPEY
ON BEHALF OF THE COLUMBIA INVESTMENT TEAM

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA U.S. GOVERNMENT SECURITIES FUND
----------------------------------------------

PERFORMANCE

For the first six months of 2000, Columbia U.S. Government Securities Fund produced a 2.41% return. The Fund's performance lagged its benchmark, the Merrill Lynch 1-3 Treasury Index, which returned 2.99% for the period.

MARKET CONDITIONS

Despite three interest rate hikes in 1999, U.S. economic growth appeared to be accelerating as the year began. With low unemployment, improving productivity and persistent strength in consumer spending, both investors and the Fed had concerns that inflation was on the rise. Therefore, the Fed maintained its tightening bias in an attempt to contain any developing inflationary pressures. The Fed raised interest rates three times -- in February, in March and once more in May -- to bring the federal funds target rate up 1.75% since the tightening began in the summer of 1999.

As the federal funds rate climbed to 6.50%, short-term interest rates rose in the market. The 2-year Treasury peaked at 6.91% on May 18 before closing at 6.36% on June 30th. With the 2-year Treasury currently yielding less than the federal funds rate, the market seems to be anticipating that the Fed will hold off on any further rate increases this year. We believe that this perception may be premature and that the Fed could act again, especially if economic growth accelerates. Therefore, we have maintained the portfolio's average maturity at just over one year. As issues in the portfolio mature, we expect to continue purchasing securities with shorter maturities during this period of rising interest rates.

FUND DEVELOPMENTS

Recently, the Board of Directors of Columbia U.S. Government Securities Fund approved a number of changes that are intended to increase the Fund's overall investment flexibility and performance potential. A proxy statement requesting shareholders to vote on the changes -- which include a new name, investment objective and strategy -- was recently mailed to investors in the Fund.

Currently, the Fund's investment objective seeks preservation of capital and a high level of income by investing at least 80% of its assets in direct obligations of the U.S.

               AVERAGE ANNUAL TOTAL RETURNS
                  AS OF JUNE 30, 2000

                                           MERRILL
                                 CUSG        1-3
                                 -----     -------
1 Year                           3.73%      4.91%
5 Years                          4.88%      5.76%
10 Years                         6.04%      6.51%

                 -----------------

                 GROWTH OF $10,000
                   OVER 10 YEARS

[CHART]

                    COLUMBIA              MERRILL
                      U.S.                 LYNCH               CONSUMER
                   GOVERNMENT               1-3                  PRICE
                   SECURITIES             TREASURY               INDEX
                      FUND                 INDEX              (INFLATION)
                   ----------             --------            -----------
6/30/90             $10,000               $10,000               $10,000
6/30/91             $11,002               $11,025               $10,470
6/30/92             $12,246               $12,174               $10,795
6/30/93             $13,149               $12,975               $11,118
6/30/94             $13,291               $13,184               $11,396
6/30/95             $14,171               $14,203               $11,738
6/30/96             $14,818               $14,978               $12,067
6/30/97             $15,693               $15,961               $12,344
6/30/98             $16,626               $17,048               $12,554
6/30/99             $17,331               $17,914               $12,805
6/30/00             $17,978               $18,793               $13,279

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE MERRILL LYNCH 1-3 TREASURY INDEX REPRESENTS THE AVERAGE RETURN OF ALL TREASURY NOTES WITH 1- TO 3- YEAR MATURITIES.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

Government. If approved by shareholders, the Fund's new investment objective would be to seek a high level of current income consistent with a high degree of stability. The Fund would achieve this objective by investing primarily in high quality, short-term fixed income instruments. This change would allow the Fund to invest in a wider array of short-term, high quality bonds, including debt of federal agencies, investment-grade corporate bonds, asset-backed securities and mortgage-related securities, as well as some non-investment grade bonds (no more than 10% of Fund assets). The intent is to generate substantially higher income and potentially greater total return with only a small increase in risk. Furthermore, the name of the Fund would be changed to Columbia Short Term Bond Fund to better reflect the investment objective and strategy.

For investors living in high income tax states, a fund investing primarily in government securities can provide relief from state taxes. However, the Fund's Board believes that the potential yield advantage afforded by changing the Fund's investment objective and strategy will, over the long-term, offset the reduced state tax benefit. We anticipate that the Fund will continue to provide some opportunity for state tax relief as it is expected that the Fund will invest between 0% and 30% of its assets in U.S. Government obligations.

Another benefit of the proposed change in investment objective and strategy would be lower expenses. While the investment advisory fee would remain at 0.50%, operating expenses (which were an additional 0.41% of net assets in 1999) would be capped at 0.25%, for an overall lower fee of 0.75% of net assets. These lower fees would further enhance the return potential for the Fund.

Both the Board and the Fund's current management believe that the proposed changes to the Fund will be in the best interests of investors. Shareholders in the Fund are encouraged to vote in favor of the proposal, and any questions about the vote may be directed to Columbia at 1-800-547-1707. We look forward to the results of the Special Meeting of Shareholders on September 15.


                   PORTFOLIO HIGHLIGHTS

                                   6/30/00       12/31/99
Current Yield                         5.78%        5.26%
  BASED ON THE 30 DAY PERIOD
  ENDING ON EACH DATE SHOWN
Weighted Averages
  Duration                       1.07 years     1.33 years
  Maturity                       1.05 years     1.57 years

              --------------------

             PORTFOLIO COMPOSITION
             AS A % OF NET ASSETS
                JUNE 30, 2000

[PIE CHART]

Treasury/Agency Obligations          96.5%
Cash                                  3.5%


               DECEMBER 31, 1999

[PIE CHART]

Treasury/Agency Obligations          96.4%
Cash                                  3.6%


Thank you for your investment in Columbia U.S. Government Securities Fund.

JEFFREY L. RIPPEY
PORTFOLIO MANAGER

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA FIXED INCOME SECURITIES FUND
-------------------------------------------

SIX-MONTH PERFORMANCE

For the six months ended June 30, 2000, Columbia Fixed Income Securities Fund returned 3.46%. The Fund, net of management fees and expenses, lagged its benchmark, the Lehman Aggregate Bond Index, which returned 3.99% for the period.

FIXED INCOME ENVIRONMENT

Interest rates were volatile throughout the period. Rates fell during the first quarter and then rebounded, peaking in mid-May just before the Federal Reserve Board raised the federal funds target rate for the sixth time in 12 months. The Fed has raised short-term rates a total of 1.75% since June 1999 in an effort to slow economic growth and stave off inflation. Although the Consumer Price Index
(CPI) has risen from 1998's very low levels, the overall level of inflation does not seem problematic. Much of the increase has been related to rising oil prices.

Data released in June indicate that U.S. economic growth has finally begun to slow, which is welcome news for the Fed and the financial markets. With moderating growth and stable prices, the Fed would not be expected to raise interest rates much above current levels.

For fixed income securities, the Fed's interest rate hikes had the effect of creating an inverted yield curve, an unusual situation that may occur when short-term rates are rising at the same time long-term rates are declining. We believe that the implementation of the U.S. Treasury's buy back program of long-term issues also contributed to the decline in long-term yields.

               AVERAGE ANNUAL TOTAL RETURNS
                   AS OF JUNE 30, 2000

                                           LEHMAN
                                 CFIS     AGGREGATE
                                 -----    ---------
1 Year                           3.84%      4.57%
5 Years                          5.72%      6.25%
10 Years                         7.68%      7.82%

                  ---------------------

                    GROWTH OF $10,000
                      OVER 10 YEARS


[CHART]

                 COLUMBIA
                  FIXED             LEHMAN
                 INCOME            AGGREGATE
                SECURITIES           BOND               CONSUMER PRICE
                   FUND              INDEX             INDEX (INFLATION)
                ----------         ---------           -----------------
6/30/90           $10,000           $10,000                $10,000
6/30/91           $11,020           $11,070                $10,470
6/30/92           $12,738           $12,625                $10,795
6/30/93           $14,360           $14,114                $11,118
6/30/94           $14,117           $13,930                $11,396
6/30/95           $15,872           $15,677                $11,738
6/30/96           $16,654           $16,464                $12,067
6/30/97           $18,041           $17,806                $12,344
6/30/98           $19,860           $19,683                $12,554
6/30/99           $20,190           $20,303                $12,805
6/30/00           $20,968           $21,227                $13,279

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE LEHMAN AGGREGATE BOND INDEX REPRESENTS AVERAGE MARKET-WEIGHTED PERFORMANCE OF U.S. TREASURY AND AGENCY SECURITIES, INVESTMENT-GRADE CORPORATE BONDS AND MORTGAGE-BACKED SECURITIES AND MATURITIES GREATER THAN ONE YEAR.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

The rally in long-term bonds initially hampered performance slightly as the Fund was underweighted in long-term Treasuries. On the belief that long-term Treasuries would continue to do well, we increased the Fund's weighting in those issues. Throughout the period, Treasuries outperformed all other fixed income securities. Because that sector was underrepresented in the portfolio, the Fund did not capture the full benefit of its success. However, mortgage-backed and asset-backed issues, which were the next best performing fixed income categories, were overweighted in the Fund, relative to its benchmark.

Yield spreads between corporate bonds and Treasuries widened during the period, causing corporate bonds to underperform. Therefore, we increased our weighting to corporate bonds because we felt they would offer opportunity moving forward.

OUR FORECAST

We believe that higher interest rates will benefit corporate bonds and mortgage-backed securities, which are emphasized in the portfolio and which should contribute to an attractive yield on the Fund. If interest rates remain in a trading range in the coming months, as we expect, the strong level of income in the Fund should have a favorable impact on returns.

               PORTFOLIO COMPOSITION
                AS A % OF NET ASSETS

                                        6/30/00 12/31/99
Corporate Bonds                           39.2    36.0
Collateralized Mortgage Obligations       22.8    22.8
Mortgage Pass Throughs                    15.7    20.2
Treasury/Agency Obligations               11.5    12.3
Asset-Backed Securities                    8.4     5.1
Cash                                       2.4     3.6

              --------------------

              PORTFOLIO QUALITY
        AS A % OF PORTFOLIO HOLDINGS
                JUNE 30, 2000

[PIE CHART]

Treasury/Agency                    43.5%
Aaa                                17.3%
Aa                                  5.0%
A                                  15.0%
Baa                                14.3%
Ba                                  4.9%


               DECEMBER 31, 1999

[PIE CHART]

Treasury/Agency Obligations         48.2%
Aaa                                 15.4%
Aa                                   3.9%
A                                   15.0%
Baa                                 13.4%
Ba                                   4.1%

AS RATED BY MOODY'S INVESTORS SERVICE, INC.


Thank you for your interest in Columbia Fixed Income Securities Fund.

LEONARD A. APLET AND JEFFREY L. RIPPEY
PORTFOLIO MANAGERS

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA NATIONAL MUNICIPAL BOND FUND
-----------------------------------------

FIRST HALF RESULTS

For the six months ended June 30, 2000, Columbia National Municipal Bond Fund returned 3.92%, compared to the Lipper General Municipal Debt Funds Index at 4.03%.

MUNICIPALS IN HIGH DEMAND

Interest rates were mixed in the first half of 2000, with yields on shorter maturities generally up, and yields on longer maturities ending lower. By the end of the first quarter, it was apparent that economic growth was not slowing and was perhaps even accelerating from 1999's strong pace. The Federal Reserve responded by taking more aggressive action to raise short rates during April and May in hopes of slowing growth to a more sustainable pace and keeping inflation in check. In June, bond markets rallied as leading economic indicators began to weaken, signaling that the Fed may not need to raise rates much further.

After underperforming for much of 1999, municipal bonds have generally outperformed their taxable counterparts this year. Municipal bonds were under severe selling pressure in late 1999 as investors sold bonds to take tax losses. Municipals had become extremely cheap: longer issues were available at rates approaching 6.0%, comparable to yields on long Treasury securities. Supply in 2000 was substantially lighter than in 1999 as higher interest rates stalled the issuance of refunding debt. As demand strengthened, the lower availability of new bonds drove prices higher. In fact, severe supply shortages have occurred in some states, including California, where issuance is down 23% from 1999, and Pennsylvania, where issuance is down 70%. The Fund did not own bonds from either state at the end of the period, favoring similar quality issues from other states that offered much higher yields.

SEEKING HIGHER YIELDS

Portfolio purchases generally focused on intermediate to longer maturity issues, somewhat lengthening the portfolio's average maturity. Municipals with 15- and 20-year maturities, in particular, offered substantial value especially in comparison to 30-year bonds. The Fund maintained an intermediate duration between 8 and 12 years. The longer-term issues in the Fund aided performance during the period, as those bond prices moved higher. As always, we seek opportunities to execute trades that improve the quality or the call features of the Fund's holdings without impacting average maturity.

           AVERAGE ANNUAL TOTAL RETURNS
               AS OF JUNE 30, 2000

                               LEHMAN     LIPPER
                      CNMF       MUNI*    GENERAL
                      ----     -------   --------
1 Year                2.58%      3.24%      1.27%
Since Inception      -0.13%      1.20%     -0.55%

              ---------------------

                GROWTH OF $10,000
                 SINCE INCEPTION

[CHART]

                                         LIPPER GENERAL        LEHMAN BROTHERS
               COLUMBIA NATIONAL         MUNICIPAL DEBT        MUNICIPAL BOND
              MUNICIPAL BOND FUND         FUNDS INDEX               INDEX*
              -------------------        ---------------       ----------------
2/24/99            $10,000                  $10,000                $10,000
3/31/99             $9,920                  $10,005                $10,014
6/30/99             $9,733                  $9,803                  $9,837
9/30/99             $9,675                  $9,678                  $9,797
12/31/99            $9,607                  $9,543                  $9,721
3/31/00             $9,867                  $9,811                 $10,005
6/30/00             $9,983                  $9,928                 $10,156

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD MARKET FOR INVESTMENT-GRADE, TAX-EXEMPT BONDS WITH A MATURITY OF AT LEAST ONE YEAR, ISSUED ON OR AFTER JANUARY 1, 1991, WITH A DEAL SIZE GREATER THAN $50 MILLION AND A MATURITY SIZE OF AT LEAST $5 MILLION, AND HAVING A FIXED RATE COUPON. THE LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX REPRESENTS AVERAGE PERFORMANCE OF THE LARGEST GENERAL MUNICIPAL DEBT FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES. *PERFORMANCE SINCE 3/1/99.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

The Fund consists of investment grade issues, including some non-rated issues that we believe are equivalent to investment-grade credits. Over time, we believe these non-rated issues will contribute to strong returns because they offer much higher yields with a comparable level of credit risk. Many issues are not rated simply because the size of the issue is too small relative to the cost of having the bonds rated. Such issues include general obligation bonds with unlimited taxing power to pay down debt and bonds that pay down principal from essential service revenues, like water and sewer billings. Nevertheless, concerns that Fed rate hikes may slow economic growth too much have resulted in increased demand for higher quality bonds this year. This has hurt demand for even good quality non-rated issues, such as those held in the portfolio, relative to their rated counterparts.


Approximately 10% of the Fund's assets are invested in bonds of entities that provide health care. These issues have been hurt this year by cutbacks in Medicare payments and calls for new legislation, which could potentially raise operating costs of the health care business. We have been very selective about purchasing issues in this sector; the higher yields available on these bonds should have a favorable impact on performance over time, particularly as investors begin to discriminate between stronger and weaker credits. Fund holdings include hospitals or continuing care centers with a dominant regional presence and strong management teams, such as Tuality Hospital in Oregon and Bingham Memorial Hospital in Idaho.

PRICES MAY RISE

The outlook for municipal bonds appears positive. Fed tightening appears to be near an end, and it seems likely that interest rates have already peaked for this cycle. If economic growth continues to moderate as we expect and inflation remains stable, municipal bond prices may increase further. The after-tax yields on municipal bonds currently offer excellent value compared to taxable investments, particularly U.S. Government debt.

               TOP 10 STATES
            AS A % OF NET ASSETS

                               6/30/00 12/31/99
Oregon                           18.2    11.6
Washington                       15.3    14.1
Texas                             9.4    15.4
Illinois                          7.4     7.7
Michigan                          4.4     4.6
New York                          4.2     3.5
Alaska                            3.5     3.6
Mississippi                       3.3     3.4
Oklahoma                          2.8     1.0
Kentucky                          2.5     0.6

           ----------------------

              PORTFOLIO QUALITY
        AS A % OF PORTFOLIO HOLDINGS
                JUNE 30, 2000

[PIE CHART]

Aaa                                  41.7%
Aa                                   18.1%
A                                    15.1%
Baa                                   9.0%
Not Rated                            16.1%


               DECEMBER 31, 1999

[PIE CHART]

Aaa                                  50.6%
Aa                                   20.2%
A                                    12.2%
Baa                                   7.4%
Not Rated                             9.6%

AS RATED BY MOODY'S INVESTORS SERVICE, INC.


Thank you for your interest in Columbia National Municipal Bond Fund.

GRETA R. CLAPP
PORTFOLIO MANAGER

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA OREGON MUNICIPAL BOND FUND
--------------------------------------------

PERFORMANCE FOR THE PERIOD

Columbia Oregon Municipal Bond Fund rose 3.57% for the six months ended June 30, 2000. The Fund performed in line with its peers, represented by the Lipper Oregon Municipal Debt Funds average, which returned 4.02% for the period. The Fund was hurt by its intermediate average maturity, while competitors with longer maturities benefited from increases in long bond prices.

SHORT RATES MOVE HIGHER

Interest rates were mixed in the first half of 2000, as yields rose on shorter maturity issues and declined on longer maturities. Midway through the period, economic growth clearly was not slowing, and was perhaps even accelerating from 1999's strong pace. In response, the Federal Reserve took more aggressive action by increasing short rates in April and May. The Fed hoped to slow demand to a more sustainable pace and to keep inflationary pressures in check. In June, bond markets rallied as leading economic indicators began to weaken, signaling that the Fed may not need to raise rates much further.

After poor performance in 1999, municipal bonds have generally outperformed their taxable counterparts in the first half of 2000. In late 1999, municipal bonds were under severe selling pressure as investors sold bonds to take tax losses. Municipals had become extremely cheap: longer issues were available at rates approaching 6.0%, comparable to yields on long Treasury securities. Supply in 2000 has been substantially lighter than in 1999 because higher interest rates have stalled the issuance of refunding debt. As demand strengthened, the lower availability of new bonds drove prices higher. Through June 30, issuance in Oregon is down roughly 40% from 1999.

VALUE IN LONGER ISSUES

In trading activity during the first half of 2000, we focused on selling shorter maturity issues in favor of longer, higher yielding positions, which lengthened the average maturity of the Fund. During the period, intermediate-term municipals with 15- and 20-year maturities offered substantial value, particularly compared to long 30-year issues. The Fund maintained an intermediate maturity between 8 and 12 years. The longer-term issues in the Fund aided performance during the period, as those bond prices moved higher. The Fund tends to have a shorter average maturity relative to its peers, resulting in underperformance during periods when long bond prices move higher. However, we strongly believe that an intermediate average maturity performs best over time and interest rate cycles. We continue to seek opportunities to execute trades that

               AVERAGE ANNUAL TOTAL RETURNS
                   AS OF JUNE 30, 2000

                                LEHMAN     LIPPER
                      CMBF       G.O.        OR
                      -----     ------     ------
1 Year                2.37%      3.60%      1.15%
5 Years               4.89%      5.86%      4.79%
10 Years              5.99%      6.89%      6.02%

                 ---------------------

                   GROWTH OF $10,000
                     OVER 10 YEARS

[CHART]

                    COLUMBIA
                     OREGON            LEHMAN                LIPPER
                    MUNICIPAL          GENERAL               OREGON
                      BOND            OBLIGATION            MUNICIPAL
                      FUND            BOND INDEX            DEBT FUNDS
                    ---------         ----------            ----------
6/30/90              $10,000           $10,000               $10,000
6/30/91              $10,885           $10,828               $10,848
6/30/92              $11,922           $12,048               $11,994
6/30/93              $13,218           $13,454               $13,330
6/30/94              $13,144           $13,534               $13,154
6/30/95              $14,089           $14,646               $14,239
6/30/96              $14,878           $15,591               $15,046
6/30/97              $15,936           $16,882               $16,131
6/29/98              $17,159           $18,266               $17,444
6/30/99              $17,476           $18,798               $17,697
6/30/00              $17,888           $19,477               $17,899

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE LEHMAN GENERAL OBLIGATION BOND INDEX REPRESENTS AVERAGE MARKET-WEIGHTED PERFORMANCE OF GENERAL OBLIGATION SECURITIES THAT HAVE BEEN ISSUED IN THE LAST FIVE YEARS WITH MATURITIES GREATER THAN ONE YEAR. THE LIPPER OREGON MUNICIPAL DEBT FUNDS AVERAGE MEASURES PERFORMANCE OF ALL OREGON MUNICIPAL BOND FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES, INC.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

improve the quality or the call features of the Fund's holdings without impacting average maturity.

SELECTIVE PURCHASING

The Fund consists primarily of investment-grade securities, in addition to some non-rated issues that we believe are equivalent to investment-grade credits. Over time, we believe these non-rated issues will contribute to strong returns because they offer higher yields with a comparable level of credit risk. Many issues are not rated simply because the size of the issue is too small relative to the cost of having the bonds rated. Such issues include general obligation bonds with unlimited taxing power to pay down debt and bonds that pay down principal from essential service revenues, like water and sewer billings. Nevertheless, concerns that Fed rate hikes may slow economic growth too much have resulted in increased demand for higher quality bonds this year. This has hurt demand for even good quality non-rated issues, such as those held in the portfolio, relative to their rated counterparts.

Approximately 12% of the Fund's assets are invested in bonds of entities that provide health care. These issues have been hurt this year by cutbacks in Medicare payments and calls for new legislation, which could potentially raise operating costs of the health care business. We have been very selective about purchasing issues in this sector; the higher yields available on these bonds have a favorable impact on performance over time, particularly as investors begin to discriminate between stronger and weaker credits. Holdings in the Fund include hospitals or continuing care centers with a dominant regional presence and strong management team, such as Tuality Hospital in Hillsboro and St. Charles Medical Center in Bend.

PRICE IMPROVEMENTS EXPECTED

The outlook for municipal bonds appears positive. Fed tightening appears to be near an end, and it seems likely that interest rates have already peaked for this cycle. If economic growth continues to moderate as we expect and inflation remains stable, municipal bond prices may increase further. The after-tax yields on municipal bonds currently offer excellent value compared to taxable investments, particularly U.S. Government debt.

               PORTFOLIO COMPOSITION
               AS A % OF NET ASSETS

                               6/30/00 12/31/99
Revenue                          36.2    29.0
Insured Revenue                  22.8    23.4
Insured General Obligation       15.2    17.0
General Obligation               12.9    15.7
State General Obligation          5.5     6.0
Other Bonds                       2.7     2.8
Cash                              1.8     1.9
U.S. Territories                  1.5     1.3
Pre-Refunded Bonds                1.4     2.9

               -----------------

              PORTFOLIO QUALITY
        AS A % OF PORTFOLIO HOLDINGS
                JUNE 30, 2000

[PIE CHART]

Aaa                                  41.2%
Aa                                   31.2%
A                                    15.4%
Baa                                   3.5%
Not Rated                             8.7%


               DECEMBER 31, 1999

[PIE CHART]

Aaa                                  44.2%
Aa                                   29.9%
A                                    15.2%
Baa                                   2.5%
Not Rated                             8.2%

AS RATED BY MOODY'S INVESTORS SERVICE, INC.


We appreciate your continued confidence in Columbia Oregon Municipal Bond Fund.

GRETA R. CLAPP
PORTFOLIO MANAGER

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA HIGH YIELD FUND
-----------------------------------

FUND PERFORMANCE

For the first six months of 2000, Columbia High Yield Fund produced a return of 1.50%. In comparison, the Lipper High Yield Bond Fund Index returned -1.91% and the Salomon BB returned 0.28% for the same period.

THE MARKET ENVIRONMENT

Federal Reserve Board tightening policy took a toll on the high yield market in the first half of 2000. With the U.S. economy in its longest period of expansion ever, the Fed feared that low unemployment and strong consumer spending would lead to inflation. As a result, the Fed raised its federal funds target rate three times in an effort to slow growth. These rate increases raised concerns that the economy might slow too much and fall into a recession, where the credit quality for bonds would deteriorate.

The high yield market experienced increased pressure from other factors as well. For instance, banks tightened the availability of credit to borrowers. Default rates remained at relatively high levels throughout the period, and rating agencies downgraded securities considerably more than they upgraded issues. The high yield market also suffered from reduced liquidity due to decreasing capital commitments by dealers. In addition, asset flows into high yield bond funds have been negative this year, placing greater pressure on the sector.

In this difficult market environment, we upgraded the credit quality of our portfolio and added names that we believed would perform well and provide attractive yields.

CONTRIBUTORS TO PERFORMANCE

To help lift Fund performance, we focused on industries that we believed would respond well in an uncertain economic environment. We overweighted the cable sector, where we felt cash flow would continue to grow as companies expanded their digital product offerings. We purchased

            AVERAGE ANNUAL TOTAL RETURNS
                AS OF JUNE 30, 2000

                               SALOMON    LIPPER
                      CHYF       BB        HYBF
                      ----     -------    -------
1 Year                2.93%      1.82%     -1.04%
5 Years               7.91%      7.93%      6.89%
Since Inception       7.40%      7.90%      6.74%

               ---------------------

                 GROWTH OF $10,000
                  SINCE INCEPTION

[CHART]

                 COLUMBIA            LIPPER HIGH YIELD
              HIGH YIELD FUND         BOND FUND INDEX           SALOMON BB
              ---------------        -----------------          ----------
10/1/93           $10,000                 $10,000                $10,000
12/31/93          $10,112                 $10,498                $10,185
12/31/94          $10,019                 $10,113                $10,048
12/31/95          $11,935                 $11,870                $12,321
12/31/96          $13,060                 $13,410                $13,429
12/31/97          $14,719                 $15,177                $15,142
12/31/98          $15,640                 $15,165                $16,361
12/31/99          $16,012                 $15,890                $16,728
6/30/00           $16,250                 $15,582                $16,774

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE SOLOMON BB INDEX MEASURES THE TOTAL RETURN OF BONDS WITH A MATURITY OF AT LEAST ONE YEAR AND INCLUDES WITH A MATURITY OF AT LEAST ONE YEAR AND INCLUDES BONDS RATED BB+, BB, OR BB- BY STANDARD & POOR'S OR BONDS RATED BA1, BA2 OR BA3 BY MOODY'S INVESTORS SERVICE. THE LIPPER HIGH YIELD BOND FUND INDEX REPRESENTS EQUALLY WEIGHTED PERFORMANCE OF THE 30 LARGEST MUTUAL FUNDS WITHIN ITS CATEGORY.

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

issues in Shaw Communications and Charter Communications, both of which provide high speed Internet services along with traditional cable services. We also added to our holdings in Rogers Communications, a cellular and wireless communications company that provides cable television and high speed Internet services.

The portfolio was also overweighted in the energy sector, which produced some top performers. Oil and gas prices increased throughout the period, resulting in stronger earnings and cash flow. We benefited from our holdings in Santa Fe Snyder and Vintage Petroleum, companies that explore for, develop, acquire and produce crude oil and natural gas in the U.S. and abroad.

The Fund also beat its benchmark during the period by limiting exposure to issuers in the steel and finance industry, which struggled in the period. However, the Fund did experience disappointing performance from some holdings, such as Del Webb. A retirement community builder, Del Webb was hurt by rising interest and mortgage rates. Fund performance was also affected by unique events at specific companies. For example, Westpoint Stevens bonds traded down in response to a proposed leveraged management buyout, and Flooring America filed for bankruptcy in the middle of June. Our small weighting in these companies, however, had little impact on Fund performance.

THE OUTLOOK

We believe that the key to an improving market environment for high yield issues is the ability of the Fed to engineer a "soft landing," an environment of slow and steady growth. We think that the Fed's tightening policy may be close to an end, with perhaps one more interest rate increase on the horizon.

The Fund continues to seek a high level of income for shareholders through exposure to non-investment-grade bonds.

                TOP 5 SECTORS
             AS A % OF NET ASSETS
                               6/30/00 12/31/99
Business & Consumer Services     27.4    27.9
Consumer Cyclical                15.9    17.4
Telecommunications               11.2    11.8
Energy                           10.5    10.5
Consumer Staples                  7.8     6.0

                -----------------

              PORTFOLIO QUALITY
        AS A % OF PORTFOLIO HOLDINGS
                JUNE 30, 2000

[PIE CHART]

Baa                                  12.3%
Ba                                   46.4%
B                                    40.8%
C                                     0.5%

               DECEMBER 31, 1999

[PIE CHART]

Baa                                   8.3%
Ba                                   53.4%
B                                    37.0%
Caa                                   1.3%

AS RATED BY MOODY'S INVESTORS SERVICE, INC.


Thank you for your confidence and interest in Columbia High Yield Fund.

JEFFREY L. RIPPEY AND KURT M. HAVNAER
PORTFOLIO MANAGERS

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

COLUMBIA DAILY INCOME FUND
---------------------------------

SIX-MONTH PERFORMANCE

For the six months ended June 30, 2000, Columbia Daily Income Company posted a return of 2.80%. The Fund's performance stayed well ahead of inflation, which rose 2.10% as measured by the Consumer Price Index (CPI).

INFLATION REMAINS STABLE

U.S. economic growth was strong during the first half of 2000. This robust environment, however, generated concerns of rising inflation. Although the CPI rose during the first half of the year, it has not reached levels considered problematic. Nonetheless, the ever-vigilant Federal Reserve Board, intent on slowing economic growth to a more sustainable pace, announced two interest rate increases during the first quarter. A third increase was announced in May, bringing the federal funds target rate to 6.50%. Since its tightening policy began last summer, the Fed has raised interest rates a total of 1.75%.

Columbia Daily Income Company benefited during this period of rising short-term interest rates. As issues in the Fund matured, proceeds were reinvested in higher yielding issues. After starting the year with a 7-day yield of 5.58%, the Fund's compound yield had risen to 6.21% by the close of the second quarter.

LOOKING AHEAD

While the U.S. economy continued to expand in the second quarter, we expect that data will indicate a slower pace of growth from previous periods. More moderate economic growth and steady inflation would likely dissuade the Fed from raising short-term rates much further. However, in the current environment, we believe the Fund will continue to produce compelling yields for shareholders seeking a liquid, low risk investment. As always, the Fund invests in high quality, short-term debt instruments with an average maturity of 30 to 50 days.

             AVERAGE ANNUAL TOTAL RETURNS
                 AS OF JUNE 30, 2000

                                 CDIC        CPI
                                 -----      -----
1 Year                           5.32%      3.70%
5 Years                          5.08%      2.50%
10 Years                         4.71%      2.88%

                  -----------------

                  GROWTH OF $10,000
                    OVER 10 YEARS

                       [CHART]

                   COLUMBIA DAILY       CONSUMER PRICE
                   INCOME COMPANY       INDEX (INFLATION)
                   --------------       -----------------
6/30/90              $10,000              $10,000
6/30/91              $10,699              $10,470
6/30/92              $11,171              $10,795
6/30/93              $11,467              $11,118
6/30/94              $11,779              $11,396
6/30/95              $12,370              $11,738
6/30/96              $13,008              $12,067
6/30/97              $13,657              $12,344
6/30/98              $14,365              $12,554
6/30/99              $15,049              $12,805
6/30/00              $15,848              $13,279

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                 -------------------

                 PORTFOLIO HIGHLIGHTS

                                 6/30/00  12/31/99
Current Yield                      6.02%    5.43%
Compound Yield                     6.21%    5.58%
  BASED ON THE 7 DAY PERIOD
  ENDING ON EACH DATE SHOWN
Weighted Average Maturity        44 days  38 days

Thank you for your continued confidence in Columbia Daily Income Company.

LEONARD A. APLET
PORTFOLIO MANAGER

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------                                ------------------------
                        -- COLUMBIA COMMON STOCK FUND --
                        --------------------------------

                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2000
                                                                  (UNAUDITED)      1999       1998      1997      1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $28.90        $24.40     $22.02    $19.26    $18.59     $15.16
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ............................          (0.02)         0.03       0.09      0.29      0.25       0.26
   Net realized and unrealized gains on investments ........           2.03          6.25       5.68      4.58      3.61       4.38
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................           2.01          6.28       5.77      4.87      3.86       4.64
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................             --         (0.03)     (0.13)    (0.27)    (0.23)     (0.26)
   Distributions from capital gains ........................             --         (1.75)     (3.26)    (1.84)    (2.96)     (0.95)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................             --         (1.78)     (3.39)    (2.11)    (3.19)     (1.21)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $30.91        $28.90     $24.40    $22.02    $19.26     $18.59
-----------------------------------------------------------------------------------------------------------------------------------
Total return ...............................................          6.96% (1)    25.76%     26.28%    25.37%    20.71%     30.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................    $1,005,001      $959,910   $797,147  $783,906  $536,760   $358,523
Ratio of expenses to average net assets ....................          0.75% (2)     0.77%      0.80%     0.77%     0.76%      0.80%
Ratio of net investment income (loss) to average net assets          (0.13%)(2)     0.09%      0.56%     1.37%     1.32%      1.68%
Portfolio turnover rate ....................................            99% (2)       97%       141%       90%      111%        75%

(1)  Not annualized.
(2)  Annualized
--------------------------------------------------------------------------------

---------------------------                          ---------------------------
                           -- COLUMBIA GROWTH FUND --
                           --------------------------

                                                          SIX MONTHS ENDED
                                                           JUNE 30, 2000
                                                            (UNAUDITED)      1999         1998        1997      1996         1995
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $48.91          $42.51       $34.34      $30.74      $29.84    $24.84
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ........................       (0.05)          (0.03)        0.03        0.19        0.19      0.31
   Net realized and unrealized gains on investments ....        5.16           11.09        10.39        7.90        6.04      7.86
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ..................        5.11           11.06        10.42        8.09        6.23      8.17
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ................          --           (0.00)*      (0.08)      (0.17)      (0.17)    (0.29)
   Distributions from capital gains ....................          --           (4.66)       (2.17)      (4.32)      (5.16)    (2.88)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...............................          --           (4.66)       (2.25)      (4.49)      (5.33)    (3.17)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $54.02          $48.91       $42.51      $34.34      $30.74    $29.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...........................................       10.45%(1)       26.02%       30.34%      26.32%      20.80%    32.98%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...............  $2,352,166      $2,160,739   $1,753,024  $1,324,918  $1,064,100  $848,731
Ratio of expenses to average net assets ................        0.65% (2)       0.65%        0.68%       0.71%       0.71%     0.75%
Ratio of net investment income (loss) to average net
 assets ................................................       (0.20%)(2)      (0.07%)       0.21%       0.55%       0.63%     1.14%
Portfolio turnover rate ................................         101% (2)        118%         105%         96%         75%       95%

*    Amount represents less than $0.01 per share.
(1)  Not annualized.
(2)  Annualized
--------------------------------------------------------------------------------
                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------                                       ---------------------
                    -- COLUMBIA INTERNATIONAL STOCK FUND --
                    ---------------------------------------

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000
                                                                (UNAUDITED)      1999        1998       1997      1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $22.81        $15.45     $13.70     $13.86    $13.07     $12.43
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ............................         0.01         (0.05)     (0.00)*     0.03      0.03       0.02
   Net realized and unrealized gains (losses) on investments
     and foreign currency transactions .....................        (2.75)         9.00       1.76       1.56      2.13       0.62
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        (2.74)         8.95       1.76       1.59      2.16       0.64
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................           --            --         --         --     (0.23)        --
   Distributions from capital gains ........................           --         (1.59)     (0.01)     (1.75)    (1.14)        --
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................           --         (1.59)     (0.01)     (1.75)    (1.37)        --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $20.07        $22.81     $15.45     $13.70    $13.86     $13.07
-----------------------------------------------------------------------------------------------------------------------------------
Total return ...............................................       -12.01%(1)     57.93%     12.83%     11.47%    16.59%      5.15%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................     $225,799      $239,223   $134,193   $146,281  $125,510   $100,873
Ratio of expenses to average net assets ....................         1.39%(2)      1.48%      1.56%      1.62%     1.54%      1.54%
Ratio of net investment income (loss) to average net assets          0.07%(2)     (0.35%)    (0.02%)     0.19%     0.22%      0.15%
Portfolio turnover rate ....................................           93%(2)        94%        74%       122%      129%       156%

*    Amount represents less than $0.01 per share.
(1)  Not annualized.
(2)  Annualized
--------------------------------------------------------------------------------

-------------------                           ----------------------------------
                   -- COLUMBIA SPECIAL FUND --
                   ---------------------------

                                                         SIX MONTHS ENDED
                                                           JUNE 30, 2000
                                                            (UNAUDITED)      1999       1998        1997         1996       1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $29.93        $23.62     $20.26       $19.85      $21.44       $18.69
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ........................       (0.08)        (0.16)     (0.03)        0.01       (0.06)        0.03
   Net realized and unrealized gains on investments ....        6.62          8.74       3.40         2.50        2.85         5.45
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ..................        6.54          8.58       3.37         2.51        2.79         5.48
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ................          --            --      (0.01)          --          --        (0.02)
   Distributions from capital gains ....................          --         (2.27)     (0.00)*      (2.10)      (4.38)       (2.71)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...............................          --         (2.27)     (0.01)       (2.10)      (4.38)       (2.73)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $36.47        $29.93     $23.62       $20.26      $19.85       $21.44
------------------------------------------------------------------------------------------------------------------------------------
Total return ...........................................       21.85% (1)    36.33%     16.64%       12.64%      13.07%       29.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...............  $1,151,216      $918,322   $969,359   $1,249,718  $1,585,284   $1,384,415
Ratio of expenses to average net assets ................        1.00% (2)     1.09%      1.03%        0.98%       0.94%        0.98%
Ratio of net investment income (loss) to average
net assets .............................................       (0.46%)(2)    (0.64%)    (0.09%)       0.04%      (0.29%)       0.16%
Portfolio turnover rate ................................         165% (2)      135%       135%         166%        150%         183%

*    Amount represents less than $0.01 per share.
(1)  Not annualized.
(2)  Annualized
--------------------------------------------------------------------------------
                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------                             -------------------------
                          -- COLUMBIA SMALL CAP FUND --
                          -----------------------------

                                                        SIX MONTHS ENDED
                                                          JUNE 30, 2000
                                                           (UNAUDITED)      1999       1998      1997      1996(1)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $27.26        $17.43     $16.65    $12.99    $12.00
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ................................       (0.08)        (0.14)     (0.09)    (0.08)    (0.00)*
   Net realized and unrealized gains on investments ...        5.00         10.45       0.87      4.51      0.99
---------------------------------------------------------------------------------------------------------------------
     Total from investment operations .................        4.92         10.31       0.78      4.43      0.99
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Distributions from capital gains ...................          --         (0.48)     (0.00)*   (0.77)       --
---------------------------------------------------------------------------------------------------------------------
     Total distributions ..............................          --         (0.48)     (0.00)    (0.77)       --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................      $32.18        $27.26     $17.43    $16.65    $12.99
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ..........................................       18.05% (2)    59.15%      4.69%    34.10%     7.62% (2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ..............    $468,215      $290,374   $160,472   $96,431   $21,061
Ratio of expenses to average net assets ...............        1.22% (3)     1.30%      1.34%     1.46%     1.61% (3)
Ratio of net investment loss to average net assets ....       (0.57%)(3)    (0.84%)    (0.68%)   (0.81%)   (0.00%)(3)
Portfolio turnover rate ...............................         138% (3)      188%       158%      172%       33% (3)

*    Amount represents less than $0.01 per share.
(1)  From inception of operations on September 11, 1996.
(2)  Not annualized
(3)  Annualized
--------------------------------------------------------------------------------
---------------------                                      ---------------------
                     -- COLUMBIA REAL ESTATE EQUITY FUND --
                     --------------------------------------

                                                             SIX MONTHS ENDED
                                                               JUNE 30, 2000
                                                                (UNAUDITED)      1999       1998      1997      1996       1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $14.57        $15.76     $18.80    $16.16    $12.71     $11.72
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................        0.37          0.82       0.75      0.79      0.77       0.78
   Net realized and unrealized gains (losses) on investments        1.68         (1.19)     (3.04)     3.15      3.94       1.12
----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        2.05         (0.37)     (2.29)     3.94      4.71       1.90
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................       (0.36)        (0.71)     (0.66)    (0.62)    (0.52)     (0.49)
   Distributions from capital gains ........................          --            --         --     (0.51)    (0.53)     (0.14)
   Return of capital .......................................          --         (0.11)     (0.09)    (0.17)    (0.21)     (0.28)
----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (0.36)        (0.82)     (0.75)    (1.30)    (1.26)     (0.91)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............................      $16.26        $14.57     $15.76    $18.80    $16.16     $12.71
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................       14.20%(1)     -2.45%    -12.33%    24.74%    38.30%     16.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................    $338,775      $241,716   $164,172  $151,554   $68,073    $21,587
Ratio of expenses to average net assets ....................        1.01%(2)      0.99%      1.01%     1.02%     1.06%      1.18%
Ratio of net investment income to average net assets .......        5.07%(2)      5.66%      4.60%     4.87%     6.23%      6.71%
Portfolio turnover rate ....................................           6%(2)        29%         6%       34%       46%        54%

(1) Not annualized.
(2) Annualized
--------------------------------------------------------------------------------
                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------                            --------------------------
                          -- COLUMBIA BALANCED FUND --
                          ----------------------------

                                                           SIX MONTHS ENDED
                                                             JUNE 30, 2000
                                                              (UNAUDITED)      1999         1998      1997      1996       1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $24.72           $23.17     $21.42    $20.32    $20.08     $17.28
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ................................        0.34             0.69       0.72      0.84      0.76       0.73
   Net realized and unrealized gains on investments .....        1.01             2.21       3.52      2.92      1.58       3.54
---------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ...................        1.35             2.90       4.24      3.76      2.34       4.27
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income .................       (0.34)           (0.69)     (0.73)    (0.83)    (0.76)     (0.73)
   Distributions from capital gains .....................          --            (0.66)     (1.76)    (1.83)    (1.34)     (0.74)
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions ................................       (0.34)           (1.35)     (2.49)    (2.66)    (2.10)     (1.47)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $25.73           $24.72     $23.17    $21.42    $20.32     $20.08
---------------------------------------------------------------------------------------------------------------------------------
Total return ............................................        5.45%(1)        12.70%     20.07%    18.74%    11.78%     25.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ................  $1,088,479       $1,040,940   $975,381  $792,378  $672,593   $486,767
Ratio of expenses to average net assets .................        0.65%(2)         0.66%      0.67%     0.68%     0.66%      0.69%
Ratio of net investment income to average net assets ....        2.74%(2)         2.85%      3.22%     3.83%     3.82%      4.05%
Portfolio turnover rate .................................         120%(2)          133%       128%      149%      133%       108%

(1)  Not annualized.
(2)  Annualized
--------------------------------------------------------------------------------
-----------------                                              -----------------
                 -- COLUMBIA U.S. GOVERNMENT SECURITIES FUND --
                 ----------------------------------------------

                                                             SIX MONTHS ENDED
                                                              JUNE 30, 2000
                                                               (UNAUDITED)      1999       1998      1997      1996       1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $8.20         $8.39      $8.29     $8.24     $8.34      $7.99
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................       0.19          0.33       0.38      0.41      0.41       0.45
   Net realized and unrealized gains (losses) on investments      (0.00)*       (0.18)      0.14      0.05     (0.10)      0.35
--------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................       0.19          0.15       0.52      0.46      0.31       0.80
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................      (0.19)        (0.33)     (0.38)    (0.41)    (0.41)     (0.45)
   Distributions from capital gains ........................         --         (0.01)     (0.04)       --        --         --
--------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................      (0.19)        (0.34)     (0.42)    (0.41)    (0.41)     (0.45)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............................      $8.20         $8.20      $8.39     $8.29     $8.24      $8.34
--------------------------------------------------------------------------------------------------------------------------------
Total return ...............................................       2.41%(1)      1.80%      6.43%     5.76%     3.85%     10.21%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................    $35,585       $38,072    $40,578   $37,837   $40,776    $41,842
Ratio of expenses to average net assets ....................       0.91%(2)      0.91%      0.89%     0.87%     0.80%      0.79%
Ratio of net investment income to average net assets .......       4.79%(2)      4.09%      4.55%     4.99%     4.99%      5.45%
Portfolio turnover rate ....................................         71%(2)       211%       182%      184%      179%       253%

*    Amount represents less than $0.01 per share.
(1)  Not annualized.
(2)  Annualized
--------------------------------------------------------------------------------
                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------                                           -------------------
                  -- COLUMBIA FIXED INCOME SECURITIES FUND --
                  -------------------------------------------

                                                             SIX MONTHS ENDED
                                                              JUNE 30, 2000
                                                               (UNAUDITED)       1999       1998      1997      1996       1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $12.44        $13.42     $13.41    $13.08    $13.51     $12.16
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................        0.40          0.78       0.83      0.85      0.85       0.88
   Net realized and unrealized gains (losses) on investments        0.02         (0.98)      0.14      0.36     (0.43)      1.35
---------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        0.42         (0.20)      0.97      1.21      0.42       2.23
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................       (0.40)        (0.78)     (0.83)    (0.85)    (0.85)     (0.88)
   Distributions from capital gains ........................          --         (0.00)*    (0.13)    (0.03)       --         --
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (0.40)        (0.78)     (0.96)    (0.88)    (0.85)     (0.88)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............................      $12.46        $12.44     $13.42    $13.41    $13.08     $13.51
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................        3.46%(1)     -1.50%      7.44%     9.56%     3.37%     18.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................    $381,415      $397,147   $422,330  $381,333  $356,421   $316,259
Ratio of expenses to average net assets ....................        0.67%(2)      0.64%      0.65%     0.66%     0.64%      0.65%
Ratio of net investment income to average net assets .......        6.53%(2)      6.03%      6.15%     6.43%     6.53%      6.80%
Portfolio turnover rate ....................................         130%(2)       155%       107%      196%      178%       137%

*    Amount represents less than $0.01 per share.
(1)  Not annualized.
(2)  Annualized
--------------------------------------------------------------------------------
------------------                                           -------------------
                  -- COLUMBIA NATIONAL MUNICIPAL BOND FUND --
                  -------------------------------------------

                                                             SIX MONTHS ENDED
                                                               JUNE 30, 2000
                                                                (UNAUDITED)      1999(1)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $9.28           $10.00
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................      0.22              0.34
   Net realized and unrealized gains (losses) on investments      0.14             (0.72)
--------------------------------------------------------------------------------------------
     Total from investment operations ......................      0.36             (0.38)
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................     (0.22)            (0.34)
--------------------------------------------------------------------------------------------
     Total distributions ...................................     (0.22)            (0.34)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............................     $9.42             $9.28
--------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................     3.92%(2)          -3.93%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................   $10,764           $10,135
Ratio of expenses to average net assets ....................     0.65%(3)           0.65%(3)
Ratio of expenses to average net assets before
   reimbursements ..........................................     1.38%(3)           1.72%(3)
Ratio of net investment income to average net assets .......     4.73%(3)           4.21%(3)
Portfolio turnover rate ....................................       26%(3)             12%(3)

(1)  From inception of operations on February 10, 1999.
(2)  Not annualized.
(3)  Annualized
--------------------------------------------------------------------------------
                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------                                         ---------------------
                  -- COLUMBIA OREGON MUNICIPAL BOND FUND --
                  -----------------------------------------

                                                             SIX MONTHS ENDED
                                                              JUNE 30, 2000
                                                               (UNAUDITED)       1999       1998      1997      1996       1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $11.56        $12.46     $12.47    $12.15    $12.37     $11.48
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................        0.29          0.56       0.58      0.60      0.61       0.63
   Net realized and unrealized gains (losses) on investments        0.12         (0.88)      0.10      0.39     (0.16)      0.96
----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        0.41         (0.32)      0.68      0.99      0.45       1.59
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................       (0.29)        (0.56)     (0.58)    (0.60)    (0.61)     (0.63)
   Distributions from capital gains ........................          --         (0.02)     (0.11)    (0.07)    (0.06)     (0.07)
----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (0.29)        (0.58)     (0.69)    (0.67)    (0.67)     (0.70)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............................      $11.68        $11.56     $12.46    $12.47    $12.15     $12.37
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................        3.57%(1)     -2.65%      5.58%     8.36%     3.77%     14.15%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................    $412,066      $409,919   $462,809  $409,148  $375,667   $383,796
Ratio of expenses to average net assets ....................        0.58%(2)      0.57%      0.58%     0.57%     0.56%      0.57%
Ratio of net investment income to average net assets .......        4.98%(2)      4.64%      4.60%     4.87%     5.00%      5.22%
Portfolio turnover rate ....................................          24%(2)        28%        17%       17%       19%        21%

(1)  Not annualized.
(2)  Annualized
--------------------------------------------------------------------------------
-------------------------                              -------------------------
                         -- COLUMBIA HIGH YIELD FUND --
                         -------------------------------

                                                             SIX MONTHS ENDED
                                                              JUNE 30, 2000
                                                               (UNAUDITED)      1999       1998      1997      1996       1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $9.32         $9.84     $10.04     $9.94     $9.88      $9.04
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................      0.37           0.74       0.76      0.81      0.81       0.82
   Net realized and unrealized gains (losses) on investments     (0.24)         (0.51)     (0.15)     0.40      0.07       0.84
--------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................      0.13           0.23       0.61      1.21      0.88       1.66
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................     (0.37)         (0.74)     (0.76)    (0.81)    (0.81)     (0.82)
   Distributions from capital gains ........................        --          (0.01)     (0.05)    (0.30)    (0.01)        --
--------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................     (0.37)         (0.75)     (0.81)    (1.11)    (0.82)     (0.82)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $9.08          $9.32      $9.84    $10.04     $9.94      $9.88
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................      1.50%(1)       2.38%      6.26%    12.70%     9.43%     19.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................   $78,935        $71,678    $57,524   $39,278   $28,818    $23,471
Ratio of expenses to average net assets ....................     0.93%(2)        0.91%      0.95%     1.00%     0.93%      1.00%
Ratio of expenses to average net assets before voluntary
   reimbursements ..........................................     0.93%(2)        0.91%      0.95%     1.02%     1.00%      1.06%
Ratio of net investment income to average net assets .......     8.23%(2)        7.71%      7.52%     8.05%     8.29%      8.62%
Portfolio turnover rate ....................................       42%(2)          49%        79%      124%       62%        52%

(1)  Not annualized.
(2)  Annualized
--------------------------------------------------------------------------------
                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------                                   -----------------------
                      -- COLUMBIA DAILY INCOME COMPANY --
                      -----------------------------------

                                                           SIX MONTHS ENDED
                                                             JUNE 30, 2000
                                                              (UNAUDITED)      1999       1998      1997      1996       1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....................      $1.00         $1.00      $1.00     $1.00     $1.00      $1.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .................................      0.028         0.046      0.050     0.050     0.048      0.053
---------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ....................      0.028         0.046      0.050     0.050     0.048      0.053
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
         Dividends from net investment income ............     (0.028)       (0.046)    (0.050)   (0.050)   (0.048)    (0.053)
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions .................................     (0.028)       (0.046)    (0.050)   (0.050)   (0.048)    (0.053)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........................      $1.00         $1.00      $1.00     $1.00     $1.00      $1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .............................................       2.80%(1)      4.71%      5.09%     5.11%     4.96%      5.49%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ................. $1,124,515     $1,165,289  $1,109,141  $1,169,096  $889,800  $800,656
Ratio of expenses to average net assets ..................       0.61%(2)       0.64%       0.62%       0.63%     0.62%     0.64%
Ratio of net investment income to average net assets .....       5.55%(2)       4.61%       4.97%       4.99%     4.84%     5.34%

(1) Not annualized.
(2) Annualized
--------------------------------------------------------------------------------
                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                      -- COLUMBIA COMMON STOCK FUND, INC. --
                      --------------------------------------
                            June 30, 2000 (Unaudited)

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (99.1%)
  BANKS (6.2%)
   Bank of New York Co., Inc. .............          200,600     $    9,327,900
      Capital One Financial Corp. .........           96,900          4,324,162
      Citigroup, Inc. .....................          591,400         35,631,850
      Washington Mutual, Inc. .............          444,900         12,846,488
                                                                 ---------------
                                                                     62,130,400
                                                                 ---------------

   BROADCASTING (3.8%)
     *America Online, Inc. ................          240,400         12,681,100
     *AT&T Corp. - Liberty Media Group
       (Class A) ..........................          433,264         10,506,652
     *Clear Channel Communications, Inc. ..          121,200          9,090,000
     *USA Networks, Inc. ..................          287,800          6,223,675
                                                                 ---------------
                                                                     38,501,427
                                                                 ---------------

   BROKERS/MONEY MANAGERS (3.7%)
      American Express Co. ................          339,300         17,686,013
      Merrill Lynch & Co. .................           21,900          2,518,500
      Morgan Stanley Dean Witter & Co. ....          144,450         12,025,462
      Schwab (Charles) Corp. ..............          160,200          5,386,725
                                                                 ---------------
                                                                     37,616,700
                                                                 ---------------

   CABLE (0.6%)
     *Charter Communications, Inc.
       (Class A) ..........................          355,200          5,838,600
                                                                 ---------------

   COMPUTERS (5.0%)
     *Apple Computer, Inc. ................          103,600          5,426,050
      Compaq Computer Corp. ...............          348,650          8,912,366
     *Dell Computer Corp. .................          413,050         20,368,528
      International Business
       Machines Corp. .....................           45,100          4,941,268
     *Sun Microsystems, Inc. ..............          119,650         10,880,672
                                                                 ---------------
                                                                     50,528,884
                                                                 ---------------

   ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIAL (7.7%)
      Corning, Inc. .......................           34,700          9,364,663
      General Electric Co. ................          730,800         38,732,400
      Honeywell International, Inc. .......          179,600          6,050,275
      Tyco International Ltd. .............          497,566         23,572,189
                                                                 ---------------
                                                                     77,719,527
                                                                 ---------------

   ENTERTAINMENT (1.3%)
      Time Warner, Inc. ...................          168,850         12,832,600
                                                                 ---------------

   HEALTH CARE (12.5%)
      Merck & Co., Inc. ...................          280,550         21,497,143
      Pfizer, Inc. ........................        1,400,987         67,247,376
      Pharmacia Corp. .....................          330,100         17,062,044
      Schering-Plough Corp. ...............          394,000         19,897,000
                                                                 ---------------
                                                                    125,703,563
                                                                 ---------------

   INSURANCE - PROPERTY & CASUALTY (2.7%)
      American International
       Group, Inc. ........................          231,025         27,145,437
                                                                 ---------------

   INTERNATIONAL INTEGRATED (3.1%)
      Exxon Mobil Corp. ...................          284,532         22,335,762
      Royal Dutch Petroleum Co. ...........          137,800          8,483,312
                                                                 ---------------
                                                                     30,819,074
                                                                 ---------------
   MATERIALS (0.7%)
      International Paper Co. .............          122,250          3,644,578
      Union Carbide Corp. .................           78,150          3,868,425
                                                                 ---------------
                                                                      7,513,003
                                                                 ---------------

   MEDICAL DEVICES (0.7%)
     *Guidant Corp. .......................          143,650          7,110,675
                                                                 ---------------

   MORTGAGE/FINANCE COMPANIES (1.4%)
      Fannie Mae ..........................          144,000          7,515,000
      Freddie Mac .........................          159,900          6,475,950
                                                                 ---------------
                                                                     13,990,950
                                                                 ---------------

   OIL SERVICES (5.0%)
     *BJ Services Co. .....................          178,900         11,181,250
     *Global Marine, Inc. .................          291,200          8,208,200
     *Grant Prideco, Inc. .................            8,500            212,500
     *Nabors Industries, Inc. .............          310,850         12,919,703
     *Noble Drilling Corp. ................          227,300          9,361,919
      Transocean Sedco Forex, Inc. ........           37,300          1,993,219
     *Weatherford International, Inc. .....          159,000          6,330,187
                                                                 ---------------
                                                                     50,206,978
                                                                 ---------------

   PERIPHERALS (1.2%)
     *EMC Corp. ...........................          161,300         12,410,019
                                                                 ---------------

   RETAIL (4.3%)
     *Best Buy Co., Inc. ..................          233,000         14,737,250
      Home Depot, Inc. ....................          168,500          8,414,468
      Wal-Mart Stores, Inc. ...............          357,500         20,600,938
                                                                 ---------------
                                                                     43,752,656
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (CONTINUED)
   SEMICONDUCTORS (13.1%)
     *Altera Corp. ........................           67,250   $      6,855,297
     *Applied Materials, Inc. .............          204,100         18,496,563
     *Atmel Corp. .........................          129,950          4,791,906
      Intel Corp. .........................          390,950         52,265,128
     *Micron Technology, Inc. .............          467,950         41,208,847
      Texas Instruments, Inc. .............          115,100          7,905,931
                                                                 ---------------
                                                                    131,523,672
                                                                 ---------------

   SERVICES (2.5%)
     *Celestica, Inc. .....................          128,500          6,376,813
     *Computer Sciences Corp. .............          244,900         18,290,969
                                                                 ---------------
                                                                     24,667,782
                                                                 ---------------

   SOFTWARE (5.9%)
     *Amdocs Ltd. .........................          245,300         18,826,775
     *Microsoft Corp. .....................          253,750         20,300,000
     *Oracle Corp. ........................          236,600         19,889,188
                                                                 ---------------
                                                                     59,015,963
                                                                 ---------------

   TELECOMMUNICATION SERVICES (7.1%)
      AT&T Corp. ..........................          167,675          5,302,722
     *Global Crossing Ltd. ................          114,100          3,002,256
      GTE Corp. ...........................          191,500         11,920,875
     *McLeodUSA, Inc. (Class A) ...........          103,700          2,145,294
     *Nextel Communications, Inc. .........           43,500          2,661,656
      SBC Communications, Inc. ............          170,000          7,352,500
     *Sprint Corp. (PCS Group) ............          164,500          9,787,750
      US West, Inc. .......................          338,350         29,013,513
                                                                 ---------------
                                                                     71,186,566
                                                                 ---------------

   TELECOMMUNICATION EQUIPMENT (10.6%)
     *Cisco Systems, Inc. .................          554,000         35,213,625
     *JDS Uniphase Corp. ..................           70,600          8,463,175
      Lucent Technologies, Inc. ...........          405,635         24,033,874
      Motorola, Inc. ......................          187,850          5,459,391
      Nokia Corp. .........................          136,250          6,803,983
      Nortel Networks Corp. ...............          188,600         12,871,950
     *Tellabs, Inc. .......................          195,000         13,345,313
                                                                 ---------------
                                                                    106,191,311
                                                                 ---------------

     Total Common Stocks
       (Cost $681,362,553) ................                         996,405,787
                                                                 ---------------
REPURCHASE AGREEMENT (1.0%)
      J.P. Morgan Securities, Inc.
       6.64% dated 06/30/2000, due 07/03/2000
       in the amount of $9,891,443.
       Collateralized by U.S. Treasury Notes
       4.875% to 6.625%
       due 03/31/2001 to 06/30/2003
       U.S. Treasury Bonds 6.375% to 12.375%
       due 05/15/2004 to 08/15/2027
       U.S. Treasury Bill 5.80%
       due 09/21/2000
       (Cost $9,889,643) ..................        9,889,643          9,889,643
                                                                 ---------------

TOTAL INVESTMENTS (100.1%)
  (Cost $691,252,196) .....................                       1,006,295,430

OTHER ASSETS LESS LIABILITIES (-0.1%) .....                          (1,294,471)
                                                                 ---------------

NET ASSETS (100.0%) .......................                      $1,005,000,959
                                                                 ===============

*   Non-income producing.


                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                         -- COLUMBIA GROWTH FUND, INC. --
                      --------------------------------------
                            June 30, 2000 (Unaudited)

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (97.9%)
   BANKS (2.2%)
      Citigroup, Inc. .....................          850,350     $   51,233,587
                                                                 ---------------

   BROADCASTING (5.0%)
     *America Online, Inc. ................          551,100         29,070,525
     *AT&T Corp. - Liberty Media Group
       (Class A) ..........................        1,674,400         40,604,200
     *Clear Channel Communications, Inc. ..          415,081         31,131,075
     *USA Networks, Inc. ..................          731,000         15,807,875
                                                                 ---------------
                                                                    116,613,675
                                                                 ---------------

   BROKERS/MONEY MANAGERS (3.9%)
      American Express Co. ................          350,700         18,280,238
      Goldman Sachs Group, Inc. ...........          185,900         17,637,262
      Merrill Lynch & Co., Inc. ...........          240,000         27,600,000
      Morgan Stanley Dean Witter & Co. ....          350,000         29,137,500
                                                                 ---------------
                                                                     92,655,000
                                                                 ---------------

   CABLE (0.8%)
     *Charter Communications, Inc.
       (Class A) ..........................          654,100         10,751,769
     *Comcast Corp. (Class A Special) .....          225,000          9,112,500
                                                                 ---------------
                                                                     19,864,269
                                                                 ---------------

   COMPUTERS (5.3%)
     *Apple Computer, Inc. ................          233,900         12,250,512
      Compaq Computer Corp. ...............          724,150         18,511,084
     *Dell Computer Corp. .................        1,022,800         50,436,825
      International Business
      Machines Corp. ......................          103,500         11,339,719
     *Sun Microsystems, Inc. ..............          353,400         32,137,313
                                                                 ---------------
                                                                    124,675,453
                                                                 ---------------

   ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIAL (7.1%)
      Corning, Inc. .......................          125,600         33,896,300
      General Electric Co. ................        1,035,000         54,855,000
      Tyco International Ltd. .............        1,650,400         78,187,700
                                                                 ---------------
                                                                    166,939,000
                                                                 ---------------

   ENTERTAINMENT (1.2%)
      Time Warner, Inc. ...................          372,000         28,272,000
                                                                 ---------------

   HEALTH CARE (10.9%)
     *Amgen, Inc. .........................          450,000         31,612,500
      Cardinal Health, Inc. ...............          290,200         21,474,800
      Pfizer, Inc. ........................        2,773,775        133,141,200
      Pharmacia Corp. .....................          591,800         30,588,662
      Schering-Plough Corp. ...............          786,400         39,713,200
                                                                 ---------------
                                                                    256,530,362
                                                                 ---------------

   INSURANCE - PROPERTY & CASUALTY (2.4%)
      American International Group, Inc. ..          482,396         56,681,530
                                                                 ---------------

   MEDICAL DEVICES (1.2%)
     *Guidant Corp. .......................          248,800         12,315,600
      PE Corp.-PE Biosystems Group ........          250,000         16,468,750
                                                                 ---------------
                                                                     28,784,350
                                                                 ---------------

   MORTGAGE/FINANCE COMPANIES (1.5%)
      Fannie Mae ..........................          347,600         18,140,375
      Freddie Mac .........................          417,700         16,916,850
                                                                 ---------------
                                                                     35,057,225
                                                                 ---------------

   OIL SERVICES (2.6%)
     *BJ Services Co. .....................          406,550         25,409,375
     *Nabors Industries, Inc. .............          376,550         15,650,359
     *Noble Drilling Corp. ................          380,050         15,653,309
      Transocean Sedco Forex, Inc. ........           85,000          4,542,188
                                                                 ---------------
                                                                     61,255,231
                                                                 ---------------

   PERIPHERALS (2.5%)
     *EMC Corp. ...........................          776,200         59,718,887
                                                                 ---------------

   RETAIL (6.3%)
     *Best Buy Co., Inc. ..................          593,600         37,545,200
     *Kohl's Corp. ........................          705,000         39,215,625
      Lowe's Cos., Inc. ...................          951,000         39,050,437
      Wal-Mart Stores, Inc. ...............          564,100         32,506,263
                                                                 ---------------
                                                                    148,317,525
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                        -- COLUMBIA GROWTH FUND, INC. --
                       ----------------------------------
                            June 30, 2000 (Unaudited)

                                                   SHARES             VALUE
                                               -------------     --------------
   COMMON STOCKS (CONTINUED)
   SEMICONDUCTORS (16.6%)
     *Altera Corp. ........................          115,900     $   11,814,556
     *Atmel Corp. .........................          426,600         15,730,875
     *Broadcom Corp. ......................          200,000         43,787,500
     *Flextronics International Ltd. ......        1,023,500         70,301,656
      Intel Corp. .........................          902,800        120,693,075
     *KLA-Tencor Corp. ....................          335,000         19,618,438
     *Micron Technology, Inc. .............        1,077,900         94,922,569
      Texas Instruments, Inc. .............          187,600         12,885,775
                                                                 ---------------
                                                                    389,754,444
                                                                 ---------------

   SERVICES (3.5%)
     *Computer Sciences Corp. .............          480,100         35,857,469
     *Sanmina Corp. .......................          100,000          8,550,000
     *Solectron Corp. .....................          930,200         38,952,125
                                                                 ---------------
                                                                     83,359,594
                                                                 ---------------

   SOFTWARE (6.8%)
     *Amdocs Ltd. .........................          627,800         48,183,650
     *Comverse Technology, Inc. ...........          150,000         13,950,000
     *Microsoft Corp. .....................          592,500         47,400,000
     *Oracle Corp. ........................          453,600         38,130,750
     *Veritas Software Corp. ..............          100,000         11,301,563
                                                                 ---------------
                                                                    158,965,963
                                                                 ---------------

   TELECOMMUNICATION SERVICES (6.9%)
      Enron Corp. .........................          100,000          6,450,000
     *Global Crossing Ltd. ................          770,800         20,281,675
     *Nextel Communications, Inc. .........          690,500         42,249,969
     *Sprint Corp. (PCS Group) ............          373,000         22,193,500
      US West, Inc. .......................          819,900         70,306,425
                                                                 ---------------
                                                                    161,481,569
                                                                 ---------------

   TELECOMMUNICATIONS EQUIPMENT (11.2%)
     *Cisco Systems, Inc. .................        1,396,600         88,771,387
     *JDS Uniphase Corp. ..................          276,600         33,157,425
      Lucent Technologies, Inc. ...........        1,022,860         60,604,455
      Nokia Corp. .........................          408,600         20,404,463
      Nortel Networks Corp. ...............          397,200         27,108,900
     *Tellabs, Inc. .......................          491,250         33,619,922
                                                                 ---------------
                                                                    263,666,552
                                                                 ---------------
     Total Common Stocks
       (Cost $1,457,250,388) ..............                       2,303,826,216
                                                                 ---------------

REPURCHASE AGREEMENT (2.1%)
      J.P. Morgan Securities, Inc.
       6.64% dated 06/30/2000, due 07/03/2000
       in the amount of $49,223,071.
       Collateralized by U.S. Treasury Notes
       4.875% to 6.625%
       due 03/31/2001 to 06/30/2003
       U.S. Treasury Bonds 6.375% to 12.375%
       due 05/15/2004 to 08/15/2027
       U.S. Treasury Bill
       5.80% due 09/21/2000
       (Cost $49,214,114) .................       49,214,114         49,214,114
                                                                 ---------------

TOTAL INVESTMENTS (100.0%)
  (Cost $1,506,464,502) ...................                       2,353,040,330

OTHER ASSETS LESS LIABILITIES .............                            (873,981)
                                                                 ---------------

NET ASSETS (100.0%) .......................                      $2,352,166,349
                                                                 ===============

*   Non-income producing.


                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                  -- COLUMBIA INTERNATIONAL STOCK FUND, INC. --
                  ---------------------------------------------
                            June 30, 2000 (Unaudited)

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (93.0%)
    AUSTRALIA (1.6%)
      AMP Ltd. (Insurance) ................           65,000    $       663,465
      CSL Ltd. (Pharmaceuticals) ..........           21,300            422,483
      Fairfax (John) Holdings Ltd.
       (Media/Photography) ................          355,000          1,002,228
     *SecureNet Ltd. (Software/
       Computer Services) .................          260,000          1,439,329
                                                                 ---------------
                                                                      3,527,505
                                                                 ---------------

    BRAZIL (0.0%)
      Cia de Tecidos Norte de Minas SA
       (Household Goods/Textiles) .........        1,973,067            114,734
                                                                 ---------------

    CANADA (4.0%)
     *Anderson Exploration Ltd.
       (Oil/Gas) ..........................           90,500          1,643,046
      Bombardier, Inc. (Class B)
       (Diversified Industrials) ..........           65,500          1,777,117
     *C-MAC Industries, Inc.
       (Electronic/Electrical
       Equipment) .........................           34,100          1,611,021
      Nortel Networks Corp.
       (Information Technology
       Hardware) ..........................           31,600          2,190,314
     *Precision Drilling Corp.
       (Oil/Gas) ..........................           45,000          1,737,230
                                                                 ---------------
                                                                      8,958,728
                                                                 ---------------

    FINLAND (1.7%)
      Nokia Oyj, ADR (Information
       Technology Hardware) ...............           43,900          2,192,256
      Sonera Oyj (Telecommunication
       Services) ..........................           34,000          1,556,271
                                                                 ---------------
                                                                      3,748,527
                                                                 ---------------

    FRANCE (8.9%)
      Accor SA (Leisure/Entertainment/
       Hotels) ............................           20,500            843,621
      Alcatel (Information
       Technology Hardware) ...............           43,500          2,864,698
      Aventis SA (Pharmaceuticals) ........           14,800          1,084,606
      AXA (Insurance) .....................           11,400          1,803,108
      BNP Paribas (Banks) .................           13,900          1,343,100
      Cap Gemini SA (Software/
       Computer Services) .................            9,400          1,662,482
      Coflexip SA, ADR (Oil/Gas) ..........           21,700          1,312,850
      France Telecom SA, ADR
       (Telecommunication Services) .......           10,000          1,425,000
      Groupe Danone SA (Food
       Producers/Processors) ..............            9,100          1,212,520
      Lafarge SA (Construction/
       Building Materials) ................           17,200          1,342,103
      LVMH Moet Hennessy Louis
       Vuitton SA (Household
       Goods/Textiles) ....................            2,900          1,200,643
      Schneider Electric SA
       (Engineering/Machinery) ............           18,600          1,301,573
      Total Fina Elf SA (Oil/Gas) .........           11,300          1,739,630
      Vivendi SA (Diversified
       Industrials) .......................           11,300          1,001,425
                                                                 ---------------
                                                                     20,137,359
                                                                 ---------------

    GERMANY (6.1%)
     *ADVA AG Optical Networking
       (Information Technology
       Hardware) ..........................            1,240            704,169
      Allianz AG (Insurance) ..............            2,900          1,046,080
      Bayerische Hypo- und
       Vereinsbank AG (Banks) .............           13,400            869,100
      ce Consumer Electronic AG
       (Electronic/Electrical
       Equipment) .........................            4,550            656,418
      Deutsche Bank AG (Banks) ............           14,600          1,206,405
      Deutsche Telekom AG
       (Telecommunication Services) .......           17,200            985,967
     *Direkt Anlage Bank AG
       (Specialty/Other Finance) ..........           14,500            528,183
      Dresdner Bank AG (Banks) ............           23,000            950,250
      EM.TV & Merchandising AG
       (Media/Photography) ................           19,600          1,162,060
     *Epcos AG (Information
       Technology Hardware) ...............           17,600          1,762,870
      Muenchener
       Rueckversicherungs-
       Gesellschaft AG (Insurance) ........            4,300          1,356,117
      Siemens AG (Electronic/
       Electrical Equipment) ..............           16,600          2,514,190
                                                                 ---------------
                                                                     13,741,809
                                                                 ---------------

                See Accompanying Notes to Financial Statements

                                                  SHARES             VALUE
                                               -------------     --------------
    COMMON STOCKS (CONTINUED)
    HONG KONG (0.6%)
      Asia Satellite Telecommunications Holdings
       Ltd. (Telecommunication Services) ..           91,000     $      311,115
      Esprit Holdings Ltd. (General
       Retailers) .........................          337,000            350,185
      Giordano International Ltd.
       (General Retailers) ................          500,000            760,100
                                                                 ---------------
                                                                      1,421,400
                                                                 ---------------

    IRELAND (1.1%)
      CRH plc (Construction/Building
       Materials) .........................           35,500            644,868
      *Parthus Technologies plc
       (Information Technology
       Hardware) ..........................          700,000          1,976,398
                                                                 ---------------
                                                                      2,621,266
                                                                 ---------------

    ITALY (3.3%)
      Assicurazioni Generali S.p.A
       (Insurance) ........................           34,400          1,183,820
      Banca Intesa S.p.A (Banks) ..........          265,000          1,191,383
      Eni S.p.A (Oil/Gas) .................          194,900          1,130,317
      Mediaset S.p.A (Media/
       Photography) .......................           29,300            449,387
      Riunione Adriatica Di Sicurta S.p.A
       (Insurance) ........................          106,500          1,174,033
      San Paolo-IMI S.p.A (Banks) .........           70,250          1,251,868
      Telecom Italia S.p.A, ADR
       (Telecommunication Services) .......            8,800          1,210,550
                                                                 ---------------
                                                                      7,591,358
                                                                 ---------------

    JAPAN (27.1%)
      Alpha Systems, Inc. (Software/
       Computer Services) .................            3,300            435,107
      Asahi Bank Ltd., The (Banks) ........          500,000          2,107,721
      Banyu Pharmaceutical Co., Ltd.
       (Pharmaceuticals) ..................          125,000          3,065,883
      Citizen Electronics Co., Ltd.
       (Electronic/Electrical Equipment) ..            9,000            986,753
      Daibiru Corp. (Real Estate) .........           69,000            558,905
      Daimei Telecom Engineering Corp.
       (Engineering/Machinery) ............           73,000            755,519
      Drake Beam Morin-Japan, Inc.
       (Support Services) .................            5,000            694,697
      Fancl Corp. (Personal Care/
       Household Products) ................            5,700            543,593
      Fuji Bank, Ltd. (Banks) .............          190,000          1,447,427
      Fuji Machine Mfg. Co., Ltd.
       (Engineering/Machinery) ............           20,000          1,052,915
      Fujisawa Pharmaceutical Co., Ltd.
       (Pharmaceuticals) ..................           20,000            810,953
      Future System Consulting Corp.
       (Software/Computer Services) .......               20            429,105
      Isetan Co., Ltd.
       (General Retailers) ................          260,000          3,194,662
      Japan Lifeline Co., Ltd. (Health) ...           17,400            230,242
      Japan Telecom Co., Ltd.
       (Telecommunication Services) .......               27          1,173,896
      Katokichi Co., Ltd.
       (Food Producers/Processors) ........           23,000            583,687
      Keyence Corp. (Electronic/
       Electrical Equipment) ..............            5,060          1,673,889
      Kyocera Corp. (Electronic/
       Electrical Equipment) ..............            7,500          1,275,265
      Makino Milling Machine Co., Ltd.
       (Engineering/Machinery) ............           88,000            865,016
      Marubeni Corp. (Construction/
       Building Materials) ................          280,000            965,960
      Matsushita Electric
       Industrial Co., Ltd. (Electronic/
       Electrical Equipment) ..............           40,000          1,039,683
      Mitsubishi Electric Corp.
       (Information Technology Hardware) ..          300,000          3,255,152
      Mitsubishi Estate Co., Ltd.
       (Real Estate) ......................          130,000          1,533,438
      Mitsui Fudosan Co., Ltd.
       (Real Estate) ......................          140,000          1,521,717
      Murata Mfg. Co., Ltd. (Electronic/
       Electrical Equipment) ..............           10,000          1,438,543
      NEC Corp. (Electronic/Electrical
       Equipment) .........................          100,000          3,147,403
      Nikko Securities Co., Ltd.
       (Specialty/Other Finance) ..........          135,000          1,339,773
      Nippon Kanzai Co., Ltd.
       (Construction/Building Materials) ..           42,000            770,121

                See Accompanying Notes to Financial Statements

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (CONTINUED)
      NTT Docomo, Inc.
       (Telecommunication Services) .......              100     $    2,712,627
      OBIC Co., Ltd. (Software/
       Computer Services) .................            2,400          1,088,831
      Oji Paper Co., Ltd. (Forestry/Paper)           250,000          1,724,928
      Q.P. Corp. (Food Producers/Processors)         180,000          1,505,650
      Rohm Co., Ltd. (Electronic/
       Electrical Equipment) ..............            7,000          2,051,011
      Sankei Building Co., Ltd., The
       (Real Estate) ......................           29,000            112,106
      Sanwa Bank Ltd., The (Banks) ........          280,000          2,238,910
      Seven-Eleven Japan Co., Ltd.
       (General Retailers) ................           10,000            838,362
      Shimamura Co., Ltd. (General
       Retailers) .........................           20,000          2,342,122
      Sony Corp. (Electronic/
       Electrical Equipment) ..............           25,000          2,339,286
      Sumitomo Bank Ltd., The (Banks) .....           50,000            614,358
      Taisho Pharmaceutical Co., Ltd.
       (Pharmaceuticals) ..................           34,000          1,221,155
      THK Co., Ltd. (Engineering/Machinery)           44,000          2,229,080
      Toyota Motor Corp. (Automobiles) ....           30,000          1,369,546
     *Trend Micro, Inc. (Software/
       Computer Services) .................            4,000            661,616
      Yamada Denki Co., Ltd.
       (General Retailers) ................            7,000            629,197
      Yokowo Co., Ltd. (Information
       Technology Hardware) ...............           25,000            639,169
                                                                 ---------------
                                                                     61,214,979
                                                                 ---------------

    KOREA (0.6%)
      Samsung Electronics, GDR
       (Information Technology Hardware) ..           14,000          1,279,250
                                                                 ---------------

    MALAYSIA (0.3%)
      Star Cruises plc (Leisure/
       Entertainment/Hotels) ..............          124,000            669,600
                                                                 ---------------

    NETHERLANDS (6.9%)
      Aegon NV (Insurance) ................           29,600          1,057,509
     *ASM Lithography Holding NV
       (Information Technology Hardware) ..           42,700          1,884,138
      *CompleTel Europe NV
       (Telecommunication Services) .......           50,000            600,000
     *Equant NV (Telecommunication Services)          30,000          1,290,000
      Gucci Group NV (Household
       Goods/Textiles) ....................           10,800          1,023,300
      Heineken NV (Restaurants/Pubs/
       Breweries) .........................           23,800          1,454,420
      ING Groep NV (Insurance) ............           15,000          1,018,022
      Koninklijke KPN NV
       (Telecommunication Services) .......           25,000          1,122,748
      Koninklijke Philips Electronics
       NV (Electronic/Electrical Equipment)           52,300          2,476,632
      Royal Dutch Petroleum Co. (Oil/Gas)             20,900          1,304,248
      STMicroelectronics NV
       (Information Technology Hardware) ..           36,000          2,310,750
                                                                 ---------------
                                                                    15,541,767
                                                                 ---------------

    PORTUGAL (0.4%)
     *PT Multimedia - Servicos de
       Telecomunicacoes e Multimedia
       S.G.P.S., SA (Media/Photography) ...           16,300            812,501
     *PT Multimedia.com - Servicos de
       Acesso a Internet, S.G.P.S., SA
       (Media/Photography) ................           16,300            125,469
                                                                 ---------------
                                                                        937,970
                                                                 ---------------

    SPAIN (1.4%)
      Banco Bilbao Vizcaya Argentaria,
       SA (Banks) .........................           84,600          1,269,163
     *Telefonica SA, ADR
       (Telecommunication Services) .......           30,241          1,937,314
                                                                 ---------------
                                                                      3,206,477
                                                                 ---------------

    SWEDEN (3.3%)
      Atlas Copco AB (Class A)
       (Engineering/Machinery) ............           51,300            994,330
      Skandia Forsakrings AB
       (Insurance) ........................          176,000          4,675,555
      Telefonaktiebolaget LM
       Ericsson AB, ADR
       (Telecommunication Services) .......           87,000          1,740,000
                                                                 ---------------
                                                                      7,409,885
                                                                 ---------------

                See Accompanying Notes to Financial Statements

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (CONTINUED)
    SWITZERLAND (5.7%)
     *ABB Ltd. (Registered) (Electronic/
       Electrical/Equipment) ..............           17,800     $    2,137,338
      Charles Voegele Holding AG
       (Bearer) (General Retailers) .......            6,000          1,184,454
      Cie Financiere Richemont AG
       Units (Class A) (Bearer)
       (Household Goods/Textiles) .........              235            635,168
      Julius Baer Holding Ltd. (Bearer) (Banks)          250            991,658
      Nestle SA (Registered) (Food
       Producers/Processors) ..............            1,000          2,007,915
      Sulzer AG (Registered)
       (Engineering/Machinery) ............            1,700          1,134,334
      Swiss RE (Registered) (Insurance) ...              610          1,247,336
      UBS AG (Registered) (Banks) .........           12,400          1,822,559
      Zurich Allied AG (Registered)
       (Insurance) ........................            3,300          1,635,728
                                                                 ---------------
                                                                     12,796,490
                                                                 ---------------

    UNITED KINGDOM (18.0%)
     *ARM Holdings plc
       (Electronic/Electrical
       Equipment) .........................           50,000            535,921
     *Baltimore Technologies plc
       (Software/Computer Services) .......          125,000            946,188
      Barclays plc (Banks) ................           54,139          1,346,621
      BG Group plc (Gas/Distribution) .....          180,200          1,164,877
     *Bookham Technology plc
       (Telecommunication Services) .......           25,000          1,455,616
      BP Amoco plc, ADR (Oil/Gas) .........           39,500          2,234,219
      British Telecommunications plc
       (Telecommunication Services) .......          120,400          1,556,618
     *COLT Telecom Group plc
       (Telecommunication Services) .......           60,300          2,008,342
      Compass Group plc
       (Restaurants/Pubs/Breweries) .......          198,400          2,614,617
      Diageo plc (Beverages) ..............          150,000          1,346,615
      Glaxo Wellcome plc
       (Pharmaceuticals) ..................           53,400          1,557,832
      Granada Group plc (Leisure/
       Entertainment/Hotels) ..............          177,154          1,770,078
      HSBC Holdings plc (Banks) ...........          158,000          1,807,129
      Invensys plc (Engineering/
       Machinery) .........................          290,000          1,088,798
     *Marconi plc (Information
       Technology Hardware) ...............           76,000            989,486
     *NDS Group plc, ADR (Software/
       Computer Services) .................            8,500            518,500
      Pearson plc (Media/
       Photography) .......................           70,000          2,225,435
      Prudential plc (Insurance) ..........           76,800          1,125,471
      Royal Bank of Scotland Group plc
       (Banks) ............................          115,400          1,932,229
      Shell Transport & Trading Co. plc
       (Oil/Gas) ..........................           93,000            776,472
      Shell Transport & Trading Co., ADR
       (Oil/Gas) ..........................           23,000          1,148,563
      SmithKline Beecham plc
       (Pharmaceuticals) ..................          121,762          1,594,503
     *Telewest Communications plc
       (Media/Photography) ................          211,300            729,343
      Vodafone Airtouch plc
       (Telecommunication Services) .......          961,500          3,886,495
      WPP Group plc
       (Media/Photography) ................          291,000          4,251,262
                                                                 ---------------
                                                                     40,611,230
                                                                 ---------------

    UNITED STATES (2.0%)
     *Infonet Services Corp. (Class B)
       (Telecommunication Services) .......           46,500            555,094
     *NTL, Inc. (Media/Photography) .......           16,200            969,975
     *OpenTV Corp.
       (Media/Photography) ................           14,000            628,250
      Santa Fe International Corp.
       (Oil/Gas) ..........................           33,000          1,152,937
      Schlumberger Ltd. (Oil/Gas) .........           15,400          1,149,225
                                                                 ---------------
                                                                      4,455,481
                                                                 ---------------
    Total Common Stocks
      (Cost $176,993,663)                                           209,985,815
                                                                 ---------------

                See Accompanying Notes to Financial Statements

                                                 SHARES OR
                                                 PRINCIPAL
                                                  AMOUNT              VALUE
                                               -------------     --------------
PREFERRED STOCKS (0.8%)
    BRAZIL (0.1%)
      Dixie Toga SA (Packaging) ...........          437,500     $      133,388
                                                                 ---------------

    GERMANY (0.7%)
      SAP Corp., System, Applications &
       Products in Data Processing
       (Software/Computer Services) .......            9,000          1,671,110
                                                                 ---------------
    Total Preferred Stocks
      (Cost $2,422,189) ...................                           1,804,498
                                                                 ---------------

REPURCHASE AGREEMENT (1.8%)
      J.P. Morgan Securities, Inc.
       6.64% dated 06/30/2000, due 07/03/2000 in
       the amount of $4,044,668.
       Collateralized by U.S. Treasury Notes
       4.875% to 6.625%
       due 03/31/2001 to 06/30/2003
       U.S. Treasury Bonds 6.375% to 12.375%
       due 05/15/2004 to 08/15/2027
       U.S. Treasury Bill 5.80% due 09/21/2000
       (Cost $4,043,932) ..................       $4,043,932          4,043,932
                                                                 ---------------

TOTAL INVESTMENTS (95.6%)
  (Cost $183,459,784) .....................                         215,834,245

OTHER ASSETS LESS LIABILITIES (4.4%) ......                           9,965,232
                                                                 ---------------

NET ASSETS (100.0%) .......................                      $  225,799,477
                                                                 ===============

*   Non-income producing.


                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                       --- COLUMBIA SPECIAL FUND, INC. --
                       ----------------------------------
                            June 30, 2000 (Unaudited)

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (96.4%)
   BANKS (2.5%)
      Capital One Financial Corp. ..........         197,200     $    8,800,050
      Charter One Financial, Inc. ..........         500,000         11,500,000
      National Commerce Bancorporation .....         482,600          7,751,762
                                                                 ---------------
                                                                     28,051,812
                                                                 ---------------

   BROADCASTING (4.6%)
     *Clear Channel Communications, Inc. ...         160,000         12,000,000
     *Cox Radio, Inc. (Class A) ............         250,000          7,000,000
     *Hispanic Broadcasting Corp. ..........         331,400         10,977,625
     *Univision Communications, Inc.
       (Class A) ...........................         226,900         23,484,150
                                                                 ---------------
                                                                     53,461,775
                                                                 ---------------

   COMPUTERS (0.3%)
     *Handspring, Inc. .....................         120,000          3,240,000
                                                                 ---------------

   ELECTRIC & NATURAL GAS (1.3%)
     *AES Corp. ............................         322,100         14,695,813
                                                                 ---------------

   ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIAL (0.1%)
     *Ballard Power Systems, Inc. ..........          15,000          1,347,187
                                                                 ---------------

   EXPLORATION & PRODUCTION (3.9%)
      Anadarko Petroleum Corp. .............         225,200         11,105,175
      Apache Corp. .........................         352,900         20,754,931
      Devon Energy Corp. ...................         231,800         13,024,263
                                                                 ---------------
                                                                     44,884,369
                                                                 ---------------

   HEALTH CARE (8.7%)
     *ALZA Corp. ...........................         466,700         27,593,637
      Cardinal Health, Inc. ................         193,300         14,304,200
     *Chiron Corp. .........................         201,200          9,557,000
     *Genentech, Inc. ......................          85,500         14,706,000
     *Millennium Pharmaceuticals, Inc. .....          84,000          9,397,500
     *Tenet Healthcare Corp. ...............         447,500         12,082,500
     *Watson Pharmaceuticals, Inc. .........         226,500         12,174,375
                                                                 ---------------
                                                                     99,815,212
                                                                 ---------------

   HOTELS & GAMING (2.1%)
     *Harrah's Entertainment, Inc. .........         420,000          8,793,750
      Starwood Hotels & Resorts
         Worldwide, Inc. ...................         469,500         15,170,719
                                                                 ---------------
                                                                     23,964,469
                                                                 ---------------

   MATERIALS (1.6%)
      Martin Marietta Materials, Inc. ......         352,000         14,234,000
      Southdown, Inc. ......................          80,000          4,620,000
                                                                 ---------------
                                                                     18,854,000
                                                                 ---------------

   MEDICAL DEVICES (3.6%)
     *CYTYC Corp. ..........................         109,700          5,855,237
      PE Corp-PE Biosystems Group ..........         183,900         12,114,412
     *Waters Corp. .........................         190,600         23,789,263
                                                                 ---------------
                                                                     41,758,912
                                                                 ---------------

   OIL SERVICES (8.3%)
     *BJ Services Co. ......................         168,900         10,556,250
     *Grant Prideco, Inc. ..................         185,000          4,625,000
     *Nabors Industries, Inc. ..............         556,200         23,117,062
     *Noble Drilling Corp. .................         415,700         17,121,644
     *R & B Falcon Corp. ...................         228,600          5,386,387
      Transocean Sedco Forex, Inc. .........         458,600         24,506,438
     *Weatherford International, Inc. ......         255,000         10,152,188
                                                                 ---------------
                                                                     95,464,969
                                                                 ---------------

   PERIPHERALS (1.8%)
     *American Power Conversion Corp. ......         135,100          5,513,769
      Tektronix, Inc. ......................         207,650         15,366,100
                                                                 ---------------
                                                                     20,879,869
                                                                 ---------------

   POLLUTION CONTROL (0.4%)
     *Cuno, Inc. ...........................         210,000          4,856,250
                                                                 ---------------

   REAL ESTATE SECURITIES (1.7%)
      Spieker Properties, Inc. .............         245,000         11,576,250
      Vornado Realty Trust .................         240,000          8,340,000
                                                                 ---------------
                                                                     19,916,250
                                                                 ---------------

   RESTAURANTS (1.5%)
     *Brinker International, Inc. ..........          83,900          2,454,075
     *Outback Steakhouse, Inc. .............         508,200         14,864,850
                                                                 ---------------
                                                                     17,318,925
                                                                 ---------------

   RETAIL (4.3%)
     *Best Buy Co., Inc. ...................          77,750          4,917,687
     *Dollar Tree Stores, Inc. .............         382,500         15,132,656
      Family Dollar Stores, Inc. ...........         538,000         10,524,625
      Limited, Inc. ........................         711,860         15,393,973
      Nordstrom, Inc. ......................         135,000          3,256,875
                                                                 ---------------
                                                                     49,225,816
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (CONTINUED)
   SEMICONDUCTORS (12.2%)
     *Amkor Technology, Inc. ...............         164,500   $      5,808,906
     *ASM Lithography Holding N.V. .........         244,350         10,781,944
     *Atmel Corp. ..........................         140,750          5,190,156
     *Cypress Semiconductor Corp. ..........         324,100         13,693,225
     *Flextronics International Ltd. .......         194,850         13,383,759
     *Intersil Holding Corp. ...............         120,000          6,487,500
     *Jabil Circuit, Inc. ..................         144,200          7,155,925
     *KLA-Tencor Corp. .....................         102,800          6,020,225
     *LAM Research Corp. ...................         213,400          8,002,500
     *LSI Logic Corp. ......................         411,950         22,296,794
     *National Semiconductor Corp. .........         192,450         10,921,537
     *QLogic Corp. .........................         169,200         11,177,775
     *Sandisk Corp. ........................         128,900          7,887,069
     *ST Assembly Test Services Ltd. .......         231,250          5,954,688
     *Teradyne, Inc. .......................          71,200          5,233,200
                                                                 ---------------
                                                                    139,995,203
                                                                 ---------------

   SERVICES (5.5%)
     *Apollo Group, Inc. (Class A) .........         200,800          5,622,400
     *Concord EFS, Inc. ....................         500,000         13,000,000
     *DST Systems, Inc. ....................         175,000         13,321,875
     *Fiserv, Inc. .........................         320,000         13,840,000
     *Keane, Inc. ..........................         158,300          3,423,237
     *Mercury Interactive Corp. ............          30,000          2,902,500
     *Solectron Corp. ......................         236,300          9,895,063
     *StorageNetworks, Inc. ................          12,000          1,083,000
                                                                 ---------------
                                                                     63,088,075
                                                                 ---------------

   SOFTWARE (13.1%)
     *Amdocs Ltd. ..........................         241,250         18,515,937
     *BEA Systems, Inc. ....................         600,200         29,672,388
     *Edwards, J.D. & Co. ..................         238,050          3,585,628
     *Electronic Arts, Inc. ................         130,000          9,481,875
     *Intuit, Inc. .........................         199,800          8,266,725
     *Macromedia, Inc. .....................         112,450         10,872,509
     *Peregrine Systems, Inc. ..............         469,600         16,289,250
     *Portal Software, Inc. ................         310,000         19,801,250
     *RealNetworks, Inc. ...................         263,000         13,297,938
     *Versata, Inc. ........................         157,800          6,361,313
     *Vignette Corp. .......................         287,300         14,944,089
                                                                 ---------------
                                                                    151,088,902
                                                                 ---------------

   TELECOMMUNICATION SERVICES (18.9%)
     *ADC Telecommunications, Inc. .........         170,000         14,258,750
     *Advanced Fibre Communications, Inc. ..          81,750          3,704,297

                                                SHARES OR
                                                PRINCIPAL
                                                  AMOUNT             VALUE
                                               -------------     --------------
     *Alteon WebSystems, Inc. ..............         100,000         10,006,250
     *Aspect Telecommunications Corp. ......         152,150          5,981,397
     *AudioCodes Ltd. ......................          55,000          6,600,000
     *Ciena Corp. ..........................         218,800         36,471,225
     *Cisco Systems, Inc. ..................          42,436          2,697,338
     *Copper Mountain Networks, Inc. .......          68,950          6,076,219
     *Ditech Communications Corp. ..........         157,400         14,884,137
     *Efficient Networks, Inc. .............         150,000         11,034,375
     *Exfo Electro-Optical Engineering, Inc.          31,800          1,395,225
     *Extreme Networks, Inc. ...............         264,700         27,925,850
     *Juniper Networks, Inc. ...............          17,200          2,503,675
     *McLeodUSA, Inc. (Class A) ............         555,000         11,481,562
     *Metromedia Fiber Network, Inc. .......         273,400         10,850,563
     *Nextlink Communications, Inc. (Class A)        282,200         10,705,963
     *ONI Systems Corp. ....................          43,000          5,039,734
     *Polycom, Inc. ........................          60,700          5,711,491
     *Redback Networks, Inc. ...............          36,800          6,591,800
      Scientific-Atlanta, Inc. .............         258,300         19,243,350
     *Sycamore Networks, Inc. ..............          42,800          4,724,050
                                                                 ---------------
                                                                    217,887,251
                                                                 ---------------
    Total Common Stocks
      (Cost $749,357,869) ..................                      1,109,795,059
                                                                 ---------------

CONVERTIBLE PREFERRED STOCK (0.2%)
   TELECOMMUNICATION EQUIPMENT
     Nanovation Technologies, Inc.
       (Private Placement)
       (Cost $2,164,275) ...................         144,285          2,164,275
                                                                 ---------------
REPURCHASE AGREEMENT (4.3%)
      J.P. Morgan Securities, Inc.
       6.64% dated 06/30/2000, due 07/03/2000 in
       the amount of $49,433,481.
       Collateralized by U.S. Treasury Notes
       4.875% to 6.625%
       due 03/31/2001 to 06/30/2003
       U.S. Treasury Bonds 6.375% to 12.375%
       due 05/15/2004 to 08/15/2027
       U.S. Treasury Bill 5.80% due 09/21/2000
       (Cost $49,424,485) ..................     $49,424,485         49,424,485
                                                                 ---------------
TOTAL INVESTMENTS (100.9%)
  (Cost $800,946,629) ......................                      1,161,383,819

OTHER ASSETS LESS LIABILITIES (-0.9%) ......                        (10,168,202)
                                                                 ---------------

NET ASSETS (100.0%) ........................                     $1,151,215,617
                                                                 ===============

*   Non-income producing

                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                      -- COLUMBIA SMALL CAP FUND, INC. --
                      ------------------------------------
                            June 30, 2000 (Unaudited)

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (92.0%)
   AIRLINES (1.4%)
     *Atlantic Coast Airlines
       Holdings, Inc. ......................         100,400     $    3,187,700
     *EGL, Inc. ............................         110,100          3,385,575
                                                                 ---------------
                                                                      6,573,275
                                                                 ---------------

   BANKS (1.4%)
      Bank United Corp. (Class A) ..........          62,600          2,202,737
      City National Corp. ..................          60,300          2,140,650
      TCF Financial Corp. ..................          87,700          2,252,794
                                                                 ---------------
                                                                      6,596,181
                                                                 ---------------

   BROADCASTING (2.2%)
     *Citadel Communications Corp. .........         140,000          4,891,250
     *Entercom Communications Corp. ........         110,430          5,383,463
                                                                 ---------------
                                                                     10,274,713
                                                                 ---------------

   COMPUTERS (4.5%)
     *Apex, Inc. ...........................         160,400          7,017,500
     *C-COR.net Corp. ......................         166,300          4,490,100
     *Concurrent Computer Corp. ............         171,300          2,248,312
     *Radisys Corp. ........................         126,250          7,164,688
                                                                 ---------------
                                                                     20,920,600
                                                                 ---------------

   ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIAL (1.5%)
      PerkinElmer, Inc. ....................         108,800          7,194,400
                                                                 ---------------

   ENTERTAINMENT (0.9%)
     *Imax Corp. ...........................         182,100          4,142,775
                                                                 ---------------

   EXPLORATION & PRODUCTION (1.5%)
      Devon Energy Corp. ...................          88,700          4,983,831
      Western Gas Resources, Inc ...........         105,200          2,209,200
                                                                 ---------------
                                                                      7,193,031
                                                                 ---------------

   FOOD & DRUG RETAIL (0.8%)
     *Whole Foods Market, Inc. .............          86,900          3,590,056
                                                                 ---------------

   FOOD, BEVERAGE, TOBACCO (0.7%)
      Adolph Coors Co. (Class B) ...........          51,300          3,103,650
                                                                 ---------------

   HEALTH CARE (10.8%)
     *Alkermes, Inc. .......................         105,300          4,962,262
      Alpharma, Inc. (Class A) .............         125,300          7,799,925
     *AmeriSource
       Health Corp. (Class A) ..............          76,400          2,368,400
     *Angiotech Pharmaceuticals, Inc. ......          35,800          1,494,650
     *Cerner Corp. .........................          78,500          2,139,125
     *First Health Group Corp. .............         123,400          4,049,063
     *Intelligent Polymers Ltd. ............          33,000          1,200,375
      Jones Pharma, Inc. ...................          66,900          2,671,819
     *Orthodontic Centers of
       America, Inc. .......................         137,600          3,113,200
     *Patterson Dental Co. .................          53,300          2,718,300
     *Priority Healthcare
       Corp. (Class B) .....................         108,400          8,055,475
     *Shire Pharmaceuticals
       Group plc, ADR ......................         103,240          5,355,575
     *Spiros Development
       Corp. II, Inc. ......................          30,000            446,250
     *Universal Health
       Services, Inc. (Class B) ............          63,000          4,158,000
                                                                 ---------------
                                                                     50,532,419
                                                                 ---------------

   HOTELS & GAMING (0.5%)
      Intrawest Corp. ......................         130,500          2,479,500
                                                                 ---------------

   LEISURE PRODUCTS (1.1%)
      Callaway Golf Co. ....................         324,600          5,295,038
                                                                 ---------------

   MACHINERY (0.7%)
     *Astec Industries, Inc. ...............         126,200          3,202,325
                                                                 ---------------

MEDICAL DEVICES (1.7%)
     *Aspect Medical Systems, Inc. .........          59,950          1,618,650
     *Oratec Interventions, Inc. ...........          64,700          2,159,363
     *ResMed, Inc. .........................          49,350          1,320,112
     *Zoll Medical Corp. ...................          55,800          2,734,200
                                                                 ---------------
                                                                      7,832,325
                                                                 ---------------

   OIL SERVICES (10.5%)
      Coflexip SA, ADR .....................          36,700          2,220,350
     *Grant Prideco, Inc. ..................         159,400          3,985,000
     *Hanover Compressor Co. ...............          62,200          2,363,600
     *Marine Drilling
       Companies, Inc. .....................         164,500          4,606,000
     *Natco Group, Inc. (Class A) ..........         102,400            966,400
     *National-Oilwell, Inc. ...............         176,700          5,809,013

                 See Accompanying Notes to Financial Statements

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (CONTINUED)
     *Noble Drilling Corp. .................         155,700     $    6,412,894
     *Patterson Energy, Inc. ...............         182,800          5,209,800
     *Precision Drilling Corp. .............         179,800          6,944,775
     *Stolt Offshore SA ....................          76,500          1,080,562
     *UTI Energy Corp. .....................         119,900          4,810,987
     *Veritas DGC, Inc. ....................         187,500          4,875,000
                                                                 ---------------
                                                                     49,284,381
                                                                 ---------------

   PERIPHERALS (4.0%)
     *Maxtor Corp. .........................         176,750          1,866,922
     *Power-One, Inc. ......................         148,650         16,936,809
                                                                 ---------------
                                                                     18,803,731
                                                                 ---------------

   POLLUTION CONTROL (1.1%)
     *Tetra Tech, Inc. .....................         225,850          5,166,319
                                                                 ---------------

   REAL ESTATE SECURITIES (0.7%)
      Cousins Properties, Inc. .............          82,100          3,160,850
                                                                 ---------------

   RESTAURANTS (1.0%)
     *Cheesecake Factory, Inc., The ........          71,250          1,959,375
     *P.F. Chang's China Bistro, Inc. ......          88,000          2,810,500
                                                                 ---------------
                                                                      4,769,875
                                                                 ---------------

   RETAIL (3.3%)
     *InterTan, Inc. .......................          78,550            922,963
     *Linens `N Things, Inc. ...............          91,800          2,490,075
     *Michaels Stores, Inc. ................         136,800          6,267,150
     *Pacific Sunwear of
       California, Inc. ....................         259,400          4,863,750
     *Tweeter Home
       Entertainment Group, Inc. ...........          27,150            824,681
                                                                 ---------------
                                                                     15,368,619
                                                                 ---------------

   SEMICONDUCTORS (15.4%)
     *Advanced Energy
       Industries, Inc. ....................          21,550          1,270,103
     *ASE Test Ltd.* .......................         144,400          4,250,775
     *ASM International NV .................         138,200          3,662,300
     *Atmel Corp. ..........................          64,750          2,387,656
      Cohu, Inc. ...........................          26,050            702,536
     *Credence Systems Corp. ...............          56,200          3,101,537
     *Cymer, Inc. ..........................          85,600          4,087,400
     *duPont Photomasks, Inc. ..............          62,400          4,274,400
     *Electro Scientific Industries, Inc. ..          40,500          1,783,266
     *Exar Corp. ...........................          45,000          3,923,438
     *Integrated Device
       Technology, Inc. ....................         125,800          7,532,275
      Keithley Instruments, Inc. ...........          43,700          3,807,363
     *Lattice Semiconductor Corp. ..........          84,200          5,820,325
     *Manufacturers Services Ltd. ..........          38,700            795,769
     *Mattson Technology, Inc. .............         197,200          6,409,000
     *MIPS Technologies, Inc. (Class A) ....          17,050            724,625
     *MMC Networks, Inc. ...................         106,300          5,680,406
     *Photronics, Inc. .....................         165,950          4,708,831
     *Sandisk Corp. ........................          66,800          4,087,325
     *Therma-Wave, Inc. ....................          60,100          1,340,981
     *Viasystems Group, Inc. ...............         117,100          1,895,556
                                                                 ---------------
                                                                     72,245,867
                                                                 ---------------

   SERVICES (8.1%)
     *Acxiom Corp. .........................         321,500          8,760,875
     *American Management
       Systems, Inc. .......................         123,900          4,067,405
     *Apollo Group, Inc. (Class A) .........          53,000          1,484,000
     *Black Box Corp. ......................          27,100          2,145,558
     *Documentum, Inc. .....................          67,950          6,073,031
     *Getty Images, Inc. ...................          56,500          2,094,031
     *Multex.com, Inc. .....................         249,350          6,280,503
     *Nova Corp. ...........................         124,275          3,471,933
     *StorageNetworks, Inc. ................           4,900            442,225
     *Technology Solutions Co. .............         277,000          1,713,938
     *TriZetto Group, Inc. .................          89,800          1,453,637
                                                                 ---------------
                                                                     37,987,136
                                                                 ---------------

   SOFTWARE (10.4%)
     *Advent Software, Inc. ................          66,000          4,257,000
     *Amdocs Ltd. ..........................          76,800          5,894,400
     *Bindview Development Corp. ...........         238,550          2,862,600
     *BSquare Corp. ........................          33,600            753,900
     *Clarus Corp. .........................          71,600          2,783,450
     *HNC Software, Inc. ...................         157,300          9,713,275
     *Hyperion Solutions Corp. .............          46,200          1,498,612
     *Internet Pictures Corp. ..............         134,004          2,026,811
     *Macromedia, Inc. .....................          46,250          4,471,797
     *Matrixone, Inc. ......................           9,800            398,125
     *Remedy Corp. .........................          96,900          5,402,175
     *Symantec Corp. .......................          62,250          3,357,609
     *Verity, Inc. .........................         143,850          5,466,300
                                                                 ---------------
                                                                     48,886,054
                                                                 ---------------


                 See Accompanying Notes to Financial Statements

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (CONTINUED)
   TELECOMMUNICATION SERVICES (0.5%)
     *GT Group Telecom, Inc. (Class B) .....         132,300     $    2,091,994
                                                                 ---------------

   TELECOMMUNICATION EQUIPMENT (7.3%)
     *Adaptive Broadband Corp. .............          59,300          2,179,275
     *Advanced Fibre
       Communications, Inc. ................          30,150          1,366,172
     *Amphenol Corp. (Class A) .............          93,000          6,155,438
     *Andrew Corp. .........................         119,800          4,020,788
     *Commscope, Inc. ......................          57,900          2,373,900
     *Digital Microwave Corp. ..............          61,400          2,340,875
     *Proxim, Inc. .........................           9,150            905,564

     *Tekelec ..............................         144,300          6,953,456
     *TUT Systems, Inc. ....................          40,900          2,346,637
     *Virata Corp. .........................          92,500          5,515,312
                                                                 ---------------
                                                                     34,157,417
                                                                 ---------------
    Total Common Stocks
      (Cost $325,347,573) ..................                        430,852,531
                                                                 ---------------

CONVERTIBLE PREFERRED STOCK (0.1%)
   TELECOMMUNICATION EQUIPMENT
     *Nanovation Technologies, Inc.
       (Private Placement)
       (Cost $626,715) .....................          41,781            626,715
                                                                 ---------------

WARRANT (0.0%)
     *Dura Pharmaceuticals, Inc.
       (12/31/2002) ........................          30,000             11,250
                                                                 ---------------
REPURCHASE AGREEMENTS (7.5%)
      J.P. Morgan Securities, Inc.
       6.64% dated 06/30/2000, due 07/03/2000
       in the amount of $21,185,527.
       Collateralized by U.S. Treasury Notes
       4.875% to 6.625%
       due 03/31/2001 to 06/30/2003
       U.S. Treasury Bonds 6.375% to 12.375%
       due 05/15/2004 to 08/15/2027
       U.S. Treasury Bill 5.80%
       due 09/21/2000 ......................      21,181,672         21,181,672
      Merrill Lynch
       6.54% dated 06/30/2000, due 07/03/2000
       in the amount of $13,602,437.
       Collateralized by U.S. Treasury Bonds
       8.75% to 10.625%
       due 11/15/2009 to 05/15/2017 ........      13,600,000         13,600,000
                                                                 ---------------
    Total Repurchase Agreements
      (Cost $34,781,672) ...................                         34,781,672
                                                                 ---------------

TOTAL INVESTMENTS (99.6%)
  (Cost $360,755,960) ......................                        466,272,168

OTHER ASSETS LESS LIABILITIES (0.4%) .......                          1,942,460
                                                                 ---------------

NET ASSETS (100.0%) ........................                     $  468,214,628
                                                                 ===============

*   Non-income producing.

                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                  -- COLUMBIA REAL ESTATE EQUITY FUND, INC. --
                 ----------------------------------------------
                            June 30, 2000 (Unaudited)

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (93.0%)
REAL ESTATE INVESTMENT TRUSTS
   APARTMENTS (14.7%)
      Apartment Investment &
       Management Co. (Class A) ............         229,800     $    9,938,850
      Archstone Communities
       Trust ...............................         309,671          6,522,445
      AvalonBay Communities, Inc. ..........         401,064         16,744,422
      Equity Residential
       Properties Trust ....................         224,603         10,331,738
      Post Properties, Inc. ................         144,000          6,336,000
                                                                 ---------------
                                                                     49,873,455
                                                                 ---------------

   COMMUNITY CENTERS (8.8%)
      Kimco Realty Corp. ...................         208,500          8,548,500
      Pan Pacific Retail Properties, Inc. ..         124,300          2,501,538
      Vornado Realty Trust .................         543,200         18,876,200
                                                                 ---------------
                                                                     29,926,238
                                                                 ---------------
   HEALTH CARE (0.7%)
      Nationwide Health
       Properties, Inc. ....................         183,700          2,560,319
                                                                 ---------------

   INDUSTRIAL (27.2%)
      Alexandria Real Estate
       Equities, Inc. ......................         149,500          5,129,719
      AMB Property Corp. ...................         265,500          6,056,719
      Cabot Industrial Trust ...............         219,700          4,325,344

      Centerpoint Properties Corp. .........         104,700          4,266,525
      First Industrial Realty Trust, Inc. ..         226,300          6,675,850
      Istar Financial, Inc. ................         256,335          5,367,014
      Liberty Property Trust ...............         263,000          6,821,562
      Prologis Trust .......................         990,345         21,106,728
      Public Storage, Inc. .................         718,232         16,833,562
      Spieker Properties, Inc. .............         327,200         15,460,200
                                                                 ---------------
                                                                     92,043,223
                                                                 ---------------

   LODGING (8.8%)
      Host Marriott Corp. ..................         928,400          8,703,750
      Starwood Hotels & Resorts
       Worldwide, Inc. .....................         656,000         21,197,000
                                                                 ---------------
                                                                     29,900,750
                                                                 ---------------

   OFFICE (22.7%)
      Boston Properties, Inc. ..............         232,500          8,980,313
      Cousins Properties, Inc. .............         374,800         14,429,800
      Equity Office Properties Trust .......         563,318         15,526,452
      Mack-Cali Realty Corp. ...............         167,500          4,302,656
      Prentiss Properties Trust ............         339,600          8,150,400
      Reckson Associates
       Realty Corp. ........................         431,300         10,243,375
      Trizec Hahn Corp. ....................         847,800         15,154,425
                                                                 ---------------
                                                                     76,787,421
                                                                 ---------------
   OTHER (1.8%)
     *Catellus Development Corp. ...........         396,400          5,946,000
                                                                 ---------------

   SHOPPING MALLS (8.3%)
      General Growth Properties, Inc. ......         413,400         13,125,450
      Simon Property Group, Inc. ...........         670,756         14,882,399
                                                                 ---------------
                                                                     28,007,849
                                                                 ---------------
    Total Common Stocks
      (Cost $297,340,847) ..................                        315,045,255
                                                                 ---------------

REPURCHASE AGREEMENTS (6.7%)
      J.P. Morgan Securities, Inc.
       6.64% dated 06/30/2000, due 07/03/2000
       in the amount of $17,305,759.
       Collateralized by U.S. Treasury Notes
       4.875% to 6.625%
       due 03/31/2001 to 06/30/2003
       U.S. Treasury Bonds 6.375% to 12.375%
       due 05/15/2004 to 08/15/2027
       U.S. Treasury Bill 5.80%
       due 09/21/2000 ......................     $17,302,610         17,302,610
      Merrill Lynch
       6.54% dated 06/30/2000, due 07/03/2000
       in the amount of $5,500,985.
       Collateralized by U.S. Treasury Bonds
       8.75% to 10.625%
       due 11/15/2009 to 05/15/2017 ........       5,500,000          5,500,000
                                                                 ---------------
    Total Repurchase Agreements
      (Cost $22,802,610) ...................                         22,802,610
                                                                 ---------------

TOTAL INVESTMENTS (99.7%)
  (Cost $320,143,457) ......................                        337,847,865

OTHER ASSETS LESS LIABILITIES (0.3%) .......                            927,349
                                                                 ---------------

NET ASSETS (100.0%) ........................                     $  338,775,214
                                                                 ===============

*   Non-income producing

                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                       -- COLUMBIA BALANCED FUND, INC. --
                       -----------------------------------
                            June 30, 2000 (Unaudited)

                                                   SHARES             VALUE
                                               -------------     --------------
COMMON STOCKS (59.9%)
    BANKS (3.7%)
      Bank of New York Co., Inc. ........            109,600     $    5,096,400
      Capital One Financial Corp. .......             76,750          3,424,969
      Citigroup, Inc. ...................            382,075         23,020,019
      Washington Mutual, Inc. ...........            289,150          8,349,206
                                                                 ---------------
                                                                     39,890,594
                                                                 ---------------

    BROADCASTING (2.3%)
     *America Online, Inc. ..............            147,950          7,804,362
     *AT&T Corp. - Liberty Media
       Group (Class A) ..................            299,728          7,268,404
     *Clear Channel Communications, Inc.              76,050          5,703,750
     *USA Networks, Inc. ................            196,700          4,253,638
                                                                 ---------------
                                                                     25,030,154
                                                                 ---------------

    BROKERS/MONEY MANAGERS (2.2%)
      American Express Co. ..............            221,100         11,524,838
      Merrill Lynch & Co. ...............             14,050          1,615,750
      Morgan Stanley Dean Witter & Co. ..             89,100          7,417,575
      Schwab (Charles) Corp. ............             99,150          3,333,918
                                                                 ---------------
                                                                     23,892,081
                                                                 ---------------

    CABLE (0.3%)
     *Charter Communications, Inc.
      (Class A) .........................            232,150          3,815,965
                                                                 ---------------

    COMPUTERS (3.1%)
     *Apple Computer, Inc. ..............             65,000          3,404,375
      Compaq Computer Corp. .............            214,650          5,486,991
     *Dell Computer Corp. ...............            289,750         14,288,297
      International Business Machines, Inc.           29,700          3,254,006
     *Sun Microsystems, Inc. ............             79,100          7,193,156
                                                                 ---------------
                                                                     33,626,825
                                                                 ---------------

    ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIAL (4.7%)
      Corning, Inc. .....................             21,100          5,694,363
      General Electric Co. ..............            472,500         25,042,500
      Honeywell International, Inc. .....            149,500          5,036,281
      Tyco International Ltd. ...........            326,152         15,451,451
                                                                 ---------------
                                                                     51,224,595
                                                                 ---------------

    ENTERTAINMENT (0.8%)
      Time Warner, Inc. .................            108,850          8,272,600
                                                                 ---------------

    HEALTH CARE (7.7%)
      Merck & Co., Inc. .................            189,950         14,554,919
      Pfizer, Inc. ......................            840,950         40,365,600
      Pharmacia Corp. ...................            282,100         14,581,044
      Schering-Plough Corp. .............            283,750         14,329,375
                                                                 ---------------
                                                                     83,830,938
                                                                 ---------------

    INSURANCE - PROPERTY & CASUALTY (1.5%)
      American International Group, Inc.             140,875         16,552,812
                                                                 ---------------

    INTERNATIONAL INTEGRATED (1.7%)
      Exxon Mobil Corp. .................            176,087         13,822,830
      Royal Dutch Petroleum Co. .........             78,500          4,832,656
                                                                 ---------------
                                                                     18,655,486
                                                                 ---------------

    MATERIALS (0.4%)
      Dow Chemical Co. ..................             60,100          1,814,269
      International Paper Co. ...........             91,850          2,738,278
                                                                 ---------------
                                                                      4,552,547
                                                                 ---------------

    MEDICAL DEVICES (0.4%)
     *Guidant Corp. .....................             91,700          4,539,150
                                                                 ---------------

    MORTGAGE/FINANCE COMPANIES (0.8%)
      Fannie Mae ........................             55,750          2,909,453
      Freddie Mac .......................            138,400          5,605,200
                                                                 ---------------
                                                                      8,514,653
                                                                 ---------------

    OIL SERVICES (3.1%)
     *BJ Services Co. ...................            111,600          6,975,000
     *Global Marine, Inc. ...............            180,050          5,075,159
     *Grant Prideco, Inc. ...............              5,600            140,000
     *Nabors Industries, Inc. ...........            187,850          7,807,516
     *Noble Drilling Corp. ..............            189,800          7,817,388
      Transocean Sedco Forex, Inc. ......             29,150          1,557,703
     *Weatherford International, Inc. ...            100,500          4,001,156
                                                                 ---------------
                                                                     33,373,922
                                                                 ---------------

    PERIPHERALS (0.8%)
     *EMC Corp. .........................            112,500          8,655,469
                                                                 ---------------

    RETAIL (2.7%)
     *Best Buy Co., Inc. ................            175,550         11,103,538
      Home Depot, Inc. ..................            108,250          5,405,734
      Wal-Mart Stores, Inc. .............            231,600         13,345,950
                                                                 ---------------
                                                                      29,855,222
                                                                 ---------------


                 See Accompanying Notes to Financial Statements

                                                   SHARES             VALUE
                                               -------------     --------------
  COMMON STOCKS (CONTINUED)
    SEMICONDUCTORS (7.7%)
     *Altera Corp. ......................             41,600     $    4,240,600
     *Applied Materials, Inc. ...........            126,550         11,468,594
     *Atmel Corp. .......................             85,450          3,150,969
      Intel Corp. .......................            242,000         32,352,375
     *Micron Technology, Inc. ...........            313,300         27,589,981
      Texas Instruments, Inc. ...........             71,300          4,897,419
                                                                 ---------------
                                                                     83,699,938
                                                                 ---------------

    SERVICES (1.5%)
     *Celestica, Inc. ...................             97,600          4,843,400
     *Computer Sciences Corp. ...........            149,100         11,135,906
                                                                 ---------------
                                                                     15,979,306
                                                                 ---------------

    SOFTWARE (3.4%)
     *Amdocs Ltd. .......................            151,700         11,642,975
     *Microsoft Corp. ...................            171,600         13,728,000
     *Oracle Corp. ......................            146,300         12,298,344
                                                                 ---------------
                                                                     37,669,319
                                                                 ---------------

    TELECOMMUNICATION SERVICES (4.6%)
      AT&T Corp. ........................            106,020          3,352,883
     *Global Crossing Ltd. ..............             75,100          1,976,068
      GTE Corp. .........................            124,200          7,731,450
     *McLeodUSA, Inc. (Class A) .........            105,200          2,176,325
     *Nextel Communications, Inc. .......             33,200          2,031,425
      SBC Communications, Inc. ..........            162,200          7,015,150
     *Sprint Corp. (PCS Group) ..........            100,800          5,997,600
      US West, Inc. .....................            226,900         19,456,675
                                                                 ---------------
                                                                     49,737,576
                                                                 ---------------

    TELECOMMUNICATIONS EQUIPMENT (6.5%)
     *Cisco Systems, Inc. ...............            342,500         21,770,156
     *JDS Uniphase Corp. ................             51,650          6,191,544
      Lucent Technologies, Inc. .........            272,360         16,137,330
      Motorola, Inc. ....................            186,500          5,420,156
      Nokia Corp. .......................             89,600          4,474,400
      Nortel Networks Corp. .............            121,200          8,271,900
     *Tellabs, Inc. .....................            125,450          8,585,484
                                                                 ---------------
                                                                     70,850,970
                                                                 ---------------
    Total Common Stocks
      (Cost $451,953,938) ...............                           652,220,122
                                                                 ---------------

BONDS (36.8%)
U.S. GOVERNMENT SECURITIES (15.0%)
    U.S. TREASURY INFLATION INDEX BONDS (0.9%)
      3.375% 01/15/2007 .................         10,049,115          9,639,300
                                                                 ---------------

    U.S. TREASURY BONDS (3.4%)
   ***8.875% 08/15/2017 .................         24,335,000         30,951,078
      8.125% 08/15/2019 .................          4,750,000          5,728,946
                                                                 ---------------
                                                                     36,680,024
                                                                 ---------------

    U.S. AGENCY BONDS (0.3%)
      Federal Home Loan Bank
       6.00% 08/15/2002 .................          3,110,000          3,049,262
                                                                 ---------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (4.3%)
       7.00% 10/15/2026 - 05/15/2029              14,557,804         14,152,915
       7.50% 08/15/2029 - 10/15/2029               2,127,192          2,111,238
       8.00% 10/15/2026 - 04/15/2030              30,100,941         30,420,763
                                                                 ---------------
                                                                     46,684,916
                                                                 ---------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (1.6%)
       **8.00% 7/15/2030 ................         18,040,000         18,118,925
                                                                 ---------------

    FEDERAL HOUSING ADMINISTRATION (FHA) (0.3%)
      FHA Insured Project Pool #53-43077
        9.125% 07/25/2033 ...............          1,580,221          1,617,107
      FHA Insured Project Pool #55
        7.43% 04/01/2022 ................          1,488,335          1,445,769
                                                                 ---------------
                                                                      3,062,876
                                                                 ---------------

    AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (4.2%)
      GNMA Gtd. REMIC Pass Thru Secs.
       REMIC Tr. 2000-6 Cl. VC
        7.50% 04/20/2017 ................          5,652,000          5,620,179
      GNMA Gtd. REMIC Pass Thru Secs.
       REMIC Tr. 1997-4 Cl. B
        7.00% 08/20/2026 ................          3,903,566          3,743,054
      FNMA Gtd. REMIC Pass Thru Ctf.
       REMIC Tr. 1994-10 Cl. UU
        6.50% 01/25/2024 ................          2,195,000          1,950,801
      FNMA Gtd. REMIC Pass Thru Ctf.
       REMIC Tr. 1994-43 Cl. E
        6.50% 02/25/2024 ................          1,432,843          1,365,227
      FNMA Gtd. REMIC Pass Thru Ctf.
       REMIC Tr. 1998-61 Cl. PK
        6.00% 12/25/2026 ................          4,670,000          4,243,863


                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
      BONDS (CONTINUED)
      FNMA Gtd. REMIC Pass Thru Ctf.
       REMIC Tr. 1998-63 Cl. PG
        6.00% 03/25/2027 ................        $ 4,450,000   $      4,067,411
      FNMA Gtd. REMIC Pass Thru Ctf.
       REMIC Tr. 1997-68 Cl. PJ
        7.00% 10/18/2027 ................          3,000,000          2,866,818
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2153 Cl. CC
        6.00% 08/15/2014 ................          2,160,000          2,056,709
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2116 Cl. VC
        6.00% 11/15/2014 ................          6,440,000          5,749,736
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 1763 Cl. H
        8.25% 07/15/2023 ................            282,706            286,503
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2065 Cl. PB
        6.25% 01/15/2024 ................            883,000            842,391
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2114 Cl. PF
        6.00% 04/15/2027 ................          3,000,000          2,748,160
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2123 Cl. PE
        6.00% 12/15/2027 ................          2,210,000          2,009,023
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2186 Cl. PG
        6.00% 07/15/2028 ................          4,770,000          4,324,324
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2237 Cl. VB
        7.00% 06/25/2030 ................          4,000,000          3,875,600
                                                                 ---------------
                                                                     45,749,799
                                                                 ---------------
    Total U.S. Government Securities
      (Cost $163,725,324) ...............                           162,985,102
                                                                 ---------------
CORPORATES (13.3%)
    INDUSTRIAL (7.9%)
      Allied Holdings, Inc. Series B
        8.625% 10/01/2007 ...............            500,000            442,500
      Allied Waste North America, Inc.
        7.625% 01/01/2006 ...............          1,000,000            870,000
      Aluminum Co. of America, Series B
        6.50% 06/15/2018                           3,050,000          2,715,415
      Ball Corp.
        7.75% 08/01/2006 ................            850,000            794,750
      CSC Holdings, Inc.
        7.875% 12/15/2007 ...............          3,500,000          3,386,355
      CSC Holdings, Inc. Series B
        8.125% 08/15/2009 ...............            200,000            194,414
      Canadian National Railway Co.
        6.45% 07/15/2006 ................            675,000            631,058
      Canadian National Railway Co.
       Series 1997-A2
        7.195% 01/02/2016 ...............          1,200,000          1,084,032
      Coca-Cola Enterprises, Inc.
        6.75% 01/15/2038 ................          4,150,000          3,475,749
      Conoco, Inc.
        5.90% 04/15/2004 ................          1,000,000            954,930
      Cox Communications, Inc.
        7.00% 08/15/2001 ................          2,975,000          2,956,287
      Cox Enterprises, Inc. (144A)
        8.00% 02/15/2007 ................            700,000            693,784
      Diageo Capital plc
        6.625% 06/24/2004 ...............          4,000,000          3,887,240
      DaimlerChrysler N.A. Holdings
        7.125% 04/10/2003 ...............          4,600,000          4,565,270
      Dow Chemical Co.
        7.375% 11/01/2029 ...............          2,225,000          2,157,293
      Federal Express Corp. Pass Thru Trust
       Series 1997-1C
        7.65% 01/15/2014 ................          2,012,391          1,943,225
      Federated Department Stores, Inc.
        6.30% 04/01/2009 ................          2,200,000          1,933,140
        8.50% 06/01/2010 ................          2,550,000          2,598,144
      Ford Motor Credit Co.
        6.70% 07/16/2004 ................          7,000,000          6,782,020
      Gulf Canada Resources Ltd.
        9.625% 07/01/2005 ...............          2,500,000          2,531,250
      Honeywell International, Inc.
        7.50% 03/01/2010 ................          2,120,000          2,124,251
      International Paper Co. (144A)
        8.00% 07/08/2003 ................          1,700,000          1,707,106
      Jones Intercable, Inc.
        8.875% 04/01/2007 ...............          1,425,000          1,449,838
      Lenfest Communications, Inc.
        8.375% 11/01/2005 ...............            650,000            658,736
      Lowe's Cos., Inc.
        6.50% 03/15/2029 ................          2,825,000          2,283,702


                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
BONDS (CONTINUED)
      MCI Worldcom, Inc.
        7.55% 04/01/2004 ................      $   2,400,000     $    2,380,968
        8.875% 01/15/2006 ...............          1,000,000          1,036,860
      Park Place Entertainment Corp.
        9.375% 02/15/2007 ...............          1,725,000          1,725,000
      Phillips Petroleum Co.
        8.50% 05/25/2005 ................          3,090,000          3,192,217
      Qwest Communications International, Inc.
        0.00% to 10/15/2002 then
        9.47% to 10/15/2007 .............          2,000,000          1,664,720
      Shaw Communications, Inc.
        8.25% 04/11/2010 ................          1,400,000          1,411,354
      Teekay Shipping Corp.
       Gtd. 1st Pfd. Ship. Mtg. Notes
        8.32% 02/01/2008 ................          1,000,000            930,000
      TCI Communications, Inc.
        8.00% 08/01/2005 ................          1,900,000          1,940,090
      Time Warner, Inc.
        7.975% 08/15/2004 ...............          4,303,000          4,381,306
      Tyco International Group S.A.
        6.25% 06/15/2003 ................          4,500,000          4,296,510
      USA Networks, Inc.
        6.75% 11/15/2005 ................          1,000,000            949,098
      USA Waste Services, Inc.
        6.125% 07/15/2001 ...............          6,585,000          6,359,266
      United Technologies Corp.
        6.50% 06/01/2009 ................          1,685,000          1,589,848
      Westpoint Stevens, Inc.
        7.875% 06/15/2005 ...............          1,575,000          1,315,125
                                                                 ---------------
                                                                     85,992,851
                                                                 ---------------
    FINANCIAL (2.4%)
      Bank of America Corp.
        6.625% 06/15/2004 ...............          3,575,000          3,456,310
      Chase Manhattan Corp.
       Medium Term Notes, Series C
        6.75% 12/01/2004 ................          4,250,000          4,140,265
      CIT Group, Inc.
        7.375% 03/15/2003 ...............          4,500,000          4,441,239
      Lehman Brothers, Inc.
        7.00% 10/01/2002 ................          4,400,000          4,328,588
      Morgan Stanley Dean Witter & Co.
        7.75% 06/15/2005 ................          4,200,000          4,229,021
      Travelers Property Casualty Corp.
        6.75% 11/15/2006 ................          2,350,000          2,243,522
      Wachovia Corp.
        5.625% 12/15/2008 ...............          4,350,000          3,744,741
                                                                 ---------------
                                                                     26,583,686
                                                                 ---------------

    UTILITIES (3.0%)
      Arizona Public Service Co.
        5.875% 02/15/2004 ...............          4,100,000          3,843,996
      Coastal Corp.
        6.50% 05/15/2006 ................          5,250,000          4,975,373
      Edison Mission Energy
        7.73% 06/15/2009 ................          3,200,000          3,120,512
      Kinder Morgan Energy Partners L.P.
        8.00% 03/15/2005 ................          3,900,000          3,914,453
      MidAmerican Funding Corp.
        5.85% 03/01/2001 ................          7,675,000          7,591,864
      National Rural Utilities
       Cooperative Finance Corp.
        6.55% 11/01/2018 ................          4,295,000          3,817,482
      TXU Eastern Funding Co.
        6.45% 05/15/2005 ................          5,200,000          4,848,246
                                                                 ---------------
                                                                     32,111,926
                                                                 ---------------
    Total Corporates
      Cost ($149,935,562) ...............                           144,688,463
                                                                 ---------------

NON-CORPORATES (0.9%)
      British Columbia Province
        5.375% 10/29/2008 ...............          2,150,000          1,894,559
      Korea Development Bank
        6.50% 11/15/2002 ................            775,000            750,471
        7.125% 04/22/2004 ...............          2,375,000          2,296,487
      Quebec Province
        6.50% 01/17/2006 ................          3,100,000          2,991,035
        7.125% 02/09/2024 ...............          2,000,000          1,889,160
                                                                 ---------------
     Total Non-Corporates
       (Cost $10,204,108) ...............                             9,821,712
                                                                 ---------------

OTHER SECURITIZED LOANS (7.4%)
    ASSET-BACKED SECURITIES (3.5%)
      Cityscape Home Equity Loan Trust
       Series 1997-B Cl. A7
        7.41% 05/25/2028 ................          3,855,283          3,791,803
      Cityscape Home Loan Owner Trust
       Series 1997-4 Cl. A4
        7.44% 10/25/2018 ................          5,000,000          4,912,470

                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
      OTHER SECURITIZED LOANS (CONTINUED)
      First Alliance Mortgage Trust
       Series 1996-1 Cl. A1
        7.34% 06/20/2027 ................        $   670,452  $         665,427
      IMC Home Equity Loan Trust
       Series 1997-3 Cl. A6
        7.52% 08/20/2028 ................          2,310,000          2,256,050
      IMC Home Equity Loan Trust
       Series 1997-5 Cl. A9
        7.31% 11/20/2028 ................          2,180,000          2,113,606
      Merit Securities Corp.
       Series 13 Cl. A4
        7.88% 12/28/2033 ................          2,310,000          2,304,864
      New Century Home Equity Loan Trust
       Series 1997-NC5 Cl. A5
        7.13% 10/25/2028 ................         11,760,000         11,389,031
      Salomon Brothers Mortgage Securities VII, Inc.
       Series 1996-LB2 Cl. A8
        7.80% 10/25/2026 ................          2,800,000          2,798,026
      Salomon Brothers Mortgage Securities VII, Inc.
       Series 1998-AQ1 Cl. A5
        7.15% 06/25/2028 ................          3,000,000          2,928,705
      The Money Store Residential Trust
       Series 1997-II Cl. A4
        7.385% 03/15/2029 ...............          3,862,000          3,803,587
      UCFC Funding Corp.
       Series 1997-1 Cl. A3
        7.055% 09/15/2013 ...............          1,790,000          1,777,175
                                                                 ---------------
                                                                     38,740,744
                                                                 ---------------

    COLLATERALIZED MORTGAGE OBLIGATIONS (2.4%)
      +Bear Stearns Mortgage Securities, Inc.
       Series 1996-2 Cl. A1
        5.579% 01/25/2025 ...............          3,383,278          3,040,627
                                                                 ---------------
      CMC Securities Corp. IV
       Series 1997-2 Cl. 1A12
        7.25% 11/25/2027 ................          7,235,000          6,972,370
      Headlands Mortgage Securities, Inc.
       Series 1997-3 Cl. 1A6
        7.00% 07/25/2027 ................          5,360,000          5,214,932
      PNC Mortgage Securities Corp.
       Series 1997-4 Cl. 2PP2
        7.50% 07/25/2027 ................          2,750,000          2,695,606

      Residential Asset Securitization Trust
       Series 1998-A8 Cl. A2
        6.75% 08/25/2028 ................          1,136,374          1,108,854
      +Saco I, Inc. (144A)
       Series 1995-1 Cl. A
        5.872% 9/25/2024 ................          1,841,376          1,703,008
      Structured Asset Securities Corp.
       Series 1999-ALS2 Cl. A2
        6.75% 07/25/2029 ................          5,872,084          5,667,003
                                                                 ---------------
                                                                     26,402,400
                                                                 ---------------

    COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%)
      Commercial Capital Access One, Inc. (144A)
       Series 3 Cl. A2
        6.615% 11/15/2028 ...............          6,460,000          6,080,774
      Morgan Stanley Capital I, Inc.
       Series 1999-CAM Cl. A3
        6.92% 11/15/2008 ................          5,560,000          5,432,370
      NationsLink Funding Corp.
       Series 1999-SL Cl. A5
        6.888% 06/10/2007 ...............          3,480,000          3,360,585
      +Nomura Asset Securities Corp.
       Series 1994-MD1 Cl. A1B
        7.70% 03/15/2018 ................          1,323,925          1,323,614
                                                                 ---------------
                                                                     16,197,343
                                                                 ---------------
    Total Other Securitized Loans
      (Cost $83,673,667)                                             81,340,487
                                                                 ---------------

TAXABLE MUNICIPAL BONDS (0.2%)
      Chicago Ill. Tax Increment
       Taxable Allocation Central Loop B
        6.375% 06/01/2003
        (Cost $2,327,535) ...............          2,250,000          2,195,662
                                                                 ---------------
      Total Bonds
       (Cost $409,866,196) ..............                           401,031,426
                                                                 ---------------


                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
REPURCHASE AGREEMENT (2.6%)
      J.P. Morgan Securities, Inc.
       6.64% Dated 06/30/2000,
       due 07/03/2000 in the
       amount of $27,928,477
       Collateralized by U.S. Treasury Notes
       4.875% to 6.625% due
       03/31/2001 to 06/30/2003
       U.S. Treasury Bonds
       6.375% to 12.375% due
       05/15/2004 to 08/15/2027
       U.S. Treasury Bill
       5.80% due 09/21/2000
       (Cost $27,923,395) ...............       $ 27,923,395     $   27,923,395
                                                                 ---------------

TOTAL INVESTMENTS (99.3%)
  (Cost $889,743,529) ...................                         1,081,174,943

OTHER ASSETS LESS LIABILITIES (0.7%) ....                             7,304,349
                                                                 ---------------
NET ASSETS (100.0%) .....................                        $1,088,479,292
                                                                 ===============

*    Non-income producing.

**   Security purchased on when-issued basis.

*** A portion of this security was segregated at the custodian to cover a when-issued security.

 + Variable rate security - the rate reported is the rate in effect as of June 30, 2000.


                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

              -- COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC. --
              -----------------------------------------------------
                            June 30, 2000 (Unaudited)

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
U.S. TREASURY NOTES (96.5%)
      4.625% 12/31/2000 ................         $12,650,000        $12,539,313
      6.625% 06/30/2001 ................           9,575,000          9,583,977
      5.875% 10/31/2001 ................           4,000,000          3,968,125
      6.125% 12/31/2001 ................           5,625,000          5,596,875
      5.50% 01/31/2003 .................           2,700,000          2,642,203
                                                                 ---------------

    Total U.S. Treasury Notes
      (Cost $34,468,732) ...............                             34,330,493
                                                                 ---------------

REPURCHASE AGREEMENT (3.4%)
      J.P. Morgan Securities, Inc.
       6.64% dated 06/30/2000, due 07/03/2000
       in the amount of $1,220,891.
       Collateralized by U.S. Treasury Notes
       4.875% to 6.625%
       due 03/31/2001 to 06/30/2003
       U.S. Treasury Bonds 6.375% to 12.375%
       due 05/15/2004 to 08/15/2027
       U.S. Treasury Bill 5.80% due 09/21/2000
       (Cost $1,220,669) ...............           1,220,669          1,220,669
                                                                 ---------------

TOTAL INVESTMENTS (99.9%)
  (Cost $35,689,401) ...................                             35,551,162
OTHER ASSETS LESS LIABILITIES (0.1%) ...                                 33,791
                                                                 ---------------
NET ASSETS (100.0%) ....................                         $   35,584,953
                                                                 ===============


                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                -- COLUMBIA FIXED INCOME SECURITIES FUND, INC. --
               --------------------------------------------------
                            June 30, 2000 (Unaudited)

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
U.S. GOVERNMENT SECURITIES (42.5%)
    U.S. TREASURY INFLATION INDEX BONDS (2.0%)
        3.375% 01/15/2007 ................       $ 8,077,111     $    7,747,717
                                                                 ---------------

    U.S. TREASURY BONDS (8.1%)
        **8.875% 08/15/2017 ..............        16,180,000         20,578,938
        8.125% 08/15/2019 ................         8,400,000         10,131,188
                                                                     30,710,126
                                                                 ---------------

    U.S. AGENCY DISCOUNT NOTES (1.4%)
      Federal Home Loan Mortgage Corp.
        6.09% 07/06/2000 .................         5,400,000          5,395,485
                                                                 ---------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (10.8%)
        7.50% 06/15/2029 - 09/15/2029 ....         7,124,570          7,071,136
        8.00% 10/15/2026 - 03/15/2030 ....        33,876,416         34,236,351
                                                                 ---------------
                                                                     41,307,487
                                                                 ---------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (4.3%)
        7.00% 12/01/2029 - 01/01/2030 ....         4,751,711          4,573,521
        *8.00% 04/15/2030 ................        11,810,000         11,861,669
                                                                 ---------------
                                                                     16,435,190
                                                                 ---------------

    FEDERAL HOUSING ADMINISTRATION (FHA) (0.6%)
      FHA Insured Project Pool #051-11078
        8.35% 04/01/2030 .................         2,181,339          2,201,293
                                                                 ---------------

    AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (15.3%)
      GNMA Gtd. REMIC Pass Thru Secs.
       REMIC Tr. 1999-14 Cl. VD
        6.00% 03/20/2014 .................         4,400,000          3,996,542
      GNMA Gtd. REMIC Pass Thru Secs.
       REMIC Tr. 2000-15 Cl. PD
        7.50% 05/20/2026 .................         3,722,500          3,717,614
      GNMA Gtd. REMIC Pass Thru Secs.
       REMIC Tr. 1999-13 Cl. PC
        6.00% 03/20/2028 .................         7,520,000          6,850,758
      FNMA Gtd. REMIC Pass Thru Ctf.
       REMIC Tr. 1998-49 Cl. TD
        6.25% 12/18/2023 .................         6,410,000          6,107,512
      FNMA Gtd. REMIC Pass Thru Ctf.
       REMIC Tr. 1999-19 Cl. PF
        6.00% 06/25/2024 .................         1,480,000          1,380,100
      FNMA Gtd. REMIC Pass Thru Ctf.
       REMIC Tr. 1998-61 Cl. PK
        6.00% 12/25/2026 .................         2,530,000          2,299,137
      FHLMC GNMA Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 24 Cl. J
        6.25% 11/25/2023 .................         2,310,000          2,148,127
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2116 Cl. VC
        6.00% 11/15/2014 .................         6,510,000          5,812,233
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 1558 Cl. C
        6.50% 07/15/2023 .................         2,191,000          2,084,445
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 1763 Cl. H
        8.25% 07/15/2023 .................           643,348            651,988
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2065 Cl. PB
        6.25% 01/15/2024 .................         1,050,000          1,001,711
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2085 Cl. PD
        6.25% 11/15/2026 .................         2,251,000          2,084,989
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2114 Cl. PF
        6.00% 04/15/2027 .................         2,480,000          2,271,812
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2155 Cl. PG
        6.00% 07/15/2027 .................         4,070,000          3,708,971
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2113 Cl. MU
        6.50% 08/15/2027 .................         2,130,000          1,999,537
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2123 Cl. PE
        6.00% 12/15/2027 .................         3,325,000          3,022,624
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2136 Cl. PE
        6.00% 01/15/2028 .................         4,910,000          4,483,474
      FHLMC Multiclass Mtg. Partn. Ctfs.
       Gtd. Series 2237 Cl. VB
        7.00% 06/25/2030 .................         4,695,000          4,548,985
                                                                 ---------------
                                                                     58,170,559
                                                                 ---------------

    Total U.S. Government Securities
      (Cost $162,087,880) ................                          161,967,857
                                                                 ---------------


                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
CORPORATES (36.7%)
    INDUSTRIAL (26.8%)
      Aluminum Co. of America, Series B
        6.50% 06/15/2018 .................     $   2,325,000     $    2,069,948
      Anadarko Petroleum Corp.
        6.625% 01/15/2028 ................         3,125,000          2,619,813
      Anheuser-Busch Cos., Inc.
        5.75% 04/01/2010 .................         3,800,000          3,351,790
      Ball Corp.
        7.75% 08/01/2006 .................           850,000            794,750
      Calpine Corp.
        8.75% 07/15/2007 .................         1,000,000            990,000
      Clear Channel Communications, Inc.
        7.875% 06/15/2005 ................         1,600,000          1,604,592
      Coca-Cola Enterprises, Inc.
        6.75% 01/15/2038 .................         3,850,000          3,224,491
      Conoco, Inc.
        5.90% 04/15/2004 .................         3,200,000          3,055,776
      Cox Enterprises, Inc. (144A)
        8.00% 02/15/2007 .................           400,000            396,448
      CSC Holdings, Inc.
        7.875% 12/15/2007 ................         1,500,000          1,451,295
      DaimlerChrysler N.A. Holdings
        7.125% 04/10/2003 ................         4,000,000          3,969,800
      Diageo Capital plc
        6.625% 06/24/2004 ................           550,000            534,496
      Dow Chemical Co.
        7.375% 11/01/2029 ................         2,650,000          2,569,361
      Federal Express Corp. Pass Thru Trust
       Series 1997-1C
        7.65% 01/15/2014 .................         2,103,863          2,031,553
      Federated Department Stores, Inc.
        6.30% 04/01/2009 .................         1,000,000            878,700
        8.50% 06/01/2010 .................         1,400,000          1,426,432
      Flag Ltd.
        8.25% 01/30/2008 .................           500,000            440,000
      Ford Motor Credit Co.
        6.70% 07/16/2004 .................         5,700,000          5,522,502
      General Electric Capital Corp.
       Medium Term Notes
        5.65% 03/31/2003 .................         3,900,000          3,745,599
      Gulf Canada Resources Ltd.
        9.625% 07/01/2005 ................         1,900,000          1,923,750
      Heritage Media Corp.
        8.75% 02/15/2006 .................         1,250,000          1,231,250
      Honeywell International, Inc.
        7.50% 03/01/2010 .................         2,100,000          2,104,210
      ICI Wilmington, Inc.
        7.05% 09/15/2007 .................         3,805,000          3,547,021
      International Paper Co. (144A)
        8.00% 07/08/2003 .................         1,850,000          1,857,733
      Kroger Co., Series B
        6.34% 06/01/2001 .................         4,350,000          4,307,061
      Lenfest Communications, Inc.
        8.375% 11/01/2005 ................         1,350,000          1,368,144
      Lowe's Cos., Inc.
        6.50% 03/15/2029 .................         2,200,000          1,778,458
      MCI Communications Corp.
        6.125% 04/15/2002 ................         4,755,000          4,647,442
      MCI Worldcom, Inc.
        8.875% 01/15/2006 ................           900,000            933,174
      Nabisco, Inc.
        6.00% 02/15/2001 .................         1,875,000          1,843,387
      Park Place Entertainment Corp.
        9.375% 02/15/2007 ................         2,725,000          2,725,000
      Pepsi Bottling Holdings, Inc. (144A)
        5.625% 02/17/2009 ................         5,000,000          4,464,250
      Phillips Petroleum Co.
        8.50% 05/25/2005 .................         3,625,000          3,744,915
      Precision Castparts Corp.
        8.75% 03/15/2005 .................         2,025,000          2,045,446
      Qwest Communications International, Inc.
        0.00% to 10/15/2002 then
        9.470% to 10/15/2007 .............         2,000,000          1,664,720
      Santa Fe Snyder Corp.
        8.05% 06/15/2004 .................         2,700,000          2,647,355
      Tenet Healthcare Corp.
        8.625% 12/01/2003 ................           990,000            980,100
      Time Warner, Inc.
        7.975% 08/15/2004 ................         3,875,000          3,945,517
      Tyco International Group S.A.
        6.125% 06/15/2001 ................           500,000            492,285
        6.25% 06/15/2003 .................         5,575,000          5,322,898
      USA Waste Services, Inc.
        6.125% 07/15/2001 ................         5,250,000          5,070,030
      US West Communications, Inc.
        5.625% 11/15/2008 ................         3,400,000          2,937,566
                                                                 ---------------
                                                                    102,259,058
                                                                 ---------------


                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
    CORPORATES (CONTINUED)
    FINANCIAL (7.1%)
      Bank of America Corp.
        5.875% 02/15/2009 ................        $3,980,000     $    3,504,589
      Chase Manhattan Corp.
       Medium Term Notes, Series C
        6.75% 12/01/2004 .................         4,000,000          3,896,720
      CIT Group, Inc.
       Medium Term Notes
        5.80% 03/26/2002 .................         2,200,000          2,129,908
      EOP Operating L.P.
        6.376% 02/15/2002 ................         3,125,000          3,039,250
      Equitable Cos., Inc.
        9.00% 12/15/2004 .................           980,000          1,023,061
      Lehman Brothers Holdings, Inc.
        6.50% 10/01/2002 .................         4,100,000          3,991,883
      Morgan Stanley Dean Witter & Co.
        7.75% 06/15/2005 .................         3,775,000          3,801,085
      Simon Property Group L.P.
        6.625% 06/15/2003 ................         2,050,000          1,959,636
      Wells Fargo Co.
        6.625% 07/15/2004 ................         3,750,000          3,647,888
                                                                 ---------------
                                                                     26,994,020
                                                                 ---------------

    UTILITIES (2.8%)
      Enron Corp.
        7.375% 05/15/2019 ................         2,220,000          2,089,708
      FPL Group Capital, Inc.
        7.625% 09/15/2006 ................         2,725,000          2,727,908
      National Rural Utilities
       Cooperative Finance Corp.
        6.55% 11/01/2018 .................         2,215,000          1,968,736
      TXU Eastern Funding Co.
        6.45% 05/15/2005 .................         4,200,000          3,915,891
                                                                 ---------------
                                                                     10,702,243
                                                                 ---------------

    Total Corporates
      (Cost $145,229,837) ................                          139,955,321
                                                                 ---------------

NON-CORPORATES (2.5%)
      British Columbia Province
        5.375% 10/29/2008 ................         1,900,000          1,674,261
      Korea Development Bank
        6.50% 11/15/2002 .................           675,000            653,636
        7.125% 04/22/2004 ................         2,525,000          2,441,529
      Quebec Province
        7.00% 01/30/2007 .................         2,490,000          2,441,495
        7.125% 02/09/2024 ................         2,400,000          2,266,992
                                                                 ---------------
    Total Non-Corporates
      (Cost $9,727,969) ..................                            9,477,913
                                                                 ---------------

OTHER SECURITIZED LOANS (15.9%)
    ASSET-BACKED SECURITIES (8.4%)
      Cityscape Home Loan Owner Trust
       Series 1997-4 Cl. A4
        7.44% 10/25/2018 .................         3,400,000          3,340,479
     +First Union Student Loan Trust
       Series 1997-1 Cl. A1
        6.424% 7/25/2004 .................         3,056,093          3,040,705
      IMC Home Equity Loan Trust
       Series 1995-3 Cl. A5
        7.50% 04/25/2026 .................           760,000            753,939
      IMC Home Equity Loan Trust
       Series 1997-3 Cl. A6
        7.52% 08/20/2028 .................         3,800,000          3,711,251
      IMC Home Equity Loan Trust
       Series 1997-5 Cl. A9
        7.31% 11/20/2028 .................         4,465,000          4,329,015
      New Century Home Equity Loan Trust
       Series 1999-NCA Cl. A7
        7.32% 07/25/2029 .................         6,893,027          6,820,164
      Salomon Brothers Mortgage Securities VII, Inc.
       Series 1996-LB2 Cl. A8
        7.80% 10/25/2026 .................         1,350,000          1,349,048
      Salomon Brothers Mortgage Securities VII, Inc.
       Series 1998-AQ1 Cl. A5
        7.15% 06/25/2028 .................         1,860,000          1,815,797
      Saxon Asset Securities Co.
       Series 1996-1 Cl. A2
        8.06% 09/25/2027 .................         6,900,000          6,978,609
                                                                 ---------------
                                                                     32,139,007
                                                                 ---------------

    COLLATERALIZED MORTGAGE OBLIGATIONS (4.3%)
     +Bear Stearns Mortgage Securities, Inc.
       Series 1996-2 Cl. A1
        5.579% 01/25/2025 ................         3,256,295          2,926,504
      CMC Securities Corp. IV
       Series 1997-2 Cl. 1A12
        7.25% 11/25/2027 .................         3,460,000          3,334,402

                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
OTHER SECURITIZED LOANS (CONTINUED)
     +DLJ Mortgage Acceptance Corp. (144A)
       Series 1999-B Cl. A1
        6.747% 08/28/2029 ................        $2,423,446     $    2,263,931
      PNC Mortgage Securities Corp.
       Series 1997-4 Cl. 2PP2
        7.50% 07/25/2027 .................         3,095,000          3,033,782
      Residential Funding Mortgage Securities, Inc.
       Series 1993-S45 Cl. A10
        8.00% 12/25/2023 .................           588,976            589,523
      Structured Asset Securities Corp.
       Series 1999-ALS2 Cl. A2
        6.75% 07/25/2029 .................         4,409,332          4,255,338
                                                                 ---------------
                                                                     16,403,480
                                                                 ---------------

    COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%)
      Commercial Capital Access One, Inc. (144A)
       Series 3 Cl. A2
        6.615% 11/15/2028 ................         5,850,000          5,506,583
      Credit Suisse First Boston
       Mortgage Securities Corp.
       Series 1998-C1 Cl. A1B
        6.48% 05/17/2008 .................         2,940,000          2,768,059
      Morgan Stanley Capital I, Inc.
       Series 1999-CAM Cl. A3
        6.92% 11/15/2008 .................         4,000,000          3,908,180
                                                                 ---------------
                                                                     12,182,822
                                                                 ---------------
    Total Other Securitized Loans
      (Cost $61,870,261) .................                           60,725,309
                                                                 ---------------

REPURCHASE AGREEMENT (1.3%)
      J.P. Morgan Securities, Inc.
       6.64% Dated 06/30/2000,
       due 07/03/2000 in the
       amount of $4,921,118
       Collateralized by U.S. Treasury Notes
       4.875% to 6.625% due
       03/31/2001 to 06/30/2003
       U.S. Treasury Bonds
       6.375% to 12.375% due
       05/15/2004 to 08/15/2027
       U.S. Treasury Bill
       5.80% due 09/21/2000
       (Cost $4,920,222) .................         4,920,222          4,920,222
                                                                 ---------------

TOTAL INVESTMENTS (98.9%)
  (Cost $383,836,169) ....................                          377,046,622

OTHER ASSETS LESS LIABILITIES (1.1%) .....                            4,368,877
                                                                 ---------------
NET ASSETS (100.0%) ......................                         $381,415,499
                                                                 ===============

*    Security purchased on when-issued basis.

** A portion of this security was segregated at the custodian to cover a when-issued security.

+ Variable rate security - the rate reported is the rate in effect as of June 30, 2000.

                  See Accompanying Notes to Financial Statement

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                -- COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC. --
               --------------------------------------------------
                            June 30, 2000 (Unaudited)

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
MUNICIPAL BONDS (97.5%)
   ALASKA (3.5%)
      Alaska State Housing Finance Corp.
       Coll. First Series Veterans Mtg. A 2
       (Insured General Obligation) (AMT)
       6.00% 06/01/2015 ....................        $150,000      $     150,750
      Palmer Alaska Valley Hospital Association
       (Insured Revenue)
       5.35% 12/01/2012 ....................         125,000            121,563
      Alaska Industrial Development &
       Export Authority Snettisham
       Hydroelectric Series 1
       (Insured Revenue) (AMT)
       5.50% 01/01/2008 ....................          95,000             96,662
      Alaska Industrial Development &
       Export Authority Power 1st Series
       Snettisham Hydroelectric
       (Pre-Refunded Revenue)
       5.50% 01/01/2008 ....................           5,000              5,112
                                                                 ---------------
                                                                        374,087
                                                                 ---------------

   ARIZONA (2.1%)
      Maricopa County Arizona
       Individual Development
       Authority Multi Family Housing
       Metro Gardens Mesa Ridge PJ A
       (Insured Revenue)
       4.50% 07/01/2009 ....................         130,000            122,038
      Sedona Arizona Certificates of Participation
       5.75% 07/01/2007 ....................         100,000            103,000
                                                                 ---------------
                                                                        225,038
                                                                 ---------------

   COLORADO (1.6%)
      Colorado Housing Financial
       Authority Single Family PG
       Sub B (Revenue)
       4.875% 04/01/2007 ...................         100,000             98,500
      Colorado Sales Tax Metropolitan
       Football Stadium District
       Capital Appreciation Series B
       (Insured Revenue)
       0.00% 01/01/2006 ....................         105,000             79,144
                                                                 ---------------
                                                                        177,644
                                                                 ---------------

GEORGIA (1.4%)
      Georgia Municipal Electric
       Power Series B (Revenue)
       5.50% 01/01/2018 ....................         150,000            146,437
                                                                 ---------------

   HAWAII (1.0%)
      Hawaii State Harbor Capital
       Improvement (Insured Revenue) (AMT)
       6.20% 07/01/2008 ....................         100,000            105,250
                                                                 ---------------

   IDAHO (1.7%)
      Idaho Health Facilities Authority
       Bingham Memorial Hospital
       Project (Revenue)
       5.85% 03/01/2019 ....................         100,000             83,875
      Student Loan Fund Marketing, Inc.
       Series C (Revenue)
       5.60% 04/01/2007 ....................         100,000             98,125
                                                                 ---------------
                                                                        182,000
                                                                 ---------------

   ILLINOIS (7.4%)
      Broadview Illinois Tax Increment
       (Revenue)
       4.90% 07/01/2006 ....................          75,000             72,094
      Chicago Illinois Park District
       Aquarium & Museum (Insured
       General Obligation)
       5.80% 01/01/2018 ....................         150,000            151,312
      Chicago Illinois Tax Increment
       Allocation-Near South
       Redevelopment PJ A (Insured
       General Obligation)
       5.00% 11/15/2012 ....................         200,000            194,750
      Illinois Healthcare Facilities
       Authority Refunding-Southern
       Illinois Healthcare A
       (Insured Revenue)
       5.375% 03/01/2013 ...................         100,000             98,875
      Madison County Illinois
       Community Unit School
       District #002 Triad Refunding
       (Insured General Obligation)
       4.90% 01/01/2013 ....................         100,000             94,500

                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
   MUNICIPAL BONDS (CONTINUED)
    ILLINOIS
      Regional Transportation Authority
       Illinois Series A (Insured Revenue)
       6.40% 06/01/2012 ....................        $100,000     $      110,125
      Will County Illinois Forest
       Preservation District Series B
       (Insured General Obligation)
       0.00% 12/01/2011 ....................         150,000             80,625
                                                                 ---------------
                                                                         802,281
                                                                 ---------------

   INDIANA (1.8%)
      Indiana State Office Building
       Commission Correction Facilities
       Program Series B Womens Prison
       (Insured Revenue)
       5.50% 07/01/2020 ....................         100,000             96,625
      Indiana Transportation Financial
       Authority Airport Facilities
       Lease Series A (Revenue)
       5.50% 11/01/2017 ....................         100,000             96,625
                                                                 ---------------
                                                                        193,250
                                                                 ---------------

   IOWA (2.3%)
      Davenport Iowa Series B
       (General Obligation)
       5.125% 06/01/2010 ...................         100,000             99,375
      Iowa Finance Authority Single
       Family Mortgage Series A
       (Insured Revenue)
       5.80% 07/01/2016 ....................         145,000            144,275
                                                                 ---------------
                                                                        243,650
                                                                 ---------------

   KENTUCKY (2.5%)
      Kentucky State Property & Buildings
       Commission Project #65 (Revenue)
       5.90% 02/01/2016 ....................         200,000            209,250
      Louisville & Jefferson County
       Kentucky Visitors & Convention
       Commission Capital Appreciation
       Series BBB (Insured Revenue)
       0.00% 12/01/2008 ....................         100,000             64,750
                                                                 ---------------
                                                                        274,000
                                                                 ---------------

LOUISIANA (0.9%)
      Orleans Parish Louisiana
       Parishwide School District
       Series A (Insured General Obligation)
       5.125% 09/01/2016 ...................        100,000              95,125
                                                                 ---------------

   MAINE (0.9%)
      Regional Waste System Industry
       Maine Solid Waste Resource
       Recovery Series Q
       (Revenue) (AMT)
       5.50% 07/01/2004 ....................         100,000            102,125
                                                                 ---------------

   MARYLAND (0.8%)
      Maryland State Economic
       Development Corp. Student
       Housing Collegiate Housing-
       Towson Series A (Revenue)
       5.75% 06/01/2029 ....................         100,000             91,625
                                                                 ---------------

   MICHIGAN (4.4%)
      Detroit Michigan City School
       District Refunding Series C
       (Insured General Obligation)
       5.25% 05/01/2012 ....................         175,000            175,438
      Grandville Michigan Public
       School District
       (General Obligation)
       4.75% 05/01/2011 ....................         100,000             94,375
      Michigan State Hospital Finance
       Authority Ascension Health
       Credit Series A (Revenue)
       6.00% 11/15/2019 ....................         100,000            100,125
       5.375% 11/15/2033 ...................         100,000             99,125
                                                                 ---------------
                                                                        469,063
                                                                 ---------------

   MISSISSIPPI (3.3%)
      Jones County Mississippi Hospital
       Refunding-South Central Regional
       Medical Center (Revenue)
       4.90% 12/01/2004 ....................         100,000             94,750

                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
  MUNICIPAL BONDS (CONTINUED)
   MISSISSIPPI
      Mississippi Development Bank
       Special Obligation Natchez
       Convention Center Project
       (Insured Revenue)
       6.50% 07/01/2013 ....................        $230,000     $      255,588
                                                                 ---------------
                                                                        350,338
                                                                 ---------------

   MONTANA (1.8%)
      Whitefish Montana Tax Increment
       Urban Renewal (Revenue)
       6.625% 07/15/2020 ...................         200,000            196,250
                                                                 ---------------

   NEBRASKA (0.9%)
      American Public Energy Agency
       Nebraska Gas Supply Public Gas
       Agency Project Series A
       (Insured Revenue)
       5.25% 06/01/2011 ....................         100,000             98,375
                                                                 ---------------

   NEVADA (1.8%)
      Clark County Nevada Passenger
       Facility Charge Las Vegas
       McCarran International
       Airport B (Insured Revenue) (AMT)
       6.25% 07/01/2011 ....................         100,000            104,500
      Clark County Nevada School
       District Comp Interest Series B
       (General Obligation)
       0.00% 06/01/2003 ....................         100,000             86,500
                                                                 ---------------
                                                                        191,000
                                                                 ---------------

   NEW YORK (4.2%)
      Metropolitan Transit Authority
       New York Dedicated Tax Fund
       Series A (Insured Revenue)
       5.25% 04/01/2014 ....................         100,000             98,375
      New York City, New York Series A
       (General Obligation)
       6.00% 05/15/2021 ....................         250,000            252,500
      New York State Urban
       Development Corporation
       Refunding-Correctional
       Capital Facilities A (Revenue)
       5.45% 01/01/2007 ....................         100,000            101,750
                                                                 ---------------
                                                                        452,625
                                                                 ---------------

   OHIO (1.1%)
      Oak Hills Ohio Local School
       District (Insured General Obligation)
       7.20% 12/01/2009 ....................         100,000            115,750
                                                                 ---------------

   OKLAHOMA (2.8%)
      Oklahoma County Independent
       School District #012 Edmond
       Building Series B
       (Insured General Obligation)
       4.70% 08/01/2005 ....................         100,000             99,625
      Okmulgee County Oklahoma 1st
       Mortgage (Insured Revenue)
       6.00% 03/01/2015 ....................         200,000            205,500
                                                                 ---------------
                                                                        305,125
                                                                 ---------------

   OREGON (18.2%)
      Bend Municipal Airport PJ
       Series B (Revenue)(AMT)
       5.375% 06/01/2013 ...................         100,000             98,125
      Benton County Oregon Hospital
       Facilities Authority Refunding
       Samaritan Health Services
       Project (Revenue)
       4.20% 10/01/2005 ....................          40,000             37,350
       4.60% 10/01/2009 ....................          40,000             36,350
      Clackamas County Oregon
       Hospital Facility Authority
       Refunding Odd Fellows
       Home Series A (Revenue)
       5.875% 09/15/2021 ...................          50,000             41,500
      Damascus Oregon Water District
       Certificates of Participation
       5.25% 03/01/2019 ....................         100,000             91,250
      Eugene Trojan Nuclear Project
       (Revenue)
       5.90% 09/01/2009 ....................          20,000             20,050

                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
MUNICIPAL BONDS (CONTINUED)
   OREGON
      Hillsboro Oregon Hospital
       Authority Refunding-Tuality
       Healthcare (Revenue)
        5.25% 10/01/2004 ...................        $150,000     $      146,063
        5.75% 10/01/2012 ...................          25,000             23,625
      Klamath Community College
       Service District Oregon (Revenue)
        4.70% 04/01/2010 ...................          55,000             51,563
        4.80% 04/01/2011 ...................          25,000             23,469
      Lebanon Oregon Urban Renewal
       Agency (Revenue)
        5.625% 06/01/2019 ..................         100,000             94,625
      Oregon School Boards
       Association Flexfund Financing
       Program Series E
        5.50% 06/01/2005 ...................         100,000            100,750
      Port of St. Helens Pollution
       Control Portland General
       Electric Co. Series B (Revenue)
        4.80% 06/01/2010 ...................         105,000             98,306
      Port Umpqua Pollution Control
       Refunding International Paper
       Co. PJS A (Revenue)
        5.05% 06/01/2009 ...................         135,000            128,081
      Portland Housing Authority
       Pearl Court Apartments (Revenue)
        5.55% 01/01/2003 ...................         100,000             99,500
      Portland Oregon Urban
       Renewal & Redevelopment
       Reference-Downtown
       Waterfront Series L
        5.90% 06/01/2001 ...................         130,000            131,759
      City of Redmond Airport
       Improvement Project Refunding
       (General Obligation)
        4.50% 05/01/2007 ...................          50,000             47,312
      Redmond Oregon Urban
       Renewal Agency Downtown
       Area-B (Revenue)
        5.65% 06/01/2013 ...................         100,000             94,625
      Roseburg Oregon Urban Sanitation Authority
       (General Obligation)
        5.40% 09/01/2002 ...................         100,000            100,875
      Salem Oregon Educational
       Facilities Refunding Willamette
       University Projects (Revenue)
        6.00% 04/01/2010 ...................         100,000            103,625
      Salem Oregon Hospital Facility
       Authority Capital Manor, Inc.
       (Revenue)
        7.50% 12/01/2024 ...................         150,000            153,562
      Sunriver Library County Service
       District (General Obligation)
        5.75% 06/01/2004 ...................          20,000             20,575
      Washington County Housing
       Authority Affordable Housing
       Pool Series A (Revenue)
        6.00% 07/01/2020 ...................         100,000             90,625
      Washington & Clackamas Counties
       School District #23J Tigard
       (General Obligation)
        0.00% 06/15/2021 ...................         450,000            127,125
                                                                 ---------------
                                                                      1,960,690
                                                                 ---------------

   SOUTH CAROLINA (1.0%)
      Piedmont Municipal Power Agency
       South Carolina Electric
       Unrefunded Balance
       Series A (Insured Revenue)
        6.125% 01/01/2007 ..................         100,000            105,875
                                                                 ---------------

   SOUTH DAKOTA (1.1%)
      South Dakota State Building
       Authority Lease Capital
       Appreciation Series A
       (Insured Revenue)
        0.00% 12/01/2013 ...................         250,000            118,125
                                                                 ---------------

   TENNESSEE (0.7%)
      Montgomery County Tennessee
       Health Educational & Housing
       Facility Board Hospital
       Refunding & Improvement-
       Clarksville Regional (Revenue)
        5.375% 01/01/2018 ..................         100,000             80,375
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
MUNICIPAL BONDS (CONTINUED)
    TEXAS (9.4%)
      Amarillo Texas Health Facilities
        Corp. Baptist St. Anthonys
        Hospital Corp. (Insured Revenue)
        5.50% 01/01/2013 ...................        $100,000      $     100,750
      Arlington Texas Independent
       School District Capital
       Appreciation Refunding
       (Insured General Obligation)
        0.00% 02/15/2007 ...................         150,000            105,938
      Dallas Texas Civic Center
       Refunding & Improvement
       (Insured Revenue)
        5.00% 08/15/2016 ...................         150,000            139,875
      Harris County Texas Health
       Facilities De Teco Project
       Series B (Insured Revenue)
        5.70% 02/15/2015 ...................         150,000            150,750
      Lubbock Texas Health Facility
       Development St. Josephs Health
       System (Revenue)
        5.25% 07/01/2012 ...................         150,000            143,063
      Richardson Texas Independent
       School District Series B
       (Insured General Obligation)
        5.00% 02/15/2018 ...................         145,000            132,312
      Texas State University System
       Financing System Series A
       (Insured Revenue)
        5.00% 03/15/2015 ...................         100,000             94,250
      West Harris County Texas
       Municipal Utility District #7
       Capital Appreciation Refunding
       (Insured General Obligation)
        0.00% 03/01/2009 ...................         225,000            140,062
                                                                 ---------------
                                                                      1,007,000
                                                                 ---------------

   UTAH (0.9%)
      Utah Assisted Municipal Power
       System Refunding Hunter
       Project (Insured Revenue)
        5.00% 07/01/2011 ...................         100,000             96,125
                                                                 ---------------

      WASHINGTON (15.3%)
      Clark County (General Obligation)
        4.85% 12/01/2012 ...................         150,000            141,000
      Jefferson County Washington
       Public Utility District #1
       Water & Sewer (Revenue)
        5.25% 05/01/2016 ...................          50,000             46,125
        5.25% 05/01/2017 ...................          50,000             45,938
      King County Public Hospital
       District #4 Snoqualmie Valley
       Hospital (General Obligation)
        7.00% 12/01/2011 ...................         150,000            148,875
      King County Washington School
       District #415 Kent Series B
       (General Obligation)
        6.00% 12/01/2008 ...................         100,000            105,625
      Port of Grays Harbor
       Washington (Revenue)(AMT)
        6.375% 12/01/2014 ..................         150,000            156,375
      Seattle Washington Municipal
       Light & Power Refunding
       (Revenue)
        5.00% 07/01/2018 ...................         110,000             99,275
      Seattle Washington Municipal
       Light & Power (Revenue)
        6.00% 10/01/2016 ...................         150,000            154,500
      Shelton Water & Sewer (Revenue)
        5.25% 12/01/2018 ...................          50,000             45,687
      Tacoma Washington Solid Waste
       Utilities Refunding Series B
       (Insured Revenue)
        6.00% 12/01/2009 ...................         100,000            106,500
      Thurston County Washington
       School District #401 Rochester
       (General Obligation)
        4.80% 12/01/2007 ...................          55,000             53,144
      Toppenish Washington
       (General Obligation)
        4.60% 12/01/2006 ...................          65,000             62,319
      University of Washington
       Educational Research Properties
       Lease 4225 Roosevelt
       Project Series A (Revenue)
        5.375% 06/01/2029 ..................         100,000             91,723

                 See Accompanying Notes to Financial Statements

                                                 PRINCIPAL
                                                   AMOUNT            VALUE
                                               -------------     --------------
MUNICIPAL BONDS (CONTINUED)
   WASHINGTON
      Washington State Department
       of General Administration
       Certificates of Participation
        5.40% 07/01/2013 ...................        $100,000      $     100,000
        5.00% 07/01/2017 ...................         140,000            127,575
      Washington State Public Power
       Supply System Nuclear Project #1
       Refunding Series A (Revenue)
        6.00% 07/01/2005 ...................         100,000            103,875
      Washington State Public Power
       Supply System Nuclear Project #2
       Refunding Series A (Revenue)
        5.00% 07/01/2011 ...................          50,000             48,250
      Yakima County School District
       #119 Selah (Insured General
       Obligation)
        5.00% 12/01/2006 ...................          10,000             10,012
                                                                 ---------------
                                                                      1,646,798
                                                                 ---------------

   WISCONSIN (1.8%)
      Burlington Area Wisconsin
       School District (Insured
       General Obligation)
        4.90% 04/01/2016 ...................         100,000             91,125
      Milwaukie County Wisconsin
       Corporate Purpose Series A
       (General Obligation)
        5.00% 10/01/2010 ...................         100,000             99,000
                                                                 ---------------
                                                                        190,125
                                                                 ---------------

WYOMING (0.9%)
      Wyoming Municipal Power
       Agency Power Supply Refunding
       Series 1998 (Insured Revenue)
        5.250% 01/01/2011 ..................         100,000             99,500
                                                                 ---------------
    TOTAL BONDS
      (Cost $10,696,089) ...................                         10,495,651
                                                                 ---------------

TAX EXEMPT MONEY MARKET INVESTMENT (1.1%)
      SEI Tax Exempt Trust
       (Cost $114,513) .....................         114,513            114,513
                                                                 ---------------
TOTAL INVESTMENTS (98.6%)
  (Cost $10,810,602) .......................                         10,610,164
OTHER ASSETS LESS LIABILITIES (1.4%) .......                            153,374
                                                                 ---------------
TOTAL NET ASSETS (100.0%) ..................                        $10,763,538
                                                                 ===============


                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

----------------                                               -----------------
                -- COLUMBIA OREGON MUNICIPAL BOND FUND, INC. --
                -----------------------------------------------
                            June 30, 2000 (Unaudited)

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------  --------------
GENERAL OBLIGATION BONDS (33.6%)
  STATE OF OREGON GENERAL OBLIGATION (5.5%)
    Board of Higher Education Refunding Series B
      6.25% 10/15/2012 ..........................   $   740,000    $    757,575
    Board of Higher Education
     Deferred Interest Series A
      0.00% 08/01/2014 ..........................       450,000         207,562
    Elderly & Disabled Housing Refunding Series B
      6.25% 08/01/2013 ..........................     1,000,000       1,037,500
    Pollution Control Series C
      5.625% 06/01/2013 .........................       575,000         573,563
      5.90% 06/01/2014 ..........................     1,380,000       1,380,000
    Veteran's Welfare
      0.00% 07/01/2001 ..........................     1,200,000       1,148,484
      9.00% 04/01/2002 ..........................       900,000         964,125
      9.00% 04/01/2004 ..........................       280,000         319,200
      9.00% 04/01/2005 ..........................     1,130,000       1,324,925
      8.25% 07/01/2005 ..........................       520,000         597,350
      9.00% 10/01/2005 ..........................     1,645,000       1,955,494
      7.25% 01/01/2007 ..........................     1,485,000       1,672,481
      9.20% 04/01/2007 ..........................     2,390,000       2,954,637
      8.25% 07/01/2007 ..........................       540,000         642,600
      9.20% 10/01/2007 ..........................     1,275,000       1,593,750
      7.30% 01/01/2008 ..........................       445,000         507,300
      8.00% 01/01/2008 ..........................     1,275,000       1,506,094
      7.30% 07/01/2008 ..........................     1,170,000       1,342,575
      8.00% 07/01/2008 ..........................       580,000         690,925
      9.20% 10/01/2008 ..........................       285,000         363,731
      5.85% 10/01/2015 ..........................       930,000         939,300
                                                                   ------------
                                                                     22,479,171
                                                                   ------------

  GENERAL OBLIGATION (12.9%)
    Aurora
      5.60% 06/01/2024 ..........................     1,205,000       1,147,763
    Clackamas & Washington Counties
     School District #3JT West Linn-Wilsonville
      5.875% 10/01/2009 .........................     2,550,000       2,616,938
    Clackamas County School
     District #7J Lake Oswego Series A
      5.70% 06/15/2010 ..........................     2,735,000       2,793,119
    Deschutes County Administrative
     School District #1 Bend-La Pine
      0.00% 02/01/2002 ..........................     1,445,000       1,336,625
      5.00% 12/01/2017 ..........................     1,500,000       1,366,875
    Eugene Public Safety Facilities
      5.50% 06/01/2010 ..........................       850,000         864,875
      5.625% 06/01/2013 .........................     1,295,000       1,311,187
    Jackson County School District
     #549C Medford
      5.375% 06/01/2012 .........................     1,200,000       1,200,000
    Lane County Area Education
     District Lane Community College
      4.85% 06/01/2008 ..........................     1,000,000         986,250
    Lane County School District #4J
     Eugene Refunding Series A
      0.00% 07/01/2001 ..........................     2,015,000       1,928,496
      0.00% 07/01/2005 ..........................     2,325,000       1,813,500
    Lane County School District #4J Eugene
      0.00% 01/01/2005 ..........................     1,395,000       1,112,512
    Linn County Community
     School District #9 Lebanon
      6.125% 06/15/2014 .........................     1,410,000       1,501,650
    Metro Washington Park Zoo Series A
      5.30% 01/15/2011 ..........................     1,000,000       1,005,000
    Multnomah-Clackamas Counties
     School District #10JT Gresham
      5.25% 06/01/2017 ..........................     1,620,000       1,547,100
    Multnomah County Refunding
      4.25% 10/01/2010 ..........................     2,300,000       2,087,250
      4.30% 10/01/2011 ..........................     1,110,000       1,001,775
      4.50% 10/01/2013 ..........................       400,000         358,000
    Multnomah County Certificates of
     Participation Series A
      4.75% 08/01/2013 ..........................     1,000,000         935,000
    Multnomah County
     School District #7 Reynolds
      5.25% 06/01/2011 ..........................     1,500,000       1,498,125
    Port of Portland Series A
      0.00% 03/01/2007 ..........................     3,000,000       2,137,500
    Portland Community College District
      0.00% 07/01/2007 ..........................     2,025,000       1,420,031
    Portland Public Improvements Series A
      5.75% 06/01/2014 ..........................     1,500,000       1,515,000
    Portland Recreational Facilities
     Improvements Series B
      5.75% 06/01/2014 ..........................     1,750,000       1,780,625
      5.75% 06/01/2015 ..........................     2,955,000       3,003,019

                 See Accompanying Notes to Financial Statements

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------  --------------
GENERAL OBLIGATION BONDS (CONTINUED)
    Portland Recreational Facilities
     Improvements Series A
      5.75% 06/01/2012 ..........................    $1,370,000    $  1,404,250
      5.75% 06/01/2013 ..........................     1,345,000       1,371,900
      5.75% 06/01/2015 ..........................     1,155,000       1,173,769
    Portland Series A
      4.875% 06/01/2018 .........................       790,000         709,025
    Washington & Clackamas Counties
     School District #23J Tigard
      0.00% 06/15/2018 ..........................     2,700,000         928,125
    Washington & Clackamas Counties
     School District #23J Tigard Refunding
      5.40% 01/01/2010 ..........................     1,720,000       1,732,900
    Washington & Clackamas Counties
     School District #23J Tigard Deferred
     Interest Series A
      0.00% 06/01/2010 ..........................     1,520,000         889,200
    Washington County Deferred Interest
     Operations Yard Facilities Obligation
      0.00% 06/01/2003 ..........................     1,000,000         866,250
    Washington County School
     District #088J Sherwood
      4.50% 06/15/2014 ..........................       350,000         311,500
    Washington County Refunding
      6.20% 12/01/2007 ..........................     1,500,000       1,531,875
    Washington County Refunding
     Criminal Justice Facilities
      5.00% 12/01/2010 ..........................     1,400,000       1,387,750
    Washington County School
     District #48J Beaverton Series B
      6.15% 06/01/2008 ..........................     1,010,000       1,015,878
    Washington, Multnomah & Yamhill
     Counties School District #1J
      5.25% 06/01/2014 ..........................       500,000         490,625
    Wilsonville Limited Tax Improvement
      5.00% 12/01/2020 ..........................     1,165,000       1,146,069
                                                                   ------------
                                                                     53,227,331
                                                                   ------------

  INSURED GENERAL OBLIGATION (15.2%)
    Central Oregon Community College
      5.80% 06/01/2007 ..........................       760,000         782,800
    Chemeketa Community
     College District Series B
      5.60% 06/01/2014 ..........................     1,180,000       1,197,700
    Clackamas County
     School District #12 North Clackamas
      5.25% 06/01/2011 ..........................     1,000,000       1,006,250
      5.25% 06/01/2015 ..........................     2,750,000       2,681,250
      4.80% 06/01/2018 ..........................     2,000,000       1,775,000
    Clatsop County Administrative
     School District #10
      5.875% 07/01/2012 .........................       630,000         637,875
    Columbia County
     School District #502 Deferred Interest
      0.00% 06/01/2007 ..........................       260,000         182,975
      0.00% 06/01/2012 ..........................     1,530,000         803,250
      0.00% 06/01/2013 ..........................     1,685,000         834,075
      0.00% 06/01/2014 ..........................     1,025,000         476,625
    Deschutes & Jefferson Counties
     School District #2J Redmond Refunding
      5.60% 06/01/2009 ..........................     1,000,000       1,015,000
    Hood River County School District
      5.65% 06/01/2008 ..........................     1,020,000       1,042,950
    Josephine County
     School District #7 Grants Pass
      5.70% 06/01/2013 ..........................     2,000,000       2,047,500
    Lane & Douglas Counties
     School District #97-J
      5.30% 06/15/2015 ..........................     1,155,000       1,134,788
    Lane County School District #52 Bethel
      6.25% 12/01/2007 ..........................       580,000         621,325
      6.40% 12/01/2009 ..........................       750,000         805,313
    Lane County School District #19
     Springfield Refunding
      6.00% 10/15/2012 ..........................       740,000         797,350
      6.00% 10/15/2014 ..........................     1,310,000       1,404,975
    Lincoln County School District
      6.00% 06/15/2007 ..........................     1,855,000       1,970,938
      6.00% 06/15/2008 ..........................     1,450,000       1,547,875
      6.00% 06/15/2009 ..........................     3,465,000       3,707,550
      5.60% 06/15/2010 ..........................     3,480,000       3,614,850
      5.25% 06/15/2012 ..........................     3,315,000       3,319,144
    Marion County Certificates of Participation
     Courthouse Square Project Series A
      4.45% 06/01/2010 ..........................       430,000         398,288

                 See Accompanying Notes to Financial Statements

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------  --------------
GENERAL OBLIGATION BONDS (CONTINUED)
    Marion County School
     District #103C Woodburn Series B
      0.00% 11/01/2006 ..........................    $2,000,000     $ 1,455,000
      0.00% 11/01/2007 ..........................     2,000,000       1,377,500
      0.00% 11/01/2009 ..........................     2,500,000       1,543,750
      0.00% 11/01/2011 ..........................     2,210,000       1,218,262
    Multnomah County
     School District #3 Parkrose
      5.70% 12/01/2008 ..........................     1,330,000       1,368,237
      5.70% 12/01/2009 ..........................     1,970,000       2,021,712
      5.50% 12/01/2010 ..........................       895,000         909,544
      5.50% 12/01/2011 ..........................     1,000,000       1,013,750
    Northern Oregon Corrections
      5.25% 09/15/2012 ..........................     1,000,000       1,000,000
      5.30% 09/15/2013 ..........................     1,000,000       1,000,000
    Salem Pedestrian Safety Improvements
      5.40% 05/01/2009 ..........................     1,000,000       1,018,750
    Salem Keizer School District #24J
      5.00% 06/01/2015 ..........................     1,000,000         952,500
    State Department Administrative Services
     Certificates of Participation
     Refunding Series A
      4.50% 05/01/2012 ..........................     1,020,000         937,125
      5.00% 05/01/2013 ..........................     4,240,000       4,134,000
      5.00% 05/01/2014 ..........................     1,000,000         971,250
      5.00% 05/01/2024 ..........................     1,500,000       1,344,375
    Tillamook County
      5.70% 01/15/2016 ..........................       700,000         707,000
    Tillamook County Refunding
      4.40% 01/01/2011 ..........................       550,000         505,312
      4.60% 01/01/2013 ..........................       600,000         549,750
    Umatilla County
     School District #16R Pendleton
      4.65% 07/01/2010 ..........................     1,660,000       1,587,375
    Washington County
     School District #15 Forest Grove
      5.125% 06/01/2010 .........................     1,000,000       1,015,000
      5.25% 08/01/2010 ..........................     1,150,000       1,157,187
    Washington County
     School District #88J Sherwood
      6.10% 06/01/2012 ..........................       185,000         191,937
    Yamhill County School District #40
      6.00% 06/01/2009 ..........................       500,000         535,000
      5.35% 06/01/2010 ..........................       500,000         508,125
                                                                   ------------
                                                                     62,828,087
                                                                   ------------
      Total General Obligation Bonds
       (Cost $138,429,931)                                          138,534,589
                                                                   ------------

REVENUE (36.2%)
    Albany Hospital Facility
     Authority Mennonite Home
      5.625% 10/01/2017 .........................       635,000         539,750
    Bend Municipal Airport PJ Series B
      5.375% 06/01/2013 .........................       150,000         147,188
    Benton County Hospital Facilities Authority
     Refunding Samaritan Health Services Project
      4.30% 10/01/2006 ..........................       230,000         212,750
      4.40% 10/01/2007 ..........................       220,000         201,850
      4.80% 10/01/2011 ..........................       245,000         222,338
      5.20% 10/01/2017 ..........................     2,255,000       2,023,863
    Clackamas County Hospital Facility
     Authority Odd Fellows Home Series A
      5.50% 09/15/2008 ..........................     1,690,000       1,542,125
      5.875% 09/15/2021 .........................     3,015,000       2,502,450
    Clackamas County Hospital Facility
     Authority Willamette View, Inc. Project
      6.00% 11/01/2008 ..........................       670,000         642,363
    Clackamas County Hospital Facility
     Authority Legacy Health System
      5.375% 02/15/2012 .........................     3,135,000       3,076,219
      5.50% 02/15/2013 ..........................     3,350,000       3,320,687
      5.50% 02/15/2014 ..........................     1,000,000         983,750
      5.00% 02/15/2015 ..........................     1,400,000       1,284,500
      5.00% 02/15/2016 ..........................     1,000,000         910,000
    Clackamas County Hospital
     Facility Kaiser Permanente
     Series A Refunding
      6.50% 04/01/2011 ..........................     1,000,000       1,023,750
    Clackamas County Hospital
     Facility Kaiser Permanente Series A
      5.375% 04/01/2014 .........................     6,270,000       5,917,313

                 See Accompanying Notes to Financial Statements

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------  --------------
REVENUE (CONTINUED)
    Clackamas County Hospital
     Facility Authority Willamette Falls Project
      5.750% 04/01/2014 .........................    $1,005,000    $    928,369
      6.00% 04/01/2019 ..........................     1,000,000         910,000
    Clackamas County Hospital
     Facility Authority
     Robison Jewish Home Project
      6.25% 10/01/2021 ..........................     1,630,000       1,579,063
    Clackamas County Hospital
     Facility Authority GNMA
     Collateral Jennings Lodge
      7.50% 10/20/2031 ..........................     1,030,000       1,050,600
    Clackamas County Housing
     Authority Multifamily
     Housing Easton Ridge Series A
      5.80% 12/01/2016 ..........................     2,255,000       2,243,725
    Clackamas County
     Hospital Authority Senior Living
     Facility Marys Woods A
      6.375% 05/15/2020 .........................     1,405,000       1,275,037
    Clackamas County
     Hospital Facility Authority
     Willamette View, Inc. PJ Series A
      6.85% 11/01/2015 ..........................     1,580,000       1,489,150
    Deschutes County Hospital
     Facility Authority
      5.75% 01/01/2009 ..........................     1,670,000       1,676,262
    Deschutes Valley Water District
      5.875% 09/01/2005 .........................     3,670,000       3,784,688
    Eugene Airport Refunding
      5.50% 05/01/2005 ..........................       260,000         262,600
      5.65% 05/01/2006 ..........................       240,000         244,200
      5.65% 05/01/2007 ..........................       555,000         563,325
      5.70% 05/01/2008 ..........................       515,000         522,081
    Eugene Electric Utility Refunding
      5.80% 08/01/2008 ..........................     1,435,000       1,456,525
      5.80% 08/01/2009 ..........................     1,300,000       1,317,875
      6.00% 08/01/2011 ..........................     1,375,000       1,397,344
    Gresham Sewer
      5.35% 06/01/2006 ..........................       860,000         871,825
    Gresham Stormwater
      6.10% 10/01/2009 ..........................     1,115,000       1,158,206
    Hillsboro Hospital Facility
     Authority Tuality Healthcare
      5.75% 10/01/2012 ..........................     5,840,000       5,518,800
    Lebanon Urban Renewal Agency
      5.625% 06/01/2019 .........................     1,000,000         946,250
    Lebanon Wastewater Refunding
      5.75% 06/01/2011 ..........................     1,225,000       1,244,906
    Medford Hospital Facilities Authorization
     Asante Health System Series A
      5.25% 08/15/2010 ..........................     1,500,000       1,500,000
    North Clackamas Parks & Recreation
     District Recreational Facilities
      5.70% 04/01/2013 ..........................     2,920,000       2,956,500
    Northern Wasco County
     People's Utility District Electric
      0.00% 02/01/2006 ..........................       610,000         449,875
      0.00% 02/01/2007 ..........................       585,000         402,919
      0.00% 02/01/2008 ..........................       610,000         391,162
      0.00% 02/01/2011 ..........................       500,000         260,000
    Oregon Health, Housing,
     Educational & Cultural
     Facilities Authority/Aquarium
      4.75% 10/01/2008 ..........................     1,550,000       1,333,000
      4.90% 10/01/2009 ..........................       670,000         571,175
    Oregon Health, Housing, Educational &
     Cultural Facilities Authority Reed
     College Project Series A
      5.10% 07/01/2010 ..........................       900,000         893,250
      5.30% 07/01/2011 ..........................       500,000         498,750
    Oregon Health, Housing, Educational &
     Cultural Facilities Authority Goodwill
     Industries Lane County Series A
      6.65% 11/15/2022 ..........................     4,225,000       3,791,937
    Oregon Health, Housing, Educational &
     Cultural Facilities Authority
     Linfield College Project-Series A
      4.55% 10/01/2008 ..........................       525,000         487,594
      4.65% 10/01/2009 ..........................       555,000         516,844
      5.50% 10/01/2018 ..........................     1,000,000         917,500
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series A
      4.85% 07/01/2010 ..........................       310,000         293,725
      5.10% 07/01/2014 ..........................       425,000         403,219

                 See Accompanying Notes to Financial Statements

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------  --------------
REVENUE (CONTINUED)
    Oregon Housing & Community
     Services Department Housing
     Finance Assisted Insured Multi Unit B
      6.80% 07/01/2013 ..........................    $8,360,000    $  8,589,900
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series D
      6.70% 07/01/2013 ..........................     1,000,000       1,030,220
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series E
      5.375% 07/01/2021 .........................     4,000,000       3,800,000
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series F
      5.65% 07/01/2028 ..........................     1,235,000       1,154,725
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series F MBIA-IBC
      5.65% 07/01/2028 ..........................       925,000         866,031
    Oregon Housing Financial
      5.80% 07/01/2009 ..........................       355,000         355,650
    Oregon State Department
     Administrative Services Lottery
     Educational Project Series A
      5.25% 04/01/2013 ..........................     1,500,000       1,500,000
    Oregon State Economic
     Development 24 hr. Dove Lewis
     Emergency Animal Hospital
      7.00% 12/01/2019 ..........................     1,545,000       1,521,825
    Oregon State Housing & Community
     Services Department Multifamily
     Housing-Series B
      6.00% 07/01/2031 ..........................     6,935,000       6,761,625
    Oregon State Housing & Community
     Services Department Mortgage Series M
      5.80% 07/01/2012 ..........................       875,000         882,656
    Oregon State Housing & Community
     Services Department
     Single Family Mortgage Program Series E
      5.70% 07/01/2012 ..........................     1,210,000       1,220,587
      5.80% 07/01/2014 ..........................     1,080,000       1,084,050
      6.00% 07/01/2020 ..........................     3,000,000       3,015,000
    Oregon State Housing & Community
     Services Department
     Single Family Mortgage Program Series L
      6.05% 07/01/2020 ..........................     2,575,000       2,613,625
    Oregon State Housing & Community
     Services Department
     Single Family Mortgage Program Series A
      6.20% 07/01/2027 ..........................     3,700,000       3,700,000
    Port of St. Helens
      5.60% 08/01/2014 ..........................       315,000         294,131
      5.75% 08/01/2019 ..........................       425,000         392,062
    Port of St. Helens Pollution Control
     Portland General Electric Co. Series A
      4.80% 04/01/2010 ..........................     5,195,000       4,870,312
    Port of St. Helens Pollution Control
     Portland General Electric Co. Series B
      4.80% 06/01/2010 ..........................     3,500,000       3,276,875
    Port Umpqua Pollution Control Refunding
     International Paper Co. PJS A
      5.05% 06/01/2009 ..........................       300,000         284,625
    Portland Housing Authority
     Refunding Pooled Housing-Series A
      4.50% 01/01/2009 ..........................       660,000         621,225
      5.00% 01/01/2019 ..........................     5,540,000       4,923,675
      5.10% 01/01/2027 ..........................     3,000,000       2,565,000
    Portland Housing Authority Multifamily
     Housing Senior Lien Civic Apartments
     Series A
      5.60% 01/01/2018 ..........................     1,240,000       1,221,400
    Portland Hydroelectric Power
      6.80% 10/01/2004 ..........................       465,000         465,232
    Portland Parking Refunding
      6.375% 10/01/2012 .........................     1,700,000       1,704,471
    Portland Water System
      5.00% 08/01/2017 ..........................     1,185,000       1,109,456
    Prineville Sewer First Lien
      6.50% 07/01/2004 ..........................       500,000         519,375
    Redmond Urban Renewal
     Agency Downtown Area B
      5.65% 06/01/2013 ..........................       720,000         681,300
      5.85% 06/01/2019 ..........................       785,000         732,994
    Redmond Urban Renewal Agency
     Refunding South Airport Industrial Area A
      5.70% 06/01/2019 ..........................       650,000         608,562

                 See Accompanying Notes to Financial Statements

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------  --------------
REVENUE (CONTINUED)
    Reedsport Water
      7.00% 10/01/2014 ..........................   $   520,000    $    552,500
    Salem Hospital Facility Authority
      5.25% 08/15/2014 ..........................     2,900,000       2,747,750
      5.00% 08/15/2018 ..........................     2,000,000       1,765,000
    Salem Hospital Facility
     Authority Capital Manor, Inc.
      7.50% 12/01/2024 ..........................       905,000         926,494
    Sheridan Water
      6.20% 05/01/2015 ..........................       625,000         636,719
      6.45% 05/01/2020 ..........................       520,000         527,800
    Sheridan Water Refunding
      5.35% 04/01/2018 ..........................       300,000         280,500
    South Fork Water Board First Lien
      5.45% 02/01/2014 ..........................     1,300,000       1,274,000
    Tri-County Metropolitan
     Transportation District Series A
      4.70% 08/01/2010 ..........................       480,000         465,000
    Umatilla County Hospital Facility Authority
     Catholic Health Initiatives-A
      5.75% 12/01/2020 ..........................       530,000         518,075
      6.00% 12/01/2030 ..........................     4,825,000       4,794,844
    Washington County Housing Authority
     Affordable Housing Pool Series A
      6.00% 07/01/2020 ..........................     2,000,000       1,812,500
                                                                   ------------
                                                                    149,326,948
                                                                   ------------

INSURED REVENUE (22.8%)
    Clackamas County Health Facility
     Authority Refunding Adventist Health A
      6.35% 03/01/2009 ..........................     1,525,000       1,584,094
    Emerald Peoples Utilities District
      7.20% 11/01/2006 ..........................       630,000         708,750
      7.35% 11/01/2010 ..........................     2,160,000       2,551,500
      7.35% 11/01/2011 ..........................     2,000,000       2,380,000
      7.35% 11/01/2012 ..........................     2,490,000       2,991,113
      7.35% 11/01/2013 ..........................     2,675,000       3,186,594
    Eugene Electric Utility System Series B
      4.55% 08/01/2010 ..........................       600,000         564,750
      4.65% 08/01/2011 ..........................       625,000         589,844
      5.00% 08/01/2018 ..........................     1,000,000         925,000
      5.00% 08/01/2023 ..........................       525,000         471,844
    Marion County Certificates of Participation
     Courthouse Square Project Series A
      4.65% 06/01/2012 ..........................       355,000         330,150
      5.00% 06/01/2023 ..........................     1,000,000         897,500
    Medford Hospital Facilities Authority
     Asante Health System Series A
      5.25% 08/15/2008 ..........................     1,645,000       1,659,394
      5.25% 08/15/2011 ..........................       800,000         797,000
    Multnomah County Educational
     Facilities University of Portland Project
      5.70% 04/01/2015 ..........................     1,000,000         983,750
      5.00% 04/01/2018 ..........................     1,530,000       1,430,550
    Ontario Catholic Health
     Holy Rosary Medical Center
      5.50% 11/15/2012 ..........................     1,500,000       1,518,750
    Oregon Department of Administrative
     Services Certificates Participation Series A
      5.30% 05/01/2008 ..........................       750,000         761,250
      5.70% 05/01/2015 ..........................     1,000,000       1,016,250
      6.25% 05/01/2018 ..........................     1,000,000       1,055,000
      5.75% 05/01/2020 ..........................     1,500,000       1,503,750
      6.00% 05/01/2012 ..........................     2,695,000       2,876,912
    Oregon Department of Administrative
     Services Certificates Participation Series B
      5.50% 11/01/2011 ..........................     1,635,000       1,671,787
      5.00% 11/01/2013 ..........................     1,000,000         973,750
      5.00% 11/01/2014 ..........................       500,000         485,625
    Oregon Department of Administrative
     Services Certificates Participation Series C
      5.50% 05/01/2011 ..........................     2,000,000       2,042,500
      5.75% 05/01/2017 ..........................     2,000,000       2,012,500
    Oregon Department of General
     Services Certificates Participation Series C
      5.80% 03/01/2015 ..........................       840,000         851,550
    Oregon Health Sciences
     University Series A
      0.00% 07/01/2009 ..........................     1,530,000         961,988
      0.00% 08/01/2012 ..........................     1,315,000         692,019
      0.00% 07/01/2014 ..........................     2,495,000       1,157,056
      0.00% 07/01/2015 ..........................     4,325,000       1,875,969
    Oregon Health Sciences University
     Capital Appreciation Insured Series A
      0.00% 07/01/2021 ..........................    10,315,000       3,004,244

                 See Accompanying Notes to Financial Statements

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------  --------------
INSURED REVENUE (CONTINUED)
    Oregon Health, Housing, Educational &
     Cultural Facilities Authority
     Lewis & Clark College
      6.00% 10/01/2013 ..........................   $   965,000     $ 1,001,187
    Port of Portland Airport Series 9A
      5.50% 07/01/2006 ..........................       500,000         511,250
    Port of Portland Airport Refunding
     Portland International Airport Series 12B
      5.25% 07/01/2012 ..........................     1,000,000       1,003,750
    Portland Arena Gas Tax
      0.00% 06/01/2016 ..........................     1,100,000         426,250
      0.00% 06/01/2017 ..........................     2,320,000         838,100
    Portland Gas Tax Series A
      5.80% 06/01/2016 ..........................     1,625,000       1,655,469
    Portland Sewer System Series A
      4.50% 06/01/2015 ..........................     1,510,000       1,336,350
      5.00% 06/01/2015 ..........................     2,100,000       2,023,875
      4.50% 06/01/2018 ..........................     2,300,000       1,983,750
    Oregon Housing & Community
     Services Department Single Family
     Mortgage Project Series J
      5.75% 07/01/2029 ..........................     9,015,000       8,519,175
    Tri-County Metropolitan
     Transportation District Series One
      5.40% 06/01/2019 ..........................     4,200,000       3,993,234
    Tualatin Hills Park &
     Recreation District
      5.75% 03/01/2014 ..........................       990,000       1,035,787
    Washington County Housing
     Authority Multi-Family
     Tualatin Meadows
      5.90% 11/01/2018 ..........................     1,000,000         992,500
    Washington County Unified
     Sewer Agency Series A
      0.00% 10/01/2003 ..........................     1,975,000       1,688,625
      0.00% 10/01/2005 ..........................     5,230,000       4,027,100
      0.00% 10/01/2007 ..........................     4,835,000       3,348,237
      5.75% 10/01/2009 ..........................     2,745,000       2,878,819
      5.75% 10/01/2010 ..........................     2,000,000       2,107,500
      5.75% 10/01/2011 ..........................     1,825,000       1,923,094
      5.75% 10/01/2012 ..........................     2,000,000       2,102,500
    Washington County Unified
     Sewer Agency Senior Lien
      5.50% 10/01/2016 ..........................     1,250,000       1,248,437
    Western Lane Hospital District Facility
     Authority Revenue Refunding Sisters
     St. Joseph Peace
      5.625% 08/01/2007 .........................     2,460,000       2,546,100
                                                                   ------------
                                                                     93,703,822
                                                                   ------------
    Total Revenue Bonds
     (Cost $248,725,567) ........................                   243,030,770
                                                                   ------------

PRE-REFUNDED BONDS (1.4%)
    Clackamas County Hospital Facility
     Authority Elderly Housing Willamette
     View Income Project
      7.00% 11/15/2011 ..........................       470,000         493,500
    Clackamas County School District #1
      6.30% 07/01/2003 ..........................       700,000         712,488
    Clackamas County School
     District #115 Gladstone
      6.15% 06/01/2014 ..........................     1,200,000       1,278,000
    Multnomah County Educational
     Facilities University of Portland Project
      6.00% 04/01/2014 ..........................     1,000,000       1,048,750
    Oregon City Sewer
      6.50% 10/01/2007 ..........................       500,000         527,500
    Portland Sewer System Series A
      6.05% 06/01/2009 ..........................       535,000         563,756
    Prineville Sewer First Lien
      6.80% 07/01/2012 ..........................     1,050,000       1,124,813
                                                                   ------------
    Total Pre-Refunded Bonds
     (Cost $5,473,007) ..........................                     5,748,807
                                                                   ------------

OTHER BONDS (2.7%)
    Grants Pass Urban Renewal
     Agency Tax Increment
      6.125% 08/01/2012 .........................       755,000         760,421
    Hood River Urban Renewal Agency
      6.25% 12/15/2011 ..........................     1,250,000       1,315,625
    Lebanon Special Obligation
     Revenue Refunding Lease Water
      5.40% 10/01/2013 ..........................       755,000         746,506
    Medford Urban Renewal
     Agency Tax Revenue
      5.875% 09/01/2010 .........................       500,000         513,125

                 See Accompanying Notes to Financial Statements

                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                   -------------  --------------
OTHER BONDS (CONTINUED)
    Multnomah County Certificate Participation
      4.55% 08/01/2010 ..........................    $1,725,000     $ 1,632,281
    Newberg Certificates of Participation
      6.10% 12/01/2000 ..........................       410,000         411,976
      6.20% 12/01/2001 ..........................       410,000         415,125
    Portland Airport Way Urban Renewal &
     Redevelopment Tax Increment Series C
      5.90% 06/01/2006 ..........................       860,000         892,250
    Portland Urban Renewal & Redevelopment
     Refunding, Downtown Waterfront Series L
      5.90% 05/01/2001 ..........................       200,000         202,706
      6.00% 06/01/2002 ..........................     1,170,000       1,196,325
      6.40% 06/01/2008 ..........................     3,095,000       3,176,244
                                                                   ------------
    Total Other Bonds
     (Cost $11,153,750) .........................                    11,262,584
                                                                   ------------

U.S. TERRITORIES BONDS (1.5%)
    Guam Housing Corp. Single Family Mortgage
     Backed Securities Series A
      5.75% 09/01/2031 ..........................     1,500,000       1,423,125
    Puerto Rico Housing Finance
     Corp. Single Family Mortgage
     Revenue Portfolio 1 Series B
      7.50% 10/15/2012 ..........................     1,040,000       1,063,722
    Puerto Rico Housing Finance
     Corp. Single Family Mortgage
     Revenue Portfolio 1 Series C
      6.75% 10/15/2013 ..........................       710,000         732,188
    Puerto Rico Housing Finance Corp.
     Multi Family Mortgage Revenue Portfolio A-I
      7.50% 04/01/2022 ..........................     1,365,000       1,392,300
    Virgin Islands Public Finance Authority
     Revenue Unrefunded Balance Series A
      7.30% 10/01/2018 ..........................     1,185,000       1,408,669
                                                                   ------------
    Total U.S. Territories Bonds
     (Cost $5,933,828) ..........................                     6,020,004
                                                                   ------------
TAX EXEMPT MONEY MARKET INVESTMENT (0.8%)
    SEI Tax Exempt Trust
     (Cost $3,314,518)                                3,314,518       3,314,518
                                                                   ------------
    TOTAL INVESTMENTS (99.0%)
     (Cost $413,030,601)                                            407,911,272

OTHER ASSETS LESS LIABILITIES (1.0%)                                  4,154,305
                                                                   ------------

TOTAL NET ASSETS (100%)                                            $412,065,577
                                                                   ============


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
                      -- COLUMBIA HIGH YIELD FUND, INC. --
                         -----------------------------
                            June 30, 2000 (Unaudited)

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------        -----
CORPORATE BONDS (90.5%)
  AUTO & AUTO PARTS (3.5%)
    American Axle & Manufacturing, Inc.
   Senior Subordinated Notes
    9.75% 03/01/2009 ...........................      $1,450,000      $1,381,125
  Lear Corp
   Senior Notes, Series B
    7.96% 05/15/2005 ...........................       1,500,000       1,409,961
                                                                     -----------
                                                                       2,791,086
                                                                     -----------
ELECTRIC (4.0%)
  AES Corp
   Senior Subordinated Notes
    10.25% 07/15/2006 ..........................         800,000         796,000
  Calpine Corp
   Senior Notes
    7.625% 04/15/2006 ..........................       1,500,000       1,436,280
  CMS Energy X-Tras (144A)
   Pass Thru Trust I
   Senior Unsecured Notes
    7.00% 01/15/2005 ...........................       1,000,000         920,670
                                                                     -----------
                                                                       3,152,950
                                                                     -----------
ENERGY (10.5%)
  Gulf Canada Resources Ltd
   Senior Subordinated Debentures
    9.625% 07/01/2005 ..........................       1,350,000       1,366,875
  Newpark Resources, Inc.
   Senior Subordinated Notes, Series B
    8.625% 12/15/2007 ..........................       1,000,000         877,500
  Pride International, Inc.
   Senior Notes
    10.00% 06/01/2009 ..........................       1,000,000       1,030,000
  R&B Falcon Corp.
   Senior Notes, Series B
    6.50% 04/15/2003 ...........................         500,000         460,000
  RBF Finance Co.
   Senior Secured Notes
    11.00% 03/15/2006 ..........................       1,000,000       1,070,000
  Santa Fe Snyder Corp.
   Senior Notes
    8.05% 06/15/2004 ...........................       1,750,000       1,715,878
  Vintage Petroleum, Inc.
   Senior Subordinated Notes
    9.75% 06/30/2009 ...........................       1,750,000       1,780,625
                                                                     -----------
                                                                       8,300,878
                                                                     -----------
ENTERTAINMENT & MEDIA (19.3%)
 Adelphia Communications Corp.
  Senior Notes, Series B
  10.50% 07/15/2004 ............................       1,500,000       1,500,000
Chancellor Media Corp.
 Senior Subordinated Notes, Series B
  8.125% 12/15/2007 ............................       1,500,000       1,503,750
Charter Communications Holdings L.L.C./
 Charter Communications Holdings Capital Corp.
 Senior Notes
  10.00% 04/01/2009 ............................       1,500,000       1,458,750
CSC Holdings, Inc.
 Senior Notes
  7.875% 12/15/2007 ............................         250,000         241,882
CSC Holdings, Inc.
 Senior Debentures, Series B
  8.125% 08/15/2009 ............................       1,400,000       1,360,898
Fox/Liberty Networks L.L.C.
 Senior Notes
  8.875% 08/15/2007 ............................       1,500,000       1,492,500
Heritage Media Corp.
 Senior Subordinated Notes
  8.75% 02/15/2006 .............................         750,000         738,750
Jones Intercable, Inc.
 Senior Notes
  8.875% 04/01/2007 ............................         700,000         712,201
  7.625% 04/15/2008 ............................         300,000         288,924
Lamar Media Corp.
 Senior Subordinated Notes
  9.625% 12/01/2006 ............................       1,250,000       1,256,250
Lenfest Communications, Inc.
 Senior Notes
  8.375% 11/01/2005 ............................       1,450,000       1,469,488
Outdoor Systems, Inc.
 Senior Subordinated Notes
  9.375% 10/15/2006 ............................       1,185,000       1,232,329
Rogers Communications, Inc.
 Senior Notes
  8.875% 07/15/2007 ............................       1,000,000         980,000


                 See Accompanying Notes to Financial Statements

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------        -----
  CORPORATE BONDS (CONTINUED)
    Shaw Communications, Inc.
     Senior Notes
      8.25% 04/11/2010 .........................     $ 1,000,000     $ 1,008,110
                                                                     -----------
                                                                      15,243,832
                                                                     -----------
  FOREST PRODUCTS (1.8%)
    Buckeye Technologies, Inc. .................
     Senior Subordinated Notes
      8.50% 12/15/2005 .........................       1,500,000       1,436,250
                                                                     -----------
  HEALTH CARE (4.5%)
    Conmed Corp. ...............................
     Senior Subordinated Notes
      9.00% 03/15/2008 .........................       1,000,000         912,500
    Healthsouth Corp.
     Senior Subordinated Notes
      9.50% 04/01/2001 .........................       1,000,000       1,002,500
    Tenet Healthcare Corp.
     Senior Notes
      8.625% 12/01/2003 ........................         500,000         495,000
    Tenet Healthcare Corp.
     Senior Subordinated Notes, Series B
      8.125% 12/01/2008 ........................       1,250,000       1,140,625
                                                                     -----------
                                                                       3,550,625
                                                                     -----------

  HOTELS & GAMING (6.2%)
    Harrahs Operating, Inc.
    Senior Subordinated Notes
      7.875% 12/15/2005 ........................       1,250,000       1,175,000
    International Game Technology
     Senior Notes
      7.875% 05/15/2004 ........................       1,000,000         960,000
    Park Place Entertainment Corp.
     Senior Subordinated Notes
      9.375% 02/15/2007 ........................       1,500,000       1,500,000
    Station Casinos, Inc.
     Senior Subordinated Notes
      10.125% 03/15/2006 .......................         500,000         502,500
      9.75% 04/15/2007 .........................         750,000         748,125
                                                                     -----------
                                                                       4,885,625
                                                                     -----------
  HOUSEHOLD PRODUCTS (2.1%)
    The Scotts Co. (144A)
     Senior Subordinated Notes
      8.625% 01/15/2009 ........................       1,750,000       1,688,750
                                                                     -----------

  HOUSING RELATED/REAL ESTATE (2.8%)
    Health Care Property Investors, Inc.
    Notes
     6.875% 06/08/2005 .........................       1,500,000       1,346,850
    Webb (Del) Corp.
    Senior Subordinated Debentures
     9.375% 05/01/2009 .........................       1,000,000         830,000
                                                                     -----------
                                                                       2,176,850
                                                                     -----------
MANUFACTURING (4.9%)
  Ball Corp. ...................................
   Senior Notes
    7.75% 08/01/2006 ...........................       2,000,000       1,870,000
  Precision Castparts Corp.
   Senior Notes
    8.75% 03/15/2005 ...........................       1,500,000       1,515,146
  Silgan Holdings, Inc.
   Senior Subordinated Debentures
    9.00% 06/01/2009 ...........................         500,000         455,000
                                                                     -----------
                                                                       3,840,146
                                                                     -----------
METALS/MINING (0.9%)
  Ryerson Tull, Inc.
   Notes
    8.50% 07/15/2001 ...........................         750,000         757,742
                                                                     -----------
RESTAURANTS (1.2%)
  Tricon Global Restaurants, Inc.
   Senior Notes
    7.45% 05/15/2005 ...........................       1,000,000         937,461
                                                                     -----------
RETAIL (3.4%)
  *Flooring America, Inc.
   Senior Subordinated Notes, Series B
    12.75% 10/15/2002 ..........................         739,000         389,446
  Westpoint Stevens, Inc.
   Senior Notes
    7.875% 06/15/2005 ..........................       1,500,000       1,252,500
  Zale Corp.
   Senior Notes, Series B
    8.50% 10/01/2007 ...........................       1,110,000       1,032,300
                                                                     -----------
                                                                       2,674,246
                                                                     -----------
SERVICES & PUBLISHING (8.1%)
  Allied Waste North America, Inc. .............
   Senior Notes, Series B
    7.625% 01/01/2006 ..........................       1,200,000       1,044,000

                 See Accompanying Notes to Financial Statements

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------        -----
    CORPORATE BONDS (CONTINUED)
    Iron Mountain, Inc.
     Senior Subordinated Notes
      10.125% 10/01/2006 .......................     $ 1,500,000     $ 1,500,000
    United Rentals, Inc.
     Senior Subordinated Notes, Series B
      9.50% 06/01/2008 .........................         950,000         869,250
      8.80% 08/15/2008 .........................         500,000         437,500
      9.25% 01/15/2009 .........................         500,000         450,000
    United Stationers Supply Co.
     Senior Subordinated Notes
      8.375% 04/15/2008 ........................       1,235,000       1,130,025
    USA Waste Services, Inc.
     Notes
      6.125% 07/15/2001 ........................       1,000,000         965,720
                                                                     -----------
                                                                       6,396,495
                                                                     -----------
  TECHNOLOGY (3.2%)
    Flextronics International Ltd. (144A)
     Senior Subordinated Notes
      9.875% 07/01/2010 ........................       1,000,000       1,007,500
    Unisys Corp.
     Senior Notes
      11.75% 10/15/2004 ........................       1,400,000       1,484,000
                                                                     -----------
                                                                       2,491,500
                                                                     -----------
TELECOMMUNICATIONS (11.2%)
    Crown Castle International Corp.
     Senior Notes
      10.75% 08/01/2011 ........................       1,500,000       1,515,000
    Flag Ltd.
     Senior Notes
      8.25% 01/30/2008 .........................       1,250,000       1,100,000
    Level 3 Communications, Inc.
     Senior Notes
      9.125% 05/01/2008 ........................         500,000         448,750
    Level 3 Communications, Inc.
     Senior Discount Notes
      0.00% to 12/01/2003 then
      10.50% to 12/01/2008 .....................       2,050,000       1,245,375

    McLeodUSA, Inc.
     Senior Notes
      9.50% 11/01/2008 .........................       1,500,000       1,455,000
    Metromedia Fiber Network, Inc.
     Senior Notes, Series B
      10.00% 11/15/2008 ........................       1,450,000       1,431,875
    Nextlink Communications, Inc.
     Senior Discount Notes
      0.00% to 04/15/2003 then
      9.45% to 4/15/2008 .......................       1,000,000         625,000
    Nextlink Communications, Inc.
     Senior Notes
      10.75% 11/15/2008 ........................       1,000,000         985,000
                                                                     -----------
                                                                       8,806,000
                                                                     -----------
  TRANSPORTATION (2.9%)
    Allied Holdings, Inc.
     Senior Notes, Series B
      8.625% 10/01/2007 ........................       1,000,000         885,000
    Delta Air Lines, Inc.
     Medium Term Notes, Series C
      6.65% 03/15/2004 .........................         500,000         468,445
    Teekay Shipping Corp. Gtd
     1st Pfd. Ship. Mtg. Notes
      8.32% 02/01/2008 .........................       1,000,000         930,000
                                                                     -----------
                                                                       2,283,445
                                                                     -----------
   Total Corporate Bonds
    (Cost $74,762,135) .........................                      71,413,881
                                                                     -----------

                 See Accompanying Notes to Financial Statements

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------        -----
REPURCHASE AGREEMENTS (8.2%)
    J.P. Morgan Securities, Inc.
     6.64% dated 06/30/2000, due 07/03/2000 in
     the amount of $3,859,666.
     Collateralized by U.S. Treasury Notes
     4.875% to 6.625%
     due 03/31/2001 to 06/30/2003
     U.S. Treasury Bonds 6.375% to 12.375%
     due 05/15/2004 to 08/15/2027
     U.S. Treasury Bill 5.80% due 09/21/2000 .....    $ 3,858,964    $ 3,858,964
    Merrill Lynch
     6.54% dated 06/30/2000, due 07/03/2000
     in the amount of $2,600,466
     Collateralized by U.S. Treasury Bonds
     8.75% to 10.625% due
     11/15/2009 to 05/15/2017 ....................      2,600,000      2,600,000
                                                                     -----------
   Total Repurchase Agreements
    (Cost $6,458,964) ............................                     6,458,964
                                                                     -----------
TOTAL INVESTMENTS (98.7%)

 (Cost $81,221,099) ..............................                    77,872,845

OTHER ASSETS LESS LIABILITIES (1.3%) .............                     1,062,425
                                                                     -----------
NET ASSETS (100.0%) ..............................                   $78,935,270
                                                                     ===========

* Flooring America, Inc., filed a bankruptcy petition for reorganization on June 15, 2000. Effective on that date, interest is not being accrued.


    See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
                       -- COLUMBIA DAILY INCOME COMPANY --
                         -----------------------------
                            June 30, 2000 (Unaudited)

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------        -----

U.S. GOVERNMENT SECURITIES (4.7%)
    *Fannie Mae
      6.401% 05/10/2001 ........................     $20,000,000   $  20,000,000
    *Federal Home Loan Bank
      6.229% 07/31/2000 ........................      18,000,000      18,001,807

    *Sallie Mae
      6.497% 10/02/2000 ........................      15,000,000      15,013,649
                                                                     -----------
    Total U.S. Government Securities
     (Cost $53,015,456) ........................                      53,015,456
                                                                     -----------
COMMERCIAL PAPER (95.3%)
    Abbey National NA
      6.57% 09/12/2000 .........................      25,000,000      24,662,375
    Alcoa, Inc.
      6.58% 09/07/2000 .........................      18,405,000      18,172,882
      6.56% 09/13/2000 .........................      15,000,000      14,795,000
    American General Finance Corp.
      6.50% 07/18/2000 .........................      13,000,000      12,957,750
      6.78% 10/05/2000 .........................      20,000,000      19,634,633
    Archer Daniels Midland Co.
      6.10% 07/11/2000 .........................       8,000,000       7,985,089
      6.12% 07/13/2000 .........................      25,000,000      24,944,750
    Associates Corp. NA
      6.85% 07/03/2000 .........................       9,300,000       9,294,691
      6.56% 08/01/2000 .........................      16,000,000      15,906,702
      6.54% 10/04/2000 .........................       5,600,000       5,502,336
    AT&T Corp.
      6.72% 10/02/2000 .........................      18,000,000      17,684,160
      6.61% 11/02/2000 .........................      20,000,000      19,540,972
    Bank of America Corp.
      6.45% 08/02/2000 .........................      17,000,000      16,899,488
      6.64% 10/10/2000 .........................      20,000,000      19,623,733
    Barclays U.S. Funding Corp.
      6.59% 07/26/2000 .........................      13,700,000      13,634,796
    Becton, Dickinson & Co.
      6.55% 07/27/2000 .........................      16,000,000      15,921,400
    Bell Atlantic Financial Services, Inc.
      6.42% 07/10/2000 .........................      13,000,000      12,976,817
      6.57% 07/31/2000 .........................       8,300,000       8,253,043
      6.61% 08/09/2000 .........................       7,600,000       7,544,182
    Bellsouth Capital Funding
      6.53% 08/04/2000 .........................      22,000,000      21,860,331
    Caterpillar Financial
     Services Corp.
      6.48% 07/11/2000 .........................      14,000,000      13,972,280
      6.60% 08/29/2000 .........................       9,000,000       8,901,000
      6.57% 09/28/2000 .........................      17,000,000      16,720,775
    Chevron Transport Corp.
      6.65% 10/03/2000 .........................      11,000,000      10,806,965
      6.64% 10/06/2000 .........................      14,000,000      13,746,942
    Chevron U.K. Investment plc
      6.57% 09/11/2000 .........................      15,000,000      14,800,163
    CIT Group, Inc.
      6.43% 07/07/2000 .........................      18,000,000      17,977,495
      6.58% 09/14/2000 .........................      21,000,000      20,708,287
    Citicorp
      6.53% 07/25/2000 .........................      11,000,000      10,950,118
      6.54% 07/25/2000 .........................      12,500,000      12,443,229
      6.53% 07/26/2000 .........................       6,500,000       6,469,345
    Coca Cola Co.
      6.54% 09/21/2000 .........................      15,000,000      14,773,825
    DaimlerChrysler NA Holding Corp.
      6.10% 07/12/2000 .........................      20,000,000      19,959,333
      6.53% 07/21/2000 .........................      18,000,000      17,931,435
    E. I. du Pont de Nemours & Co.
      6.54% 08/09/2000 .........................      14,000,000      13,898,267
    Eastman Kodak Co.
      6.58% 09/19/2000 .........................      16,000,000      15,763,120
    Ford Motor Credit Co.
      6.60% 07/03/2000 .........................       8,300,000       8,295,435
      6.54% 07/06/2000 .........................      12,000,000      11,986,920
      6.58% 07/07/2000 .........................       5,400,000       5,393,091
    General Electric Capital Corp.
      6.77% 07/05/2000 .........................       8,000,000       7,992,478
      6.33% 07/13/2000 .........................      11,000,000      10,974,856
      6.76% 10/12/2000 .........................      21,500,000      21,080,129
    General Motors Acceptance Corp.
      6.19% 07/14/2000 .........................      15,000,000      14,963,892
      6.56% 08/11/2000 .........................      20,000,000      19,846,933
    Goldman Sachs & Co.
      6.14% 07/10/2000 .........................      11,000,000      10,981,239
      6.57% 08/08/2000 .........................      15,000,000      14,893,238
    Heinz (H.J.) Co.
      6.54% 08/03/2000 .........................      18,000,000      17,888,820
      6.57% 08/22/2000 .........................      11,100,000      10,992,635

                 See Accompanying Notes to Financial Statements

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ----------        -----
    COMMERCIAL PAPER (CONTINUED)
    Household Finance Corp.
      6.10% 07/10/2000 .......................       $12,000,000   $  11,979,667
      6.57% 09/25/2000 .......................        13,000,000      12,793,593
      6.69% 10/06/2000 .......................        15,000,000      14,726,825
    International Lease Finance Corp.
      6.65% 08/25/2000 .......................        25,000,000      24,741,389
    John Deere Capital Corp.
      6.53% 07/24/2000 .......................        11,000,000      10,952,113
      6.61% 09/06/2000 .......................        14,000,000      13,825,202
      6.60% 09/13/2000 .......................        12,000,000      11,835,000
    Lubrizol Corp.
      6.46% 07/06/2000 .......................        16,500,000      16,482,235
    Merrill Lynch & Co., Inc.
      6.17% 07/14/2000 .......................        11,000,000      10,973,606
      6.48% 07/19/2000 .......................        26,000,000      25,911,080
    MetLife Funding, Inc.
      6.12% 07/05/2000 .......................        20,000,000      19,983,000
      6.63% 08/10/2000 .......................        16,000,000      15,879,187
    Minnesota Mining & Manufacturing Co.
      6.27% 07/17/2000 .......................        19,000,000      18,943,744
    Morgan Stanley Dean Witter & Co.
      6.57% 09/27/2000 .......................        16,500,000      16,231,999
    Motorola Credit Corp.
      6.60% 09/29/2000 .......................        23,000,000      22,616,283
    Motorola, Inc.
      6.10% 07/07/2000 .......................        13,000,000      12,984,581
    Norwest Financial, Inc.
      6.14% 07/03/2000 .......................        16,000,000      15,991,813
    Pharmacia Corp.
      6.58% 07/20/2000 .......................        12,000,000      11,956,133
    Prudential Funding Corp.
      6.52% 07/28/2000 .......................        15,000,000      14,923,933
      6.64% 08/24/2000 .......................        16,000,000      15,837,689
    Sonoco Products Co.
      6.95% 07/05/2000 .......................        10,000,000       9,990,347
    UBS Finance, Inc.
      6.08% 07/06/2000 .......................        20,000,000      19,979,733
      6.60% 09/05/2000 .......................         8,000,000       7,901,733
    Walt Disney Co.
      6.64% 10/16/2000 .......................        10,000,000       9,800,800
    Wells Fargo & Co.
      6.61% 08/23/2000 .......................        11,000,000      10,890,935
                                                                     -----------
    Total Commercial Paper
     (Cost $1,071,039,995) ...................                     1,071,039,995
                                                                   -------------
REPURCHASE AGREEMENT (0.2%)
    J.P. Morgan Securities, Inc.
     6.64% dated 06/30/2000, due 07/03/2000 in
     the amount of $2,731,849.
     Collateralized by U.S. Treasury Notes
     4.875% to 6.625% due 03/31/2001 to 06/30/2003
     U.S. Treasury Bonds 6.375% to
     12.375% due 05/15/2004 to 08/15/2027
     U.S. Treasury Bill 5.80% due
     09/21/2000
     (Cost $2,731,352).........................        2,731,352       2,731,352
                                                                     -----------
TOTAL INVESTMENTS (100.2%)
 (Cost $1,126,786,803).........................                    1,126,786,803
OTHER ASSETS LESS LIABILITIES (-0.2%)..........                       (2,271,658)
                                                                     -----------
NET ASSETS (100.0%)............................                   $1,124,515,145
                                                                  ==============

* Floating rate note whose interest rate is reset periodically based on an index. The interest rate shown reflects the rate currently in effect.


                 See Accompanying Notes to Financial Statements

               STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
COLUMBIA FUNDS
June 30, 2000
(Unaudited)


                                                                             COMMON                             INTERNATIONAL
                                                                             STOCK              GROWTH             STOCK
                                                                              FUND               FUND               FUND
                                                                        ---------------    ---------------    ---------------
ASSETS:
  Investments at cost ...............................................   $   691,252,196    $ 1,506,464,502    $   183,459,784
  Investments at cost -- federal income tax purposes ................   $   693,806,263    $ 1,509,660,764    $   183,459,784
---------------------------------------------------------------------   ---------------    ---------------    ---------------
  Investments at value ..............................................   $ 1,006,295,430    $ 2,353,040,330    $   215,834,245
  Cash ..............................................................                --                 --             54,859
  Cash denominated in foreign currencies (cost $10,276,137)..........                --                 --         10,263,098

  Receivable for:
    Investments sold ................................................        13,352,362         14,130,347          1,349,464
    Capital stock sold ..............................................           464,810            947,070            394,754
    Interest ........................................................            50,260            277,658            150,885
    Dividends .......................................................           272,435            410,909            318,404
    Expense reimbursement ...........................................                --                 --                 --
                                                                        ---------------    ---------------    ---------------
  Total assets ......................................................     1,020,435,297      2,368,806,314        228,365,709
                                                                        ---------------    ---------------    ---------------
LIABILITIES:
  Payable for:
    Investments purchased ...........................................        10,897,234         13,493,521                 --
    Capital stock redeemed ..........................................         3,851,043          1,815,420          2,239,079
    Dividends and distributions .....................................                --                 --                 --
    Investment management fees ......................................           495,668          1,021,996            189,196
    Accrued expenses ................................................           190,393            309,028            137,957
                                                                        ---------------    ---------------    ---------------
  Total liabilities .................................................        15,434,338         16,639,965          2,566,232
                                                                        ---------------    ---------------    ---------------
NET ASSETS ..........................................................   $ 1,005,000,959    $ 2,352,166,349    $   225,799,477
                                                                        ===============    ===============    ===============
NET ASSETS consist of:
  Paid-in capital ...................................................   $   584,456,339    $ 1,278,414,620    $   157,816,539
  Undistributed net investment income (loss) ........................          (613,866)        (2,260,081)            88,035
  Undistributed net realized gain (loss) from:
    Investment transactions .........................................       106,115,252        229,435,982         35,857,367
    Foreign currency transactions ...................................                --                 --           (314,067)
  Unrealized appreciation (depreciation) on:
    Investments .....................................................       315,043,234        846,575,828         32,374,461
    Translation of other assets and liabilities in foreign currencies                --                 --            (22,858)
                                                                        ---------------    ---------------    ---------------
NET ASSETS ..........................................................   $ 1,005,000,959    $ 2,352,166,349    $   225,799,477
                                                                        ===============    ===============    ===============
SHARES OF CAPITAL STOCK OUTSTANDING .................................        32,510,172         43,546,139         11,248,849
                                                                        ===============    ===============    ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ............   $         30.91    $         54.02    $         20.07
                                                                        ===============    ===============    ===============
                                                                             SPECIAL           SMALL CAP
                                                                               FUND               FUND
                                                                        ----------------    ---------------
ASSETS:
  Investments at cost ...............................................   $    800,946,629    $   360,755,960
  Investments at cost -- federal income tax purposes ................   $    803,994,456    $   362,038,040
---------------------------------------------------------------------   ----------------    ---------------
  Investments at value ..............................................   $  1,161,383,819    $   466,272,168
  Cash ..............................................................                 --                 --
  Cash denominated in foreign currencies (cost $10,276,137)..........                 --                 --

  Receivable for:
    Investments sold ................................................          5,998,030          3,231,908
    Capital stock sold ..............................................          2,965,769          2,447,182
    Interest ........................................................            226,386            195,097

    Dividends .......................................................            345,518              6,563
    Expense reimbursement ...........................................                 --                 --
                                                                        ----------------    ---------------
  Total assets ......................................................      1,170,919,522        472,152,918
                                                                        ----------------    ---------------
LIABILITIES:
  Payable for:
    Investments purchased ...........................................         16,639,383          2,821,738
    Capital stock redeemed ..........................................          2,069,537            665,295
    Dividends and distributions .....................................                 --                 --
    Investment management fees ......................................            794,731            359,963
    Accrued expenses ................................................            200,254             91,294
                                                                        ----------------    ---------------
  Total liabilities .................................................         19,703,905          3,938,290
                                                                        ----------------    ---------------
NET ASSETS ..........................................................   $  1,151,215,617    $   468,214,628
                                                                        ================    ===============
NET ASSETS consist of:
  Paid-in capital ...................................................   $    515,751,012    $   298,053,520
  Undistributed net investment income (loss) ........................         (2,481,082)        (1,135,999)
  Undistributed net realized gain (loss) from:
    Investment transactions .........................................        277,508,497         65,780,899
    Foreign currency transactions ...................................                 --                 --
  Unrealized appreciation (depreciation) on:
    Investments .....................................................        360,437,190        105,516,208
    Translation of other assets and liabilities in foreign currencies                 --                 --
                                                                        ----------------    ---------------
NET ASSETS ..........................................................   $  1,151,215,617    $   468,214,628
                                                                        ================    ===============
SHARES OF CAPITAL STOCK OUTSTANDING .................................         31,567,401         14,552,041
                                                                        ================    ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ............   $          36.47    $         32.18
                                                                        ================    ===============


                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                            REAL ESTATE                           GOVERNMENT
                                                                              EQUITY             BALANCED         SECURITIES
                                                                               FUND                FUND              FUND
                                                                        ----------------    ---------------   ---------------
ASSETS:
  Investments at cost ...............................................   $    320,143,457    $   889,743,529   $    35,689,401
  Investments at cost -- federal income tax purposes ................   $    317,088,115    $   890,562,508   $    35,784,415
---------------------------------------------------------------------   ----------------    ---------------   ---------------
  Investments at value ..............................................   $    337,847,865    $ 1,081,174,943   $    35,551,162
  Cash ..............................................................                 --                 --                --
  Cash denominated in foreign currencies (cost $10,276,137)..........   $             --                 --                --
  Receivable for:
    Investments sold ................................................            108,994         28,672,559                --
    Capital stock sold ..............................................          2,709,587            582,547           560,393
    Interest ........................................................             93,633          5,169,144           109,132
    Dividends .......................................................          2,006,816            203,015                --
    Expense reimbursement ...........................................                 --                 --                --
                                                                        ----------------    ---------------   ---------------
  Total assets ......................................................        342,766,895      1,115,802,208        36,220,687
                                                                        ----------------    ---------------   ---------------
LIABILITIES:
  Payable for:
    Investments purchased ...........................................          2,404,560         23,652,335                --
    Capital stock redeemed ..........................................          1,145,627          2,881,428           584,368
    Dividends and distributions .....................................            137,277            113,140             8,031
    Investment management fees ......................................            199,883            444,463            14,591
    Accrued expenses ................................................            104,334            231,550            28,744
                                                                        ----------------    ---------------   ---------------
  Total liabilities .................................................          3,991,681         27,322,916           635,734
                                                                        ----------------    ---------------   ---------------
NET ASSETS ..........................................................   $    338,775,214    $ 1,088,479,292   $    35,584,953
                                                                        ================    ===============   ===============
NET ASSETS consist of:
  Paid-in capital ...................................................   $    328,746,702    $   831,049,322   $    36,196,008
  Undistributed net investment income (loss) ........................            144,318            465,743                --
  Undistributed net realized gain (loss) from:
    Investment transactions .........................................         (7,820,214)        65,532,813          (472,816)
    Foreign currency transactions ...................................                 --                 --                --
  Unrealized appreciation (depreciation) on:
    Investments .....................................................         17,704,408        191,431,414          (138,239)
    Translation of other assets and liabilities in foreign currencies                 --                 --                --
                                                                        ----------------    ---------------   ---------------
NET ASSETS ..........................................................   $    338,775,214    $ 1,088,479,292   $    35,584,953
                                                                        ================    ===============   ===============
SHARES OF CAPITAL STOCK OUTSTANDING .................................         20,835,621         42,306,671         4,340,741
                                                                        ================    ===============   ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ............   $          16.26    $         25.73   $          8.20
                                                                        ================    ===============   ===============
                                                                                FIXED           NATIONAL            OREGON
                                                                               INCOME           MUNICIPAL          MUNICIPAL
                                                                             SECURITIES           BOND               BOND
                                                                                FUND              FUND               FUND
                                                                        ----------------    ---------------    ---------------
ASSETS:
  Investments at cost ...............................................   $    383,836,169    $    10,810,602    $   413,030,601
  Investments at cost -- federal income tax purposes ................   $    384,066,428    $    10,810,602    $   413,057,041
---------------------------------------------------------------------   ----------------    ---------------    ---------------
  Investments at value ..............................................   $    377,046,622    $    10,610,164    $   407,911,272
  Cash ..............................................................                 --                 --                 --
  Cash denominated in foreign currencies (cost $10,276,137)..........   $             --                 --                 --
  Receivable for:
    Investments sold ................................................         11,980,867                 --                 --
    Capital stock sold ..............................................            221,095                121              7,892
    Interest ........................................................          4,763,446            161,600          5,455,857

    Dividends .......................................................                 --                 --                 --
    Expense reimbursement ...........................................                 --             18,512                 --
                                                                        ----------------    ---------------    ---------------
  Total assets ......................................................        394,012,030         10,790,397        413,375,021
                                                                        ----------------    ---------------    ---------------
LIABILITIES:
  Payable for:
    Investments purchased ...........................................         11,725,611                 --                 --
    Capital stock redeemed ..........................................            389,740                 --            728,188
    Dividends and distributions .....................................            235,892              2,344            357,208
    Investment management fees ......................................            155,811              4,338            167,592
    Accrued expenses ................................................             89,477             20,177             56,456
                                                                        ----------------    ---------------    ---------------
  Total liabilities .................................................         12,596,531             26,859          1,309,444
                                                                        ----------------    ---------------    ---------------
NET ASSETS ..........................................................   $    381,415,499    $    10,763,538    $   412,065,577
                                                                        ================    ===============    ===============
NET ASSETS consist of:
  Paid-in capital ...................................................   $    403,868,383    $    11,013,048    $   417,305,804
  Undistributed net investment income (loss) ........................                 --                 --                 --
  Undistributed net realized gain (loss) from:
    Investment transactions .........................................        (15,663,337)           (49,072)          (120,898)
    Foreign currency transactions ...................................                 --                 --                 --
  Unrealized appreciation (depreciation) on:
    Investments .....................................................         (6,789,547)          (200,438)        (5,119,329)
    Translation of other assets and liabilities in foreign currencies                 --                 --                 --
                                                                        ----------------    ---------------    ---------------
NET ASSETS ..........................................................   $    381,415,499    $    10,763,538    $   412,065,577
                                                                        ================    ===============    ===============
SHARES OF CAPITAL STOCK OUTSTANDING .................................         30,622,244          1,143,100         35,279,053
                                                                        ================    ===============    ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ............   $          12.46    $          9.42    $         11.68
                                                                        ================    ===============    ===============
                                                                                              COLUMBIA
                                                                           HIGH YIELD       DAILY INCOME
                                                                              FUND             COMPANY
                                                                        ---------------    ---------------
ASSETS:
  Investments at cost ...............................................   $    81,221,099    $ 1,126,786,803
  Investments at cost -- federal income tax purposes ................   $    81,226,724    $ 1,126,786,803
---------------------------------------------------------------------   ---------------    ---------------
  Investments at value ..............................................   $    77,872,845    $ 1,126,786,803
  Cash ..............................................................                --          4,000,001
  Cash denominated in foreign currencies (cost $10,276,137)..........                --                 --
  Receivable for:
    Investments sold ................................................         1,358,650                 --
    Capital stock sold ..............................................           110,032          2,335,532
    Interest ........................................................         1,501,270            896,391
    Dividends .......................................................                --                 --
    Expense reimbursement ...........................................                --                 --
                                                                        ---------------    ---------------
  Total assets ......................................................        80,842,797      1,134,018,727
                                                                        ---------------    ---------------
LIABILITIES:
  Payable for:
    Investments purchased ...........................................         1,528,125                 --
    Capital stock redeemed ..........................................           251,356          8,715,514
    Dividends and distributions .....................................            53,935                 --
    Investment management fees ......................................            37,343            434,926
    Accrued expenses ................................................            36,768            353,142
                                                                        ---------------    ---------------
  Total liabilities .................................................         1,907,527          9,503,582
                                                                        ---------------    ---------------
NET ASSETS ..........................................................   $    78,935,270    $ 1,124,515,145
                                                                        ===============    ===============
NET ASSETS consist of:
  Paid-in capital ...................................................   $    84,335,144    $ 1,124,515,145
  Undistributed net investment income (loss) ........................                --                 --
  Undistributed net realized gain (loss) from:
    Investment transactions .........................................        (2,051,620)                --
    Foreign currency transactions ...................................                --                 --
  Unrealized appreciation (depreciation) on:
    Investments .....................................................        (3,348,254)                --
    Translation of other assets and liabilities in foreign currencies                --                 --
                                                                        ---------------    ---------------
NET ASSETS ..........................................................   $    78,935,270    $ 1,124,515,145
                                                                        ===============    ===============
SHARES OF CAPITAL STOCK OUTSTANDING .................................         8,688,857      1,124,515,145
                                                                        ===============    ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ............   $          9.08    $          1.00
                                                                        ===============    ===============


                  See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
COLUMBIA FUNDS
For the six months ended June 30, 2000
(Unaudited)

                                                                              COMMON                             INTERNATIONAL
                                                                              STOCK              GROWTH             STOCK
                                                                               FUND               FUND               FUND
                                                                         ---------------    ---------------    ---------------
NET INVESTMENT INCOME:
  Income:
    Interest ........................................................    $       505,044    $     1,199,825    $       687,332
    Dividends .......................................................          2,521,674          3,722,913          1,220,336
    Foreign withholding tax on dividend income ......................                 --                 --           (141,856)
                                                                         ---------------    ---------------    ---------------
      Total income ..................................................          3,026,718          4,922,738          1,765,812
                                                                         ---------------    ---------------    ---------------
  Expenses:
    Investment management fees ......................................          2,910,036          5,971,133          1,211,055
    Transfer agent fees and expenses ................................            425,605            741,429            260,057
    Shareholder servicing fees ......................................            152,563             86,129              8,425
    Postage, printing, and other ....................................             73,801            258,150             70,322
    Custodian fees ..................................................             48,907             96,123             97,154
    Registration and filing fees ....................................             17,645             18,461             16,101
    Legal, insurance, and audit fees ................................             20,776             28,467             21,208
    Directors' fees .................................................              3,905              8,890                968
                                                                         ---------------    ---------------    ---------------
      Total expenses ................................................          3,653,238          7,208,782          1,685,290
    Fees paid indirectly/expense reimbursements .....................            (12,654)           (25,963)            (7,513)
                                                                         ---------------    ---------------    ---------------
      Net expenses ..................................................          3,640,584          7,182,819          1,677,777
                                                                         ---------------    ---------------    ---------------
  Net investment income (loss) ......................................           (613,866)        (2,260,081)            88,035
                                                                         ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) from:
    Investment transactions .........................................         81,024,205        160,547,998         24,838,297
    Foreign currency transactions ...................................                 --                 --           (240,956)
                                                                         ---------------    ---------------    ---------------
      Net realized gain (loss) ......................................         81,024,205        160,547,998         24,597,341
                                                                         ---------------    ---------------    ---------------
  Change in net unrealized appreciation or (depreciation) on:
    Investments .....................................................        (16,009,253)        61,894,379        (55,586,108)
    Translation of other assets and liabilities in foreign currencies                 --                 --            (18,542)
                                                                         ---------------    ---------------    ---------------
      Change in net unrealized appreciation or (depreciation) .......        (16,009,253)        61,894,379        (55,604,650)
                                                                         ---------------    ---------------    ---------------
      Net realized and unrealized gain (loss) on investments ........         65,014,952        222,442,377        (31,007,309)
                                                                         ---------------    ---------------    ---------------
NET INCREASE (DECREASE) RESULTING
  FROM OPERATIONS ...................................................    $    64,401,086    $   220,182,296    $   (30,919,274)
                                                                         ===============    ===============    ===============
                                                                             SPECIAL           SMALL CAP
                                                                               FUND               FUND
                                                                         ---------------    ---------------
NET INVESTMENT INCOME:
  Income:
    Interest ........................................................    $     1,780,059    $     1,069,813
    Dividends .......................................................          1,120,547            196,717
    Foreign withholding tax on dividend income ......................                 --                 --
                                                                         ---------------    ---------------
      Total income ..................................................          2,900,606          1,266,530
                                                                         ---------------    ---------------
  Expenses:
    Investment management fees ......................................          4,685,714          1,983,499
    Transfer agent fees and expenses ................................            440,872            199,374
    Shareholder servicing fees ......................................            110,532             89,335
    Postage, printing, and other ....................................             56,879             20,895
    Custodian fees ..................................................             59,650             44,226
    Registration and filing fees ....................................             16,417             52,300
    Legal, insurance, and audit fees ................................             24,644             18,960
    Directors' fees .................................................              4,260              1,528
                                                                         ---------------    ---------------
      Total expenses ................................................          5,398,968          2,410,117
    Fees paid indirectly/expense reimbursements .....................            (17,280)            (7,588)
                                                                         ---------------    ---------------
      Net expenses ..................................................          5,381,688          2,402,529
                                                                         ---------------    ---------------
  Net investment income (loss) ......................................         (2,481,082)        (1,135,999)
                                                                         ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) from:
    Investment transactions .........................................        170,389,752         46,892,738
    Foreign currency transactions ...................................                 --                 --
                                                                         ---------------    ---------------
      Net realized gain (loss) ......................................        170,389,752         46,892,738
                                                                         ---------------    ---------------
  Change in net unrealized appreciation or (depreciation) on:
    Investments .....................................................         33,140,893         11,741,139
    Translation of other assets and liabilities in foreign currencies                 --                 --
                                                                         ---------------    ---------------
      Change in net unrealized appreciation or (depreciation) .......         33,140,893         11,741,139
                                                                         ---------------    ---------------
      Net realized and unrealized gain (loss) on investments ........        203,530,645         58,633,877
                                                                         ---------------    ---------------
NET INCREASE (DECREASE) RESULTING
  FROM OPERATIONS ...................................................    $   201,049,563    $    57,497,878
                                                                         ===============    ===============


                 See Accompanying Notes to Financial Statements

                                                                                                                      U.S.
                                                                            REAL ESTATE                           GOVERNMENT
                                                                              EQUITY             BALANCED         SECURITIES
                                                                               FUND                FUND              FUND
                                                                         ---------------    ---------------   ---------------
NET INVESTMENT INCOME:
  Income:
    Interest ........................................................    $       420,764    $    16,077,696   $     1,012,143
    Dividends .......................................................          8,009,511          1,555,630                --
    Foreign withholding tax on dividend income ......................                 --                 --                --
                                                                         ---------------    ---------------   ---------------
      Total income ..................................................          8,430,275         17,633,326         1,012,143
                                                                         ---------------    ---------------   ---------------
  Expenses:
    Investment management fees ......................................          1,041,284          2,601,770            88,973
    Transfer agent fees and expenses ................................            102,578            464,737            47,085
    Shareholder servicing fees ......................................            113,981            164,959                51
    Postage, printing, and other ....................................             55,506             68,596             6,211
    Custodian fees ..................................................             18,441             56,675             3,283
    Registration and filing fees ....................................             50,108             12,433             4,987
    Legal, insurance, and audit fees ................................             14,292             23,091            10,948
    Directors' fees .................................................              1,087              4,207               145
                                                                         ---------------    ---------------   ---------------
      Total expenses ................................................          1,397,277          3,396,468           161,683
    Fees paid indirectly/expense reimbursements .....................             (4,974)           (13,864)           (1,481)
                                                                         ---------------    ---------------   ---------------
      Net expenses ..................................................          1,392,303          3,382,604           160,202
                                                                         ---------------    ---------------   ---------------
  Net investment income (loss) ......................................          7,037,972         14,250,722           851,941
                                                                         ---------------    ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) from:
    Investment transactions .........................................           (486,105)        45,677,829          (136,254)
    Foreign currency transactions ...................................                 --                 --                --
                                                                         ---------------    ---------------   ---------------
      Net realized gain (loss) ......................................           (486,105)        45,677,829          (136,254)
                                                                         ---------------    ---------------   ---------------
  Change in net unrealized appreciation or (depreciation) on:
    Investments .....................................................         30,956,046         (4,773,949)          126,107
    Translation of other assets and liabilities in foreign currencies                 --                 --                --
                                                                         ---------------    ---------------   ---------------
      Change in net unrealized appreciation or (depreciation) .......         30,956,046         (4,773,949)          126,107
                                                                         ---------------    ---------------   ---------------
      Net realized and unrealized gain (loss) on investments ........         30,469,941         40,903,880           (10,147)
                                                                         ---------------    ---------------   ---------------
NET INCREASE (DECREASE) RESULTING
  FROM OPERATIONS ...................................................    $    37,507,913    $    55,154,602   $       841,794
                                                                         ===============    ===============   ===============
                                                                                FIXED           NATIONAL            OREGON
                                                                               INCOME           MUNICIPAL          MUNICIPAL
                                                                             SECURITIES           BOND               BOND
                                                                                FUND              FUND               FUND
                                                                         ---------------    ---------------    ---------------
NET INVESTMENT INCOME:
  Income:
    Interest ........................................................    $    13,680,875    $       275,633    $    11,161,660
    Dividends .......................................................                 --                 --                 --
    Foreign withholding tax on dividend income ......................                 --                 --                 --
                                                                         ---------------    ---------------    ---------------
      Total income ..................................................         13,680,875            275,633         11,161,660
                                                                         ---------------    ---------------    ---------------
  Expenses:
    Investment management fees ......................................            950,213             25,614          1,003,103
    Transfer agent fees and expenses ................................            174,974             18,586             78,133
    Shareholder servicing fees ......................................             48,298               --                5,467
    Postage, printing, and other ....................................             44,106             10,531             40,956
    Custodian fees ..................................................             23,947                917             15,070
    Registration and filing fees ....................................             20,639              2,089              4,598
    Legal, insurance, and audit fees ................................             17,626             12,845             20,130
    Directors' fees .................................................              1,548                 40              1,634
                                                                         ---------------    ---------------    ---------------
      Total expenses ................................................          1,281,351             70,622          1,169,091
    Fees paid indirectly/expense reimbursements .....................             (6,243)           (37,324)            (2,965)
                                                                         ---------------    ---------------    ---------------
      Net expenses ..................................................          1,275,108             33,298          1,166,126
                                                                         ---------------    ---------------    ---------------
  Net investment income (loss) ......................................         12,405,767            242,335          9,995,534
                                                                         ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) from:
    Investment transactions .........................................         (6,414,309)           (44,834)           (48,277)
    Foreign currency transactions ...................................                 --                 --                 --
                                                                         ---------------    ---------------    ---------------
      Net realized gain (loss) ......................................         (6,414,309)           (44,834)           (48,277)
                                                                         ---------------    ---------------    ---------------
  Change in net unrealized appreciation or (depreciation) on:
    Investments .....................................................          6,930,088            200,205          4,251,445
    Translation of other assets and liabilities in foreign currencies                 --                 --                 --
                                                                         ---------------    ---------------    ---------------
      Change in net unrealized appreciation or (depreciation) .......          6,930,088            200,205          4,251,445
                                                                         ---------------    ---------------    ---------------
      Net realized and unrealized gain (loss) on investments ........            515,779            155,371          4,203,168
                                                                         ---------------    ---------------    ---------------
NET INCREASE (DECREASE) RESULTING
  FROM OPERATIONS ...................................................    $    12,921,546    $       397,706    $    14,198,702
                                                                         ===============    ===============    ===============
                                                                                               COLUMBIA
                                                                            HIGH YIELD       DAILY INCOME
                                                                               FUND             COMPANY
                                                                         ---------------    ---------------
NET INVESTMENT INCOME:
  Income:
    Interest ........................................................    $     3,306,336    $    36,684,911
    Dividends .......................................................                 --                 --
    Foreign withholding tax on dividend income ......................                 --                 --
                                                                         ---------------    ---------------
      Total income ..................................................          3,306,336         36,684,911
                                                                         ---------------    ---------------
  Expenses:
    Investment management fees ......................................            216,719          2,759,061
    Transfer agent fees and expenses ................................             55,346            510,749
    Shareholder servicing fees ......................................             18,218                343
    Postage, printing, and other ....................................             10,508            128,904
    Custodian fees ..................................................              7,675            167,103
    Registration and filing fees ....................................             13,291             19,749
    Legal, insurance, and audit fees ................................             12,311             23,350
    Directors' fees .................................................                293              4,813
                                                                         ---------------    ---------------
      Total expenses ................................................            334,361          3,614,072
    Fees paid indirectly/expense reimbursements .....................             (2,467)           (51,498)
                                                                         ---------------    ---------------
      Net expenses ..................................................            331,894          3,562,574
                                                                         ---------------    ---------------
  Net investment income (loss) ......................................          2,974,442         33,122,337
                                                                         ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) from:
    Investment transactions .........................................           (925,529)                --
    Foreign currency transactions ...................................                 --                 --
                                                                         ---------------    ---------------
      Net realized gain (loss) ......................................           (925,529)                --
                                                                         ---------------    ---------------
  Change in net unrealized appreciation or (depreciation) on:
    Investments .....................................................           (879,357)                --
    Translation of other assets and liabilities in foreign currencies                 --                 --
                                                                         ---------------    ---------------
      Change in net unrealized appreciation or (depreciation) .......           (879,357)                --
                                                                         ---------------    ---------------
      Net realized and unrealized gain (loss) on investments ........         (1,804,886)                --
                                                                         ---------------    ---------------
NET INCREASE (DECREASE) RESULTING
  FROM OPERATIONS ...................................................    $     1,169,556    $    33,122,337
                                                                         ===============    ===============


                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

COLUMBIA FUNDS

                                                                                  COMMON STOCK FUND
                                                                         ---------------------------------
                                                                           SIX MONTHS           YEAR
                                                                              ENDED             ENDED
                                                                          JUNE 30, 2000      DECEMBER 31,
                                                                           (UNAUDITED)           1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income (loss) ....................................   $      (613,866)   $       798,941
    Net realized gain (loss) from:
      Investment transactions .......................................        81,024,205         97,974,252
      Foreign currency transactions .................................                --                 --
    Change in net unrealized appreciation or (depreciation) on:
      Investments ...................................................       (16,009,253)       103,218,921
      Translation of other assets and liabilities in foreign
       currencies ...................................................                --                 --
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............        64,401,086        201,992,114
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................                --           (954,346)
    From net realized gain from investment transactions and
      foreign currency transactions .................................                --        (54,980,735)
    From return of capital ..........................................                --                 --
NET CAPITAL SHARE TRANSACTIONS ......................................       (19,310,070)        16,706,345
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................        45,091,016        162,763,378
NET ASSETS:
    Beginning of period .............................................       959,909,943        797,146,565
                                                                        ---------------    ---------------
    End of period ...................................................   $ 1,005,000,959    $   959,909,943
                                                                        ===============    ===============
Undistributed net investment income (loss)
  at end of period ..................................................   $      (613,866)   $            --
                                                                        ===============    ===============
                                                                                 U.S. GOVERNMENT
                                                                                 SECURITIES FUND
                                                                         ---------------------------------
                                                                           SIX MONTHS           YEAR
                                                                              ENDED             ENDED
                                                                          JUNE 30, 2000      DECEMBER 31,
                                                                           (UNAUDITED)           1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income ...........................................   $       851,941    $     1,564,524
    Net realized gain (loss) from investment transactions ...........          (136,254)          (336,562)
    Change in net unrealized appreciation or (depreciation)
      on investments ................................................           126,107           (537,091)
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............           841,794            690,871
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................          (851,941)        (1,564,524)
    From net realized gain from investment transactions .............              --              (21,399)
NET CAPITAL SHARE TRANSACTIONS ......................................        (2,476,751)        (1,610,963)
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................        (2,486,898)        (2,506,015)
NET ASSETS:
  Beginning of period ...............................................        38,071,851         40,577,866
                                                                        ---------------    ---------------
  End of period .....................................................   $    35,584,953    $    38,071,851
                                                                        ===============    ===============
                                                                                   GROWTH FUND
                                                                        ----------------------------------
                                                                           SIX MONTHS             YEAR
                                                                              ENDED               ENDED
                                                                         JUNE 30, 2000         DECEMBER 31,
                                                                           (UNAUDITED)            1999
                                                                        ---------------    ----------------
OPERATIONS:
    Net investment income (loss) ....................................   $    (2,260,081)   $    (1,286,446)
    Net realized gain (loss) from:
      Investment transactions .......................................       160,547,998        293,681,987
      Foreign currency transactions .................................                --                 --
    Change in net unrealized appreciation or (depreciation) on:
      Investments ...................................................        61,894,379        158,791,288
      Translation of other assets and liabilities in foreign
       currencies ...................................................                --                 --
                                                                        ---------------    ----------------
    Net increase (decrease) resulting from operations ...............       220,182,296        451,186,829
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................                --            (31,399)
    From net realized gain from investment transactions and
      foreign currency transactions .................................                --       (188,737,105)
    From return of capital ..........................................                --                 --
NET CAPITAL SHARE TRANSACTIONS ......................................       (28,754,467)       145,296,654
                                                                        ---------------    ----------------
Net increase (decrease) in net assets ...............................       191,427,829        407,714,979
NET ASSETS:
    Beginning of period .............................................     2,160,738,520      1,753,023,541
                                                                        ---------------    ----------------
    End of period ...................................................   $ 2,352,166,349    $ 2,160,738,520
                                                                        ===============    ===============
Undistributed net investment income (loss)
  at end of period ..................................................   $    (2,260,081)   $            --
                                                                        ===============    ===============
                                                                                  FIXED INCOME
                                                                                 SECURITIES FUND
                                                                        ----------------------------------
                                                                           SIX MONTHS             YEAR
                                                                              ENDED               ENDED
                                                                         JUNE 30, 2000         DECEMBER 31,
                                                                           (UNAUDITED)            1999
                                                                        ---------------    ----------------
OPERATIONS:
    Net investment income ...........................................   $    12,405,767    $    25,394,003
    Net realized gain (loss) from investment transactions ...........        (6,414,309)        (9,249,028)
    Change in net unrealized appreciation or (depreciation)
      on investments ................................................         6,930,088        (23,036,495)
                                                                        ---------------    ----------------
    Net increase (decrease) resulting from operations ...............        12,921,546         (6,891,520)
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................       (12,405,767)       (25,394,003)
    From net realized gain from investment transactions .............                --           (123,381)
NET CAPITAL SHARE TRANSACTIONS ......................................       (16,247,234)         7,225,727
                                                                        ---------------    ----------------
Net increase (decrease) in net assets ...............................       (15,731,455)       (25,183,177)
NET ASSETS:
  Beginning of period ...............................................       397,146,954        422,330,131
                                                                        ---------------    ----------------
  End of period .....................................................   $   381,415,499    $   397,146,954
                                                                        ===============    ===============
                                                                                INTERNATIONAL STOCK FUND
                                                                        ----------------------------------
                                                                          SIX MONTHS             YEAR
                                                                             ENDED               ENDED
                                                                         JUNE 30, 2000        DECEMBER 31,
                                                                          (UNAUDITED)             1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income (loss) ....................................   $        88,035    $      (557,313)
    Net realized gain (loss) from:
      Investment transactions .......................................        24,838,297         31,646,061
      Foreign currency transactions .................................          (240,956)          (447,670)
    Change in net unrealized appreciation or (depreciation) on:
      Investments ...................................................       (55,586,108)        53,446,643
      Translation of other assets and liabilities in foreign
       currencies ...................................................           (18,542)            (8,562)
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............       (30,919,274)        84,079,159
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................                --                 --
    From net realized gain from investment transactions and
      foreign currency transactions .................................                --        (15,581,514)
    From return of capital ..........................................                --                 --
NET CAPITAL SHARE TRANSACTIONS ......................................        17,495,832         36,532,274
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................       (13,423,442)       105,029,919
NET ASSETS:
    Beginning of period .............................................       239,222,919        134,193,000
                                                                        ---------------    ---------------
    End of period ...................................................   $   225,799,477    $   239,222,919
                                                                        ===============    ===============
Undistributed net investment income (loss)
  at end of period ..................................................   $        88,035    $            --
                                                                        ===============    ===============
                                                                                 NATIONAL MUNICIPAL
                                                                                     BOND FUND
                                                                        ----------------------------------
                                                                          SIX MONTHS          FEBRUARY 10
                                                                             ENDED              THROUGH
                                                                         JUNE 30, 2000        DECEMBER 31,
                                                                          (UNAUDITED)             1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income ...........................................   $       242,335    $       227,984
    Net realized gain (loss) from investment transactions ...........           (44,834)            (4,238)
    Change in net unrealized appreciation or (depreciation)
      on investments ................................................           200,205           (400,643)
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............           397,706           (176,897)
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................          (242,335)          (227,984)
    From net realized gain from investment transactions .............                --                 --
NET CAPITAL SHARE TRANSACTIONS ......................................           473,245         10,539,803
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................           628,616         10,134,922
NET ASSETS:
  Beginning of period ...............................................        10,134,922                 --
                                                                        ---------------    ---------------
  End of period .....................................................   $    10,763,538    $    10,134,922
                                                                        ===============    ===============


                 See Accompanying Notes to Financial Statements

                                                                                    SPECIAL FUND
                                                                        ----------------------------------
                                                                          SIX MONTHS            YEAR
                                                                             ENDED              ENDED
                                                                         JUNE 30, 2000       DECEMBER 31,
                                                                           (UNAUDITED)           1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income (loss) ....................................   $    (2,481,082)   $    (4,980,345)
    Net realized gain (loss) from:
      Investment transactions .......................................       170,389,752        202,258,383
      Foreign currency transactions .................................                --                 --
    Change in net unrealized appreciation or (depreciation) on:
      Investments ...................................................        33,140,893         38,703,738
      Translation of other assets and liabilities in foreign
       currencies ...................................................                --                 --
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............       201,049,563        235,981,776
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................                --                 --
    From net realized gain from investment transactions and
      foreign currency transactions .................................                --        (64,905,812)
    From return of capital ..........................................                --                 --
NET CAPITAL SHARE TRANSACTIONS ......................................        31,844,062       (222,112,863)
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................       232,893,625        (51,036,899)
NET ASSETS:
    Beginning of period .............................................       918,321,992        969,358,891
                                                                        ---------------    ---------------
End of period .......................................................   $ 1,151,215,617    $   918,321,992
                                                                        ===============    ===============
Undistributed net investment income (loss)
  at end of period ..................................................   $    (2,481,082)   $            --
                                                                        ===============    ===============
                                                                                  OREGON MUNICIPAL
                                                                                     BOND FUND
                                                                        ----------------------------------
                                                                          SIX MONTHS            YEAR
                                                                             ENDED              ENDED
                                                                         JUNE 30, 2000       DECEMBER 31,
                                                                           (UNAUDITED)           1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income ...........................................   $     9,995,534    $    20,838,199
    Net realized gain (loss) from investment transactions ...........           (48,277)           583,400
    Change in net unrealized appreciation or (depreciation)
      on investments ................................................         4,251,445        (33,170,458)
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............        14,198,702        (11,748,859)
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................        (9,995,534)       (20,838,199)
    From net realized gain from investment transactions .............                --           (664,050)
NET CAPITAL SHARE TRANSACTIONS ......................................        (2,056,132)       (19,639,074)
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................         2,147,036        (52,890,182)
NET ASSETS:
  Beginning of period ...............................................       409,918,541        462,808,723
                                                                        ---------------    ---------------
  End of period .....................................................   $   412,065,577    $   409,918,541
                                                                        ===============    ===============
                                                                                  SMALL CAP FUND
                                                                        ----------------------------------
                                                                          SIX MONTHS             YEAR
                                                                             ENDED               ENDED
                                                                         JUNE 30, 2000        DECEMBER 31,
                                                                           (UNAUDITED)            1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income (loss) ....................................   $    (1,135,999)   $    (1,462,744)
    Net realized gain (loss) from:
      Investment transactions .......................................        46,892,738         35,579,689
      Foreign currency transactions .................................                --                 --
    Change in net unrealized appreciation or (depreciation) on:
      Investments ...................................................        11,741,139         68,026,459
      Translation of other assets and liabilities in foreign
       currencies ...................................................                --                 --
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............        57,497,878        102,143,404
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................                --                 --
    From net realized gain from investment transactions and
      foreign currency transactions .................................                --         (4,983,750)
    From return of capital ..........................................                --                 --
NET CAPITAL SHARE TRANSACTIONS ......................................       120,342,761         32,742,128
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................       177,840,639        129,901,782
NET ASSETS:
    Beginning of period .............................................       290,373,989        160,472,207
                                                                        ---------------    ---------------
    End of period ...................................................   $   468,214,628    $   290,373,989
                                                                        ===============    ===============
Undistributed net investment income (loss)
  at end of period ..................................................   $    (1,135,999)   $            --
                                                                        ===============    ===============
                                                                                  HIGH YIELD FUND
                                                                        ----------------------------------
                                                                          SIX MONTHS             YEAR
                                                                             ENDED               ENDED
                                                                         JUNE 30, 2000        DECEMBER 31,
                                                                           (UNAUDITED)            1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income ...........................................   $     2,974,442    $     5,210,530
    Net realized gain (loss) from investment transactions ...........          (925,529)        (1,090,679)
    Change in net unrealized appreciation or (depreciation)
      on investments ................................................          (879,357)        (2,631,537)
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............         1,169,556          1,488,314
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................        (2,974,442)        (5,210,530)
    From net realized gain from investment transactions .............                --            (53,874)
NET CAPITAL SHARE TRANSACTIONS ......................................         9,062,329         17,930,084
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................         7,257,443         14,153,994
NET ASSETS:
  Beginning of period ...............................................        71,677,827         57,523,833
                                                                        ---------------    ---------------
  End of period .....................................................   $    78,935,270    $    71,677,827
                                                                        ===============    ===============
                                                                             REAL ESTATE EQUITY FUND
                                                                        ----------------------------------
                                                                          SIX MONTHS            YEAR
                                                                             ENDED              ENDED
                                                                         JUNE 30, 2000       DECEMBER 31,
                                                                           (UNAUDITED)           1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income (loss) ....................................   $     7,037,972    $    11,701,442
    Net realized gain (loss) from:
      Investment transactions .......................................          (486,105)        (7,830,003)
      Foreign currency transactions .................................                --                 --
    Change in net unrealized appreciation or (depreciation) on:
      Investments ...................................................        30,956,046        (10,932,476)
      Translation of other assets and liabilities in foreign
       currencies ...................................................                --                 --
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............        37,507,913         (7,061,037)
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................        (6,893,654)       (10,095,164)
    From net realized gain from investment transactions and
      foreign currency transactions .................................                --
    From return of capital ..........................................                --         (1,606,278)
NET CAPITAL SHARE TRANSACTIONS ......................................        66,445,217         96,305,863
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................        97,059,476         77,543,384
NET ASSETS:
    Beginning of period .............................................       241,715,738        164,172,354
                                                                        ---------------    ---------------
    End of period ...................................................   $   338,775,214    $   241,715,738
                                                                        ===============    ===============
Undistributed net investment income (loss)
  at end of period ..................................................   $       144,318    $            --
                                                                        ===============    ===============
                                                                                   COLUMBIA DAILY
                                                                                   INCOME COMPANY
                                                                        ----------------------------------
                                                                          SIX MONTHS            YEAR
                                                                             ENDED              ENDED
                                                                         JUNE 30, 2000       DECEMBER 31,
                                                                           (UNAUDITED)           1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income ...........................................   $    33,122,337    $    51,617,530
    Net realized gain (loss) from investment transactions ...........                --                 --
    Change in net unrealized appreciation or (depreciation)
      on investments ................................................                --                 --
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............        33,122,337         51,617,530
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................       (33,122,337)       (51,617,530)
    From net realized gain from investment transactions .............                --                 --
NET CAPITAL SHARE TRANSACTIONS ......................................       (40,774,267)        56,148,201
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................       (40,774,267)        56,148,201
NET ASSETS:
  Beginning of period ...............................................     1,165,289,412      1,109,141,211
                                                                        ---------------    ---------------
  End of period .....................................................   $ 1,124,515,145    $ 1,165,289,412
                                                                        ===============    ===============
                                                                                   BALANCED FUND
                                                                        ----------------------------------
                                                                         SIX MONTHS              YEAR
                                                                            ENDED                ENDED
                                                                        JUNE 30, 2000         DECEMBER 31,
                                                                          (UNAUDITED)             1999
                                                                        ---------------    ---------------
OPERATIONS:
    Net investment income (loss) ....................................   $    14,250,722    $    29,080,146
    Net realized gain (loss) from:
      Investment transactions .......................................        45,677,829         58,919,954
      Foreign currency transactions .................................                --                 --
    Change in net unrealized appreciation or (depreciation) on:
      Investments ...................................................        (4,773,949)        33,437,705
      Translation of other assets and liabilities in foreign
       currencies ...................................................                --                 --
                                                                        ---------------    ---------------
    Net increase (decrease) resulting from operations ...............        55,154,602        121,437,805
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......................................       (14,084,266)       (28,986,708)
    From net realized gain from investment transactions and
      foreign currency transactions .................................                --        (27,016,924)
    From return of capital ..........................................                --                 --
NET CAPITAL SHARE TRANSACTIONS ......................................         6,469,117            124,908
                                                                        ---------------    ---------------
Net increase (decrease) in net assets ...............................        47,539,453         65,559,081
NET ASSETS:
    Beginning of period .............................................     1,040,939,839        975,380,758
                                                                        ---------------    ---------------
End of period .......................................................   $ 1,088,479,292    $ 1,040,939,839
                                                                        ===============    ===============
Undistributed net investment income (loss)
  at end of period ..................................................   $       465,743    $       299,287
                                                                        ===============    ===============

               See Accompanying Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                   (Unaudited)

-- 1. SIGNIFICANT ACCOUNTING POLICIES --

The Columbia Funds (the "Funds") consist of the following:

      Columbia Common Stock Fund, Inc.
      Columbia Growth Fund, Inc.
      Columbia International Stock Fund, Inc.
      Columbia Special Fund, Inc.
      Columbia Small Cap Fund, Inc.
      Columbia Real Estate Equity Fund, Inc.
      Columbia Balanced Fund, Inc.
      Columbia U.S. Government Securities Fund, Inc.
      Columbia Fixed Income Securities Fund, Inc.
      Columbia National Municipal Bond Fund, Inc.
      Columbia Oregon Municipal Bond Fund, Inc.
      Columbia High Yield Fund, Inc.
      Columbia Daily Income Company

All Funds are open-end investment companies registered under the Investment Company Act of 1940, as amended, and are diversified except the Oregon Municipal Bond Fund, which is non-diversified.

Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by each Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Equity securities are valued based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Fixed income securities are valued based on market value as quoted by dealers who are market makers in these securities, by independent pricing services, or by the Funds' investment adviser using a methodology approved by the Board of Directors. Market values for fixed income securities, except for municipal securities, are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Market value for municipal securities is based on bid prices. Investment securities with less than 60 days to maturity when purchased and all securities held by Columbia Daily Income Company are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of each Fund.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. Each Fund segregates liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums or accretion of discounts. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of all Funds. Expenses for "fees paid indirectly" reflect earnings credits on uninvested cash balances used to reduce the Funds' custodian charges.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (Unaudited)

-- 1. SIGNIFICANT ACCOUNTING POLICIES, -- CONTINUED

FORWARD CURRENCY EXCHANGE CONTRACTS. Certain Funds may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of the portfolio securities denominated in a foreign currency. Contracts are valued at the prevailing forward exchange rate of the underlying currencies. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in the net realized gains or losses from foreign currency transactions. Fluctuations in the value of forward currency contracts are recorded for financial reporting purposes as unrealized gains or losses. The Fund could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the corresponding change (resulting from a change in exchange rates) in value of the securities denominated in that currency. During the six months ended June 30, 2000, the Funds did not enter into any such forward currency contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Stock Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

USE OF ESTIMATES. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income of the Common Stock, Real Estate Equity and Balanced Funds are declared and paid quarterly. Dividends from net investment income of the Growth, International Stock, Special, and Small Cap Funds are declared and paid annually. Dividends from net investment income of the U.S. Government Securities, Fixed Income Securities, National Municipal Bond, Oregon Municipal Bond, and High Yield Funds are declared daily and paid monthly. Dividends from net investment income of the Columbia Daily Income Company are declared and paid daily. Distributions from any net realized gains are generally declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. A portion of the dividends paid to shareholders in the Real Estate Equity Fund include return of capital received from Real Estate Investment Trust securities held in the Fund's portfolio. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Directors in accordance with federal income tax regulations.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (Unaudited)

-- 1. SIGNIFICANT ACCOUNTING POLICIES, -- CONTINUED

FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Fund. Thus, no federal income or excise tax provision is required.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of losses from wash sales, passive foreign investment companies, post-October losses, and non-taxable dividends.

As of December 31, 1999, the Real Estate Equity, U.S. Government Securities, Fixed Income Securities, National Municipal Bond, and High Yield Funds had $4,833,568, $7,041, $6,446,288, $4,238 and $1,036,178, respectively, in capital loss carryovers available to offset future capital gains distributions. These capital loss carryovers expire in the year 2007. Also, the Real Estate Equity, U.S. Government Securities, Fixed Income Securities, Oregon Municipal Bond, and High Yield Funds had $2,270,349, $168,923, $2,680,210, $62,999, and $49,600,
respectively, in post-October losses that were deferred to January 1, 2000.

FOREIGN CAPITAL GAINS TAXES. Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 30%. The Funds provide for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

OTHER. The High Yield Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment-grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments. As of June 30, 2000, 12% of the Fund's debt securities were rated Baa, 46% were rated Ba, 41% were rated B, and 1% were rated C, as rated by Moody's Investors Service, Inc.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (Unaudited)

           -- 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES --

The amounts of fees and expenses described below are shown on each Fund's statement of operations.

Columbia Funds Management Company (CFMC) manages each Fund, and Columbia Trust Company (CTC) is the transfer and shareholder servicing agent. CFMC and CTC are indirect, wholly owned subsidiaries of FleetBoston Financial Corporation, a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees were paid by each Fund to CFMC. The fees are based on the following annual rates of average daily net assets:

                                                 FEES ON          FEES ON         FEES ON         FEES ON
                                               NET ASSETS       NET ASSETS      NET ASSETS      NET ASSETS
                                                 FIRST             NEXT            NEXT          EXCEEDING
                                              $200 MILLION     $300 MILLION    $500 MILLION     $1 BILLION
                                              ------------     ------------    ------------     -----------
Common Stock Fund ...........................   0.60 of 1%      0.60 of 1%       0.60 of 1%      0.60 of 1%
Growth Fund .................................   0.75 of 1%      0.625 of 1%      0.50 of 1%      0.50 of 1%
International Stock Fund ....................   1.00 of 1%      1.00 of 1%       1.00 of 1%      1.00 of 1%
Special Fund ................................   1.00 of 1%      1.00 of 1%       0.75 of 1%      0.75 of 1%
Small Cap Fund ..............................   1.00 of 1%      1.00 of 1%       1.00 of 1%      1.00 of 1%
Real Estate Equity Fund .....................   0.75 of 1%      0.75 of 1%       0.75 of 1%      0.75 of 1%
Balanced Fund ...............................   0.50 of 1%      0.50 of 1%       0.50 of 1%      0.50 of 1%
U.S. Government Securities Fund .............   0.50 of 1%      0.50 of 1%       0.50 of 1%      0.50 of 1%
Fixed Income Securities Fund ................   0.50 of 1%      0.50 of 1%       0.50 of 1%      0.50 of 1%
National Municipal Bond Fund ................   0.50 of 1%      0.50 of 1%       0.50 of 1%      0.50 of 1%
Oregon Municipal Bond Fund ..................   0.50 of 1%      0.50 of 1%       0.50 of 1%      0.50 of 1%
High Yield Fund .............................   0.60 of 1%      0.60 of 1%       0.60 of 1%      0.60 of 1%
Columbia Daily Income Company ...............   0.50 of 1%      0.50 of 1%       0.45 of 1%      0.40 of 1%

Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors received no compensation from the Funds.

Transfer agent fees were paid by each Fund to CTC for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The Funds also reimburse CTC for certain direct shareholder servicing and accounting costs.

For the year ending December 31, 2000, CFMC contractually agreed to reimburse expenses in excess of 0.65% of 1% for the National Municipal Bond Fund.

                          NOTEST OF INANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                   (Unaudited)

                        -- 3. INVESTMENT TRANSACTIONS --

Aggregate purchases, sales and maturities, net realized gains (losses) and unrealized appreciation (depreciation) of investments, excluding short-term investments, as of and for the six months ended June 30, 2000, were as follows:


                                                     COMMON                             INTERNATIONAL
                                                      STOCK              GROWTH              STOCK            SPECIAL
                                                      FUND                FUND               FUND               FUND
                                                 ---------------    ---------------    ---------------    ---------------
PURCHASES:
Investment securities other
than U.S. Government obligations .............   $   475,740,097    $ 1,103,990,836    $   122,659,692    $   855,218,512
  U.S. Government obligations ................                --                 --                 --                 --
                                                 ---------------    ---------------    ---------------    ---------------
    Total purchases ..........................   $   475,740,097    $ 1,103,990,836    $   122,659,692    $   855,218,512
                                                 ===============    ===============    ===============    ===============
SALES AND MATURITIES:
Investment securities other
than U.S. Government obligations .............   $   475,084,635    $ 1,104,108,363    $    99,996,063    $   838,428,663
  U.S. Government obligations ................                --                 --                 --                 --
                                                 ---------------    ---------------    ---------------    ---------------
    Total sales and maturities ...............   $   475,084,635    $ 1,104,108,363    $    99,996,063    $   838,428,663
                                                 ===============    ===============    ===============    ===============
NET REALIZED GAIN (LOSS):
Investment securities other
than U.S. Government obligations .............   $    81,024,205    $   160,547,998    $    24,838,297    $   170,389,752
  U.S. Government obligations ................                --                 --                 --                 --
                                                 ---------------    ---------------    ---------------    ---------------
    Total net realized gain (loss) ...........   $    81,024,205    $   160,547,998    $    24,838,297    $   170,389,752
                                                 ===============    ===============    ===============    ===============
UNREALIZED APPRECIATION (DEPRECIATION)
  FOR FEDERAL INCOME TAX PURPOSES:
Appreciation .................................   $   335,090,214    $   874,148,203    $    43,213,814    $   380,627,836
  Depreciation ...............................       (22,601,047)       (30,768,637)       (10,839,353)       (23,238,473)
                                                 ---------------    ---------------    ---------------    ---------------
    Net unrealized appreciation (depreciation)   $   312,489,167    $   843,379,566    $    32,374,461    $   357,389,363
                                                 ===============    ===============    ===============    ===============


                                                    SMALL CAP
                                                       FUND
                                                 ---------------
PURCHASES:
Investment securities other
than U.S. Government obligations .............   $   348,594,091
  U.S. Government obligations ................                --
                                                 ---------------
    Total purchases ..........................   $   348,594,091
                                                 ===============
SALES AND MATURITIES:
Investment securities other
than U.S. Government obligations .............   $   247,260,279
  U.S. Government obligations ................                --
                                                 ---------------
    Total sales and maturities ...............   $   247,260,279
                                                 ===============
NET REALIZED GAIN (LOSS):
Investment securities other
than U.S. Government obligations .............   $    46,892,738
  U.S. Government obligations ................                --
                                                 ---------------
    Total net realized gain (loss) ...........   $    46,892,738
                                                 ===============
UNREALIZED APPRECIATION (DEPRECIATION)
  FOR FEDERAL INCOME TAX PURPOSES:
Appreciation .................................   $   118,298,094
  Depreciation ...............................       (14,063,966)
                                                 ---------------
    Net unrealized appreciation (depreciation)   $   104,234,128
                                                 ===============

                                                                                             U.S.              FIXED
                                                    REAL ESTATE                           GOVERNMENT          INCOME
                                                      EQUITY            BALANCED          SECURITIES        SECURITIES
                                                       FUND               FUND               FUND              FUND
                                                 ---------------    ---------------    ---------------    ---------------
PURCHASES:
Investment securities other
than U.S. Government obligations .............   $    64,623,238    $   456,851,963    $            --    $   108,628,209
  U.S. Government obligations ................                --        149,633,017          9,645,383        123,885,495
                                                 ---------------    ---------------    ---------------    ---------------
    Total purchases ..........................   $    64,623,238    $   606,484,980    $     9,645,383    $   232,513,704
                                                 ===============    ===============    ===============    ===============
SALES AND MATURITIES:
Investment securities other
than U.S. Government obligations .............   $     8,093,855    $   462,925,943    $            --    $   126,928,900
  U.S. Government obligations ................                --          159,908,589       17,367,867        125,282,758
                                                 ---------------    ---------------    ---------------    ---------------
    Total sales and maturities ...............   $     8,093,855    $   622,834,532    $    17,367,867    $   252,211,658
                                                 ===============    ===============    ===============    ===============
NET REALIZED GAIN (LOSS):
Investment securities other
than U.S. Government obligations .............   $      (486,105)   $    48,248,387    $            --    $    (3,772,807)
  U.S. Government obligations ................                --         (2,570,558)          (136,254)        (2,641,502)
                                                 ---------------    ---------------    ---------------    ---------------
    Total net realized gain (loss) ...........   $      (486,105)   $    45,677,829    $      (136,254)   $    (6,414,309)
                                                 ===============    ===============    ===============    ===============
UNREALIZED APPRECIATION (DEPRECIATION)
  FOR FEDERAL INCOME TAX PURPOSES:
Appreciation .................................   $    31,743,876    $   217,694,134    $        44,283    $     2,051,848
  Depreciation ...............................       (10,984,126)       (27,081,699)          (277,536)        (9,071,654)
                                                 ---------------    ---------------    ---------------    ---------------
    Net unrealized appreciation (depreciation)   $    20,759,750    $   190,612,435    $      (233,253)   $    (7,019,806)
                                                 ===============    ===============    ===============    ===============
                                                    NATIONAL            OREGON
                                                   MUNICIPAL           MUNICIPAL
                                                      BOND                BOND            HIGH YIELD
                                                      FUND                FUND               FUND
                                                 ---------------    ---------------    ---------------
PURCHASES:
Investment securities other
than U.S. Government obligations .............   $     2,008,777    $    45,784,404    $    18,720,291
  U.S. Government obligations ................                --                 --                 --
                                                 ---------------    ---------------    ---------------
    Total purchases ..........................   $     2,008,777    $    45,784,404    $    18,720,291
                                                 ===============    ===============    ===============
SALES AND MATURITIES:
Investment securities other
than U.S. Government obligations .............   $     1,291,845    $    48,293,944    $    13,392,810
  U.S. Government obligations ................                --                 --                 --
                                                 ---------------    ---------------    ---------------
    Total sales and maturities ...............   $     1,291,845    $    48,293,944    $    13,392,810
                                                 ===============    ===============    ===============
NET REALIZED GAIN (LOSS):
Investment securities other
than U.S. Government obligations .............   $       (44,834)   $       (48,277)   $      (925,529)
  U.S. Government obligations ................                --                 --                 --
                                                 ---------------    ---------------    ---------------
    Total net realized gain (loss) ...........   $       (44,834)   $       (48,277)   $      (925,529)
                                                 ===============    ===============    ===============
UNREALIZED APPRECIATION (DEPRECIATION)
  FOR FEDERAL INCOME TAX PURPOSES:
Appreciation .................................   $            --    $     5,088,614    $       202,280
  Depreciation ...............................          (200,438)       (10,234,383)        (3,556,159)
                                                 ---------------    ---------------    ---------------
    Net unrealized appreciation (depreciation)   $      (200,438)   $    (5,145,769)   $    (3,353,879)
                                                 ===============    ===============    ===============

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (Unaudited)

                         -- 4. CAPITAL STOCK ACTIVITY--

                                        COMMON STOCK FUND                 GROWTH FUND                INTERNATIONAL STOCK FUND
                                  ----------------------------    ----------------------------    ------------------------------
                                   SIX MONTHS        YEAR          SIX MONTHS       YEAR          SIX MONTHS           YEAR
                                      ENDED          ENDED            ENDED         ENDED            ENDED             ENDED
                                  JUNE 30, 2000   DECEMBER 31,    JUNE 30, 2000  DECEMBER 31,    JUNE 30, 2000      DECEMBER 31,
                                   (UNAUDITED)       1999          (UNAUDITED)      1999           (UNAUDITED)         1999
                                  -------------  -------------    -------------  -------------    -------------    -------------
SHARES:
  Shares sold .................       5,698,295     11,517,632        5,727,868      9,878,594        4,895,191        6,568,847
  Shares reinvested for
    dividends and distributions              --      1,925,063               --      3,704,725               --          672,171
                                  -------------  -------------    -------------  -------------    -------------    -------------
                                      5,698,295     13,442,695        5,727,868     13,583,319        4,895,191        7,241,018
  Shares redeemed .............      (6,398,646)   (12,902,897)      (6,358,161)   (10,645,707)      (4,133,347)      (5,437,082)
                                  -------------  -------------    -------------  -------------    -------------    -------------
  Net increase (decrease) .....        (700,351)       539,798         (630,293)     2,937,612          761,844        1,803,936
                                  =============  =============    =============  =============    =============    =============
AMOUNTS:
  Sales .......................   $ 169,244,663  $ 303,390,022    $ 291,537,356  $ 458,631,367    $ 105,994,397    $ 115,830,456
  Reinvestment of dividends
    and distributions .........              --     55,517,942               --    181,198,091               --       15,332,212
                                  -------------  -------------    -------------  -------------    -------------    -------------
                                    169,244,663    358,907,964      291,537,356    639,829,458      105,994,397      131,162,668
  Less redemptions ............    (188,554,733)  (342,201,619)    (320,291,823)  (494,532,804)     (88,498,565)     (94,630,394)
                                  -------------  -------------    -------------  -------------    -------------    -------------
  Net increase (decrease) .....   $ (19,310,070) $  16,706,345    $ (28,754,467) $ 145,296,654    $  17,495,832    $  36,532,274
                                  =============  =============    =============  =============    =============    =============
  Captial stock authorized ....     100,000,000                     100,000,000                     100,000,000
  Par value ...................          no par                           $0.01                          no par
                                            U.S. GOVERNMENT                   FIXED INCOME                     NATIONAL MUNICIPAL
                                            SECURITIES FUND                  SECURITIES FUND                        BOND FUND
                                  --------------------------------  --------------------------------  -----------------------------
                                     SIX MONTHS         YEAR         SIX MONTHS         YEAR         SIX MONTHS        FEBRUARY 10
                                       ENDED            ENDED           ENDED           ENDED           ENDED           THROUGH
                                   JUNE 30, 2000     DECEMBER 31,   JUNE 30, 2000    DECEMBER 31,   JUNE 30, 2000      DECEMBER 31,
                                    (UNAUDITED)         1999          (UNAUDITED)       1999         (UNAUDITED)          1999
                                  ---------------   --------------  -------------  ---------------  -------------  ---------------
SHARES:
Shares sold .....................         827,654        1,622,111      4,771,705       11,566,401        206,302        1,167,112
  Shares reinvested for
     dividends and distributions           96,948          179,825        876,946        1,654,141         24,458           22,266
                                  ---------------   --------------  -------------  ---------------  -------------  ---------------
                                          924,602        1,801,936      5,648,651       13,220,542        230,760        1,189,378
  Shares redeemed ...............      (1,227,416)      (1,994,828)    (6,961,244)     (12,763,958)      (179,864)         (97,174)
                                  ---------------   --------------  -------------  ---------------  -------------  ---------------
  Net increase (decrease) .......        (302,814)        (192,892)    (1,312,593)         456,584         50,896        1,092,204
                                  ===============   ==============  =============  ===============  =============  ===============
AMOUNTS:
  Sales ......................... $     6,771,930       13,439,970  $  59,016,577  $   149,896,177  $   1,912,921  $    11,243,302
  Reinvestment of dividends
    and distributions ...........         792,711        1,487,740     10,839,505       21,208,934        227,362          210,997
                                  ---------------   --------------  -------------  ---------------  -------------  ---------------
                                        7,564,641       14,927,710     69,856,082      171,105,111      2,140,283       11,454,299
  Less redemptions ..............     (10,041,392)     (16,538,673)   (86,103,316)    (163,879,384)    (1,667,038)        (914,496)
                                  ---------------   --------------  -------------  ---------------  -------------  ---------------
  Net increase (decrease) ....... $    (2,476,751)      (1,610,963) $ (16,247,234) $     7,225,727  $     473,245  $    10,539,803
                                  ===============   ==============  =============  ===============  =============  ===============
  Captial stock authorized ......     100,000,000                     200,000,000                     100,000,000
  Par value ..................... $          0.01                   $        0.01                   $        0.01


                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (Unaudited)

                         -- 4. CAPITAL STOCK ACTIVITY--

                                        SPECIAL FUND                SMALL CAP FUND                 REAL ESTATE EQUITY FUND
                                ----------------------------   ------------------------------    ------------------------------
                                 SIX MONTHS       YEAR         SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                    ENDED          ENDED           ENDED            ENDED            ENDED            ENDED
                                JUNE 30, 2000   DECEMBER 31,   JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
                                 (UNAUDITED)       1999         (UNAUDITED)         1999          (UNAUDITED)         1999
                                -------------  -------------   -------------    -------------    -------------    -------------
SHARES:
  Shares sold .................     7,186,912      8,091,686       9,619,399        9,154,142        9,706,721       14,484,357
  Shares reinvested for
    dividends and distributions            --      2,110,467              --          179,125          426,552          741,606
                                -------------  -------------   -------------    -------------    -------------    -------------
                                    7,186,912     10,202,153       9,619,399        9,333,267       10,133,273       15,225,963
  Shares redeemed .............    (6,306,085)   (20,554,037)     (5,718,120)      (7,888,604)      (5,887,980)      (9,054,829)
                                -------------  -------------   -------------    -------------    -------------    -------------
  Net increase (decrease) .....       880,827    (10,351,884)      3,901,279        1,444,663        4,245,293        6,171,134
                                =============  =============   =============    =============    =============    =============
AMOUNTS:
  Sales ....................... $ 251,211,807  $ 189,699,087   $ 296,430,900    $ 173,956,372    $ 150,242,830    $ 223,469,596
  Reinvestment of dividends
    and distributions .........            --     63,166,278              --        4,882,952        6,658,276       11,170,622
                                -------------  -------------   -------------    -------------    -------------    -------------
                                  251,211,807    252,865,365     296,430,900      178,839,324      156,901,106      234,640,218
  Less redemptions ............  (219,367,745)  (176,088,139)    (90,455,889)    (138,334,355)    (183,187,953)    (479,171,475)
                                -------------  -------------   -------------    -------------    -------------    -------------
  Net increase (decrease) ..... $  31,844,062  $(222,112,863)  $ 120,342,761    $  32,742,128    $  66,445,217    $  96,305,863
                                =============  =============   =============    =============    =============    =============
  Captial stock authorized ....   100,000,000                    100,000,000                       100,000,000
  Par value ...................       $0.01                         no par                            no par


                                                                               OREGON MUNICIPAL
                                           BALANCED FUND                         BOND FUND
                                   ------------------------------   ---------------------------------
                                    SIX MONTHS          YEAR          SIX MONTHS           YEAR
                                       ENDED            ENDED           ENDED              ENDED
                                   JUNE 30, 2000     DECEMBER 31,   JUNE 30, 2000       DECEMBER 31,
                                    (UNAUDITED)         1999          (UNAUDITED)           1999
                                   -------------    -------------   --------------    ---------------
SHARES:
  Shares sold .................        6,962,257       17,873,300        3,792,002          7,638,760
  Shares reinvested for
    dividends and distributions          533,392        2,275,603          676,901          1,429,175
                                   -------------    -------------   --------------    ---------------
                                       7,495,649       20,148,903        4,468,903          9,067,935
  Shares redeemed .............       (7,300,082)     (20,132,726       (4,648,002)       (10,762,622)
                                   -------------    -------------   --------------    ---------------
  Net increase (decrease) .....          195,567           16,177         (179,099)        (1,694,687)
                                   =============    =============   ==============    ===============
AMOUNTS:
  Sales .......................    $ 175,795,283    $ 423,883,086       43,757,491    $    92,826,600
  Reinvestment of dividends
    and distributions .........       13,861,787       55,413,297        7,818,681         17,180,278
                                   -------------    -------------   --------------    ---------------
                                     189,657,070      479,296,383       51,576,172        110,006,878
  Less redemptions ............                                        (53,632,304)      (129,645,952)
                                   -------------    -------------   --------------    ---------------
  Net increase (decrease) .....    $   6,469,117    $     124,908       (2,056,132)   $   (19,639,074)
                                   =============    =============   ==============    ===============
  Captial stock authorized ....      100,000,000                       100,000,000
  Par value ...................         no par                              no par


                                              HIGH YIELD                          COLUMBIA DAILY
                                                 FUND                             INCOME COMPANY
                                  ----------------------------------    ----------------------------------
                                    SIX MONTHS           YEAR             SIX MONTHS            YEAR
                                       ENDED             ENDED               ENDED              ENDED
                                   JUNE 30, 2000      DECEMBER 31,       JUNE 30, 2000       DECEMBER 31,
                                     (UNAUDITED)           1999             (UNAUDITED)           1999
                                  ---------------    ---------------    ---------------    ---------------
SHARES:
  Shares sold .................         3,272,070          5,482,451      1,046,648,106      1,662,164,367
  Shares reinvested for
    dividends and distributions           290,021            481,404         33,108,884         51,589,441
                                  ---------------    ---------------    ---------------    ---------------
                                        3,562,091          5,963,855      1,079,756,990      1,713,753,808
  Shares redeemed .............        (2,563,729)        (4,117,581)    (1,657,605,607)
                                  ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) .....           998,362          1,846,274        (40,774,267)        56,148,201
                                  ===============    ===============    ===============    ===============
AMOUNTS:
  Sales .......................   $    29,834,224    $    52,700,054    $ 1,046,648,106    $ 1,662,164,367
  Reinvestment of dividends
    and distributions .........         2,631,262          4,589,655         33,108,884         51,589,441
                                  ---------------    ---------------    ---------------    ---------------
                                       32,465,486         57,289,709      1,079,756,990      1,713,753,808
  Less redemptions ............       (23,403,157)       (39,359,625)    (1,657,605,607)
                                  ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) .....   $     9,062,329    $    17,930,084    $   (40,774,267)   $    56,148,201
                                  ===============    ===============    ===============    ===============
  Captial stock authorized ....       100,000,000                         2,000,000,000
  Par value ...................            no par                       $         0.001

                                     NOTES
--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK; AND INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                     [LOGO]


                                 COLUMBIA FUNDS
              -- 1301 S.W. FIFTH AVENUE, PORTLAND, OREGON 97201 --



                                 -- DIRECTORS --
--------------------------------------------------------------------------------
                                 JAMES C. GEORGE
                              J. JERRY INSKEEP, JR.
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH


                            -- INVESTMENT ADVISOR --
--------------------------------------------------------------------------------
                        COLUMBIA FUNDS MANAGEMENT COMPANY
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                               -- LEGAL COUNSEL --
--------------------------------------------------------------------------------
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                              -- TRANSFER AGENT --
--------------------------------------------------------------------------------
                             COLUMBIA TRUST COMPANY
                             1301 S.W. FIFTH AVENUE
                             PORTLAND, OREGON 97201




    THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
           THE MANAGERS' VIEWS CONTAINED IN THIS REPORT ARE SUBJECT TO
                  CHANGE AT ANY TIME, BASED ON MARKET AND OTHER
   CONSIDERATIONS. PORTFOLIO CHANGES SHOULD NOT BE CONSIDERED RECOMMENDATIONS
                      FOR ACTION BY INDIVIDUAL INVESTORS.
                FUNDS DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC.

--------------------------------------------------------------------------------